The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series
Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund
(formerly Multi-Sector Growth Fund)

Small Capitalization Growth Fund

Small Capitalization Value Fund

International Equity Fund

AUGUST 31, 1999

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



TABLE OF CONTENTS

John Hancock Funds -- Institutional Series Trust

                                                               Page
1) Chairman's Message                                             3

2) Portfolio Manager Commentary


   This commentary reflects the views of the portfolio managers or portfolio management team through the end of each Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                  4

   John Hancock Dividend Performers Fund                          7

   John Hancock Medium Capitalization Growth Fund                10

   John Hancock Small Capitalization Growth Fund                 13

   John Hancock Small Capitalization Value Fund                  16

   John Hancock International Equity Fund                        19

3) Financial Statements                                          22

4) Notes To Financial Statements                                 64

TRUSTEES
Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer and
Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS
International Equity Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER
International Equity Fund
John Hancock Advisers International Ltd.
Dukes Court, 6th Floor
32-36 Duke Street St. James's
London, England SWIY 6DF

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109



CHAIRMAN'S MESSAGE

[A 1" x 1-1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Foresight" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-540-2788 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND ANTHONY A. GOODCHILD, BENJAMIN A. MATTHEWS AND TRIET NGUYEN, PORTFOLIO MANAGERS

[A 2-1/2" x 2" photo at bottom right side of page of John Hancock Active Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews, Jim Ho, Triet Nguyen and Tony Goodchild."]

John Hancock
Active Bond Fund

Strong U.S. economy gives rise to inflation concerns and rate hikes

The past six months were a study in contrasts yet again for John Hancock Active Bond Fund. At the outset, credit-sensitive bond sectors had regained their footing from last August's global financial meltdown. Investment-grade corporate and high-yield bonds, mortgage-backed and asset-backed issues, as well as emerging-market debt began posting significant gains. U.S. Treasury securities went into a tailspin as the flight-to-quality trade reversed itself and they continued under pressure through period's end. The recovery of yield-enhanced bonds lasted through April and then began to lose steam in earnest during May. The market environment remained unfavorable for most bonds as the summer progressed. An abundant supply of new corporate issues, a strengthening U.S. economy, inflation concerns and two interest-rate hikes by the Federal Reserve Board characterized the final three months of the semiannual period.

"...we have
better
positioned
the portfo-
lio to take
advantage
of buying
opportuni-
ties..."

Fund performance

For the six months ended August 31, 1999, the Fund returned a total of -0.39% at net asset value, outperforming the -1.52% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, produced results of -0.96% in the same period. Historical performance information can be found on page six.

What we did over the period

We began the fiscal period with several strategies in place, then modified some of our tactics in late spring to take advantage of new opportunities.

* Extended duration and increased Treasury exposure. Used to gauge a fund's sensitivity to interest rate changes, duration is a mathematical measure that can play a role in performance. When interest rates rise, a shorter duration can help buoy a portfolio's share price. When rates decline, a shorter duration may inhibit a portfolio from participating fully in price appreciation possibilities. For much of the period, we kept the Fund's average duration relatively short in anticipation of a rising-rate environment. As yields rose across the board and prices declined in anticipation of the Fed's two rate increases, this approach helped the Fund.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of .5% with -2.0% at the bottom and 0% at the top. The first bar represents the -0.39% total return for John Hancock Active Bond Fund. The second bar represents the -1.52% total return for Average corporate debt A-rated fund. The third bar represents the -0.96% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

By period's end, however, the yield on the 30-year Treasury bond had risen to nearly 6.25% -- a level we believed presented considerable value. While the Fed may yet again raise short-term interest rates, we believe the market has already discounted such an event and that yields should not move much higher. We view the current environment as an opportunity to slightly increase the Fund's weighting in long-term Treasury bonds and extend duration a bit. Mortgage-backed securities have also reached attractive price levels and we are selectively adding positions as appropriate opportunities arise.

* Trimmed back on corporate bonds. The Fund's traditional investment bias is toward corporate bonds. This remained so over the period, although we trimmed the Fund's investment-grade corporate and high-yield bond exposure as the period progressed. Our approach proved timely, as we were able to move out of some securities prior to the worst of the summer's downdraft. Some holdings we sold included Integrated Health Services, Seagrams, Household Finance and Ford Motor Company. By slightly decreasing the Fund's corporate-bond weighting, we believe we have better positioned the portfolio to take advantage of buying opportunities that we anticipate will materialize near calendar year end in response to Year 2000 concerns and new issuance supply.

Over the period, we also capitalized on some relatively new themes. We increased our stake in real estate investment trust securities, such as ProLogis Trust, and added some high-yield cyclical and industrial bonds, including Ocean Energy, Lyondell Chemical and Packaging Corp. of America. We continued to place significant emphasis on media, telecommunications, cable and finance holdings.

"...we also
capitalized
on some
relatively
new
themes."

Long-term promising; short-term choppy

While no one can predict whether or not the Fed will raise rates again this year, the market is sure to experience pockets of uncertainty as investors speculate on the matter. Once the markets settle down, we believe the Treasury reduction plan bodes well for the price appreciation potential of Treasury securities, by producing a favorable supply versus demand scenario. The downturn now being experienced by the credit-sensitive sectors has created attractive valuations, and we shall actively seek to take advantage of these buying opportunities as we deem appropriate.

A LOOK AT PERFORMANCE
For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (3/30/95)
                                     -------         -------
Cumulative Total Returns               3.28%          35.63%
Average Annual Total Returns(1)        3.28%           7.43%

YIELD

As of August 31, 1999
                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock Active Bond Fund                          6.81%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 1.49% and 3.65%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $341,872 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $337,666 as of August 31, 1999.]



BY JOHN F. SNYDER, III, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 2-1/2" x 1-1/2" photo at bottom right side of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team (l-r):
William W. Young, Steve Paspal, John Snyder and Peter Schofield."]

John Hancock
Dividend Performers Fund

Market leadership briefly changes amid robust economy, rising interest rates

The stock market continued to advance over the last six months, but the period was marked by an important change. In April, the market broadened beyond the narrow group of high- flying large-company growth stocks -- many of them technology names -- that had dominated 1998's market gains. Investors buoyed by evidence of stronger earnings growth and a continuing robust economy turned their attentions elsewhere. That boosted cyclical companies, whose fortunes are more tied to shifts in the economy. Smaller-sized companies and value stocks, those that are inexpensive compared to their fundamentals or assets, also rebounded. The market grew more volatile later in the period, however, and its strength narrowed again, as interest rates rose on fears that the strong economy and low unemployment would spark inflation. Despite the summer jitters, the broad market, as measured by the S&P 500 Index, rose 7.32% in the last six months.

Fund results

John Hancock Dividend Performers Fund, with its emphasis on larger companies and an underweighting in cyclical stocks, was held back by the market's shift in April. For the six months ended August 31, 1999, the Fund posted a total return of 3.86% at net asset value. That compared to the 7.09% return of the average growth and income fund, according to Lipper, Inc. Historical performance information can be found on page nine.

"By the end
of August,
we held a
market
weighting in
technology..."

Performance explained

After helping us last year, our overweightings in consumer cyclical and consumer staples stocks hurt during the last six months. These groups paused after a strong run-up at the end of 1998 and earlier this year that had sent their valuations to lofty levels. What's more, investors feared that rising interest rates would curtail consumer spending, although that has yet to occur. The downturn hurt our stakes in such household names as PepsiCo, Philip Morris and Nabisco Holdings in the consumer staples area and retailers Home Depot, Lowe's and Wal-Mart Stores. We still believe in these groups, however, and are keeping our overweighted stakes. The fundamentals remain rock-solid in these "dividend performer" companies with their relatively stable earnings and dominant market share.

"We expect
to see the
global
economy
continue on
the road to
recovery."

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 3.86% total return for John Hancock Dividend Performers Fund. The second bar represents the 7.09% total return for Average growth and income fund. The third bar represents the 7.32% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Technology double-edged

The Fund was able to capture some of the technology sector's advances earlier this year because of our expanded investment criteria that allow us to invest in companies with stable earnings growth, even if they do not have a 10-year history of rising dividends. As a result, we benefited from owning IBM, Hewlett-Packard and Cisco Systems. But Compaq Computer's fall on disappointing earnings results hurt us and we sold the stock.

If anything, we would have been better served owning more technology stocks earlier. But we have been adding to our stake cautiously, at times when we could buy solid companies for relatively attractive prices. By the end of August, we held a market weighting in technology with the addition of Dell Computer and Computer Associates International, and MCI WorldCom within the telecommunications subsector. The Fund continues to focus primarily on "dividend performer" companies, and as we branch out beyond this group we are still targeting companies with most of the same characteristics as our dividend performers. That means they generate stable earnings, are market leaders in their subsectors and display the ability to increase market share.

Finance mixed

Our finance holdings produced mixed results. Banking giant Citigroup was strong, but rising interest rates and earnings shortfalls hurt our holdings in insurer UNUMProvident, which we sold, and Bank One. Since financial-stock valuations have become more attractive lately, we have added a few select names, including financial services company XL Capital, a solid company for the long term whose stock was tainted by the sector's weakness.

A look ahead

We expect to see the global economy continue on the road to recovery. As it takes even greater hold around the world, multinational companies -- including Fund holdings Tyco International, Honeywell, Mobil Corp. and Emerson Electric -- could continue to rebound. Potential challenges could come from further interest-rate hikes or a slowdown in consumer spending. In this environment, corporate earnings can still improve; however, stock selectivity will be critical, given the market's high valuations.

A LOOK AT PERFORMANCE
For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (3/30/95)
                                     -------         -------
Cumulative Total Returns              13.89%         136.75%
Average Annual Total Returns(1)       13.89%          22.47%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money. Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 13.61% and 21.32%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $715,731 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $565,749 as of August 31, 1999.]



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock Medium Capitalization Growth Fund. Caption below reads "Fund management team members (l-r): Barbara Friedman, Lisa Welch and John Golden."]

John Hancock
Medium Capitalization
Growth Fund

Mid-cap stocks outperform large-caps in market shift

Effective July 1, 1999, John Hancock Multi-Sector Growth Fund was renamed John Hancock Medium Capitalization Growth Fund to better describe how the Fund invests.

Despite continued volatility, the U.S. stock market reached new highs during the last six months. The U.S. economy remained strong with few signs of rising inflation. Corporate earnings also continued to grow, even as U.S. interest rates climbed higher. Most important, the market's gain, which had been dominated by a select group of large-company growth stocks, broadened to include a wide variety of sectors. This shift in investor interest led to outperformance by medium-sized companies over large caps. During the last six months, the Russell Midcap Growth Index returned 11.68%.

"We kept
our largest
sector
weighting in
technology
and this
served the
Fund well."

Fund rebounds

John Hancock Medium Capitalization Growth Fund benefited from the market's broadening to an even greater degree than its peers or benchmark. For the six months ended August 31, 1999, the Fund returned 16.11% at net asset value. That compared to the 13.28% return of the average mid-cap fund, according to Lipper, Inc. Historical performance information can be found on page 12.

Telecommunications boosts returns

We kept our largest sector weighting in technology and this served the Fund well. We continued to add to telecommunications services companies, a group benefiting from the build-out of long distance and local fiber-optic networks. Among our biggest gainers were NEXTLINK Communications and McLeodUSA. Another holding, Global Crossing, a company laying fiber lines across the Atlantic, announced its intention to acquire Frontier Corp., a U.S. telecommunications company. With that announcement, we sold Global Crossing at a substantial gain and redeployed the assets into Frontier.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 16.11% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the 13.28% total return for Average mid-cap fund. The third bar represents the 11.68% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Energy is new

During the winter when oil prices dropped to what we considered unsustainably low levels, we started buying energy stocks with the expectation that prices would rise and exploration would pick up. Our overweighted position contributed to our outperformance, as the group's rebound was even beyond what we expected. Among our purchases were BJ Services and Baker Hughes, which provide services and equipment used on oil-drilling rigs, and Burlington Resources, a company that focuses on gas production.

Health care and finance cut

We pared our health-care stake because ongoing concern over government reimbursement for Medicare has hurt health-care service stocks, and we believe the rhetoric will remain high until after the presidential election. The focus of our reduced health-care position shifted to pharmaceutical and biotech companies. We also trimmed our position in finance, as these interest-sensitive stocks suffered from rising rates, and a number of insurance companies have announced disappointing earnings.

Cyclicals offer potential

During the period, we moved more into cyclical stocks, which tend to move in tandem with the economy. In particular, we increased our investment in media companies by buying stocks such as Hispanic Broadcasting, which is building a network of Spanish radio stations. We also added to our position in Outdoor Systems, a billboard company that Infinity Broadcasting subsequently announced plans to buy. These stocks are benefiting as consumer companies look for more targeted and cost-effective ways to advertise.

"...many
areas -
including
mid-cap
stocks -
still offer
strong
earnings
growth
prospects
and
attractive
valua-
tions..."

Mid-cap takovers

During the period, several of the Fund's holdings announced takeover bids by larger companies. The mid-cap area is ripe for takeover activity, as these are more seasoned, yet attractively valued, companies that provide larger-cap companies with solid opportunities to enhance their growth prospects. Beyond Outdoor Systems, our shares in Reynolds Metals, which we sold, Hannaford Brothers and Omnipoint were boosted by takeover news.

A look ahead

We expect the stock market to remain volatile in the near term, as investors continue to sort out the strength of the economy and direction of interest rates. The recent hikes in U.S. interest rates point to a cooling off of the domestic economy in the coming months. Any slowdown here, however, may be somewhat offset by a pickup in European and Asian economic growth. The broader sector participation should continue, given that many areas -- including mid-cap stocks -- still offer strong earnings growth prospects and attractive valuations relative to large-company names. This bodes well for investors with a long-term perspective who are willing to ride out near-term volatility.

A LOOK AT PERFORMANCE
For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (4/11/95)
                                     -------         -------
Cumulative Total Returns               9.65%         100.23%
Average Annual Total Returns(1)        9.65%          17.89%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 9.36% and 17.11%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $561,089 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $483,534 as of August 31, 1999.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

[A 2-1/2" x 1-1/2" photo at bottom right side of page of John Hancock Small Capitalization Growth Fund. Caption below reads "Fund management team members (l-r): Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]

John Hancock
Small Capitalization
Growth Fund

Small-cap stocks lifted by market broadening

Small-company stocks staged a strong rally during the past six months, sparked by stabilizing global markets and a surprisingly robust U.S. economy. Even though they pulled back in July and August with the rest of the market, small-cap stocks, as measured by the broad Russell 2000 Index, outperformed larger caps, advancing by 9.91% in the last six months, compared to the 7.32% gain of the S&P 500 Index.

Fund outperforms

We are pleased to report that for the six months ended August 31, 1999, John Hancock Small Capitalization Growth Fund posted a total return of 23.86% at net asset value. That was better than the 10.85% return of the Russell 2000 Growth Index and the average small cap fund, which returned 13.95%, according to Lipper, Inc. Historical performance information can be found on page 15.

"Individual
stock selec-
tion and our
investments
in several
technology
sub-sectors
were the
keys..."

Biotech, technology, energy

Individual stock selection and our investments in several technology sub-sectors were the keys to the Fund's outperformance. Biotechnology company IDEC Pharmaceuticals, our largest holding, saw its stock soar on strong sales of its treatment for non-Hodgkins lymphoma and rising hopes for a second cancer drug.

Within the technology group, semiconductor stocks fared particularly well, as rebounding Asian economies and surging demand for Internet access fueled sales of personal computers. More recently, we shifted our semiconductor exposure, slightly decreasing PC-related semiconductors and increasing our exposure to semiconductor chips for telecom products. One of our top holdings, RF Micro Devices, continued to profit from providing chips for Nokia, the top-selling cell-phone manufacturer in a booming wireless communications market here and abroad. Telecom services companies such as NEXTLINK Communications and Allegiance Telecom, which both provide enhanced communications services to small and mid-sized markets, also posted strong results.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 23.86% total return for John Hancock Small Capitalization Growth Fund. The second bar represents the 13.95% total return for Average small-cap fund. The third bar represents the 9.91% total return for Russell 2000 Index. The fourth bar represents the 10.85% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We also increased our weighting in energy stocks such as Newfield
Exploration and Maverick Tube due to a stronger global economy and firming oil prices.

"...small-cap
growth
stocks
remain
com-
pellingly
attractive."

Internet volatile

Internet stocks were the market's darlings in the first quarter of 1999, and we rode the surge up and took profits in several Internet companies that had grown too big for the Fund, including RealNetworks. Although we pared our Internet stake in the spring, we were unable to avoid some of the repercussions from a sharp decline in April. Investors grew more nervous about Internet stocks' high valuation levels, particularly among the smaller Internet companies in our size range. That hurt our stake in web companies like AboveNet Communications and Multex.com. In this group, we remained focused on infrastructure-type companies like web-hosting company Digex.

We had several companies that produced disappointing results because of management issues and we sold them, including Manhattan Associates, which makes software to manage warehouse inventories and Boron, LePore, provider of educational services to drug-company representatives.

Takeovers abound

The Fund has also benefited from owning stakes in a number of companies that have recently announced takeovers by larger companies, which we believe is an inevitable result of small-cap stocks' historically low relative valuations. Included were International Network Services, being acquired by Lucent Technologies; catalogue mailing-list provider Abacus Direct, bought by premier on-line advertiser DoubleClick, and Nielsen Media Research, being taken over by Dutch company VNU.

A look ahead

Our outlook for small-cap growth stocks is tinged with caution in the near term. A rising interest-rate environment such as we have seen in the last six months tends to hit small companies particularly hard, since they rely heavily on borrowing to finance their growth. That said, small-cap growth stocks remain compellingly attractive. Regardless of the market's moves, we will continue to run the Fund in a diversified, risk-managed fashion, an approach that has served the Fund well.

See the prospectus for a discussion of the risks of investing in small-company stocks.

A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (5/2/96)
                                     -------         -------
Cumulative Total Returns              25.78%          77.88%
Average Annual Total Returns(1)       25.78%          19.98%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 22.84% and 13.68%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Growth Fund on May 2, 1996 and is equal to $448,441 as of August 31, 1999. The second line represents the Russell 2000 Index and is equal to $321,037 as of August 31, 1999. The third line represents the Russell 2000 Growth Index and is equal to $293,945 as of August 31, 1999.]



BY TIMOTHY E. KEEFE, CFA, AND TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGERS

[A 2-1/2" x 2" photo at bottom right side of page of John Hancock Small Capitalization Value Fund. Caption below reads "Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch."]

John Hancock Small
Capitalization Value Fund

Small-cap stocks rebound during last six months

Small-company stocks made strong headway this past spring, as investors began shifting away from the high-priced large-company growth stocks that had previously led the market's charge. Reflecting strong economic growth domestically and improving demand globally, both large and small companies delivered solid earnings growth. But the prospect of rising interest rates turned investors toward cheaper stocks. Both economically sensitive and small-cap names benefited, rebounding until mid-summer inflation concerns and the possibility of further interest rate hikes stalled the market's climb. For the six months ended August 31, 1999, the Russell 2000 Index returned 9.91%.

"Strong
stock
selection --
particularly
among our
larger
investments
-- helped
the
Fund..."

Performance and strategy review

At John Hancock Small Capitalization Value Fund, our strategy focuses on buying shares of great businesses selling at a discount. We also look for catalysts -- spin-offs, restructurings or new management -- with the potential to unlock a stock's intrinsic value. Strong stock selection -- particularly among our larger investments -- helped the Fund return 33.19% at net asset value for the six months ended August 31, 1999. Among our best performers were Data General, Nielsen Media Research and Transaction Network Services, stocks which were bought out when larger companies recognized their value. Strong gains from these names, as well as others in the top-performing technology, capital goods and energy sectors allowed the Fund to outpace the average small-cap fund's 13.95% return during the period, according to Lipper, Inc. Historical performance information can be found on page 18.

Technology, capital goods, energy winners

The Fund's biggest stake continued to be in technology. Although investors don't traditionally view technology as a value category, we don't exclude it from our selection process. That's because our search for value is based on finding good businesses that are relatively cheap, as opposed to bad businesses that are just cheap.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 35% at the top. The first bar represents the 33.19% total return for John Hancock Small Capitalization Value Fund. The second bar represents the 13.95% total return for Average small-cap fund. The third bar represents the 9.91% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

CommScope, a spin-off from General Instruments that provides co-axial cable, did exceptionally well and we took profits, as the company benefited from the ongoing infrastructure build-out in the cable-TV area. Applied Science & Technology, a semiconductor capital equipment manufacturer, and Anadigics, a semiconductor company, also boosted the Fund's performance. In the capital goods sector, our largest investment was Vicor, a power conversion company whose stock took off as the company rolled out its next generation products and began seeing signs of acceptance in the marketplace. We also benefited from owning Millipore, a water filtration business that sells to the pharmaceutical and biotechnology industries. In the energy sector, Calpine's stock soared as more investors began to recognize how strategically positioned this company is in the deregulating electric utility industry. Disappointments included health-care stocks like DENTSPLY International and Total Renal Care Holdings, which languished for the period, and finance stocks like Financial Security Assurance Holdings that suffered amidst rising interest rates.

Buying opportunities

During the period, we found plenty of buying opportunities. A major addition was Danka Business Systems, a recently restructured company that distributes and services office equipment. This business has many of the attributes we look for -- recurring revenues, new management, a new product offering and accelerating earnings prospects. We also built sizable positions in Intermedia Communications, a competitive local exchange carrier with attractive assets in the consolidating telecommunications service industry, and Dexter, a specialty chemicals company whose stock price does not yet reflect its transition into higher-margin, faster-growth businesses. Finally, we took advantage of a temporary setback at Oak Industries, a company that provides communications components to the cable and data communications industries, making it our largest investment at period end.

"During the
period, we
found plenty
of buying
opportuni-
ties."

Going forward

Going forward, we expect to maintain our large stake in technology, but shift toward software and technology service companies like Wind River Systems and Metamor Worldwide, which offer products that will be in demand post 2000. We'll also be looking for opportunities in the beaten-down finance sector. As long as the overall economy remains sound, global growth continues and inflation remains in check, we're optimistic that stocks will continue to climb. Small-cap valuations remain particularly attractive, which bodes well for both the sector's and the Fund's long-term prospects.

See the prospectus for a discussion about the risks of investing in small-company stocks.

A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (4/19/95)
                                     -------         -------
Cumulative Total Returns              28.12%         111.99%
Average Annual Total Returns(1)       28.12%          19.60%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money. Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 27.45% and 18.23%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S. stocks. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $528,293 as of August 31, 1999. The second line represents the Russell 2000 Index and is equal to $436,441 as of August 31, 1999.]




BY MIREN ETCHEVERRY AND JOHN L.F. WILLS, PORTFOLIO MANAGERS

[A 2-1/2" x 2" photo at bottom right side of page of John Hancock
International Equity Fund. Caption below reads "Fund management team members (l-r): John Wills, Gerardo Espinoza, Jean-Marc Berteaux and Miren
Etcheverry."]

John Hancock
International Equity Fund

Japan and emerging markets come roaring back

Leadership in overseas markets changed dramatically over the last six months, as last summer's global economic turmoil began to subside. Perhaps the biggest story was the resurgence of Japan and the recession-ravaged emerging Asian and Latin American markets. In Japan, foreign investors began pouring money into the market as signs of life re-appeared in the economy, several large corporate restructurings were announced and a bank rescue program was implemented. Latin American markets began to soar after Brazil demonstrated its ability to control the effects of its currency devaluation early in the year. A strong U.S. economy and market, a rebound in cyclical stocks and rising commodity prices also helped Latin America's commodity-dependent markets. On the other hand, Europe, which led foreign markets in 1998, took a breather because of a slowdown in economic growth and the unexpected decline of the new common currency, the euro.

"Our stake
in Japan
more than
doubled
over the
period..."

Stability holds Fund back

For the six months ended August 31, 1999, John Hancock International Equity Fund posted a total return of 6.29% at net asset value. By comparison, the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index returned 12.68% and the average international fund returned 13.09%, according to Lipper, Inc. Historical performance information can be found on page 22.

Given the uncertainty that reigned in world markets in early 1999, we sought to maintain a portfolio that represented stability in a volatile world. This emphasis, which helped us last year, held us back versus our benchmark and peers this year, since it meant we had an overweighting in stable-growth stocks and Europe as they lagged, and underweighted stakes in Asia, the emerging markets and cyclical stocks as they rebounded.

"...we will
keep the
portfolio
more
balanced
between
Europe and
the rest of
the world."

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 6.29% total return for John Hancock International Equity Fund. The second bar represents the 13.09% total return for Average international fund. The third bar represents the 12.68% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Shifting assets to Asia, emerging markets

Because we actively manage the Fund's risk, we tend not to be the first ones back into markets on the verge of recovery. This means we may miss the first part of a move up, but it also means we are aiming to fall less in times of sharp declines. Once we grew more confident in the improved prospects for recoveries in Japan and emerging markets, we repositioned the portfolio to up our stakes in those regions. In particular, we re-established positions in South Korea, Taiwan, Singapore, Thailand, Indonesia and China, which, along with an increase in Japan, caused our Asian exposure to more than double in the last six months. We also re-established small footholds in Brazil, Chile and Mexico.

Japan grows

Our stake in Japan more than doubled over the period through a combination of strong performance and additional names, so that we ended the period slightly overweighted versus our benchmark. Some of our top holdings were also our best-performing stocks, including Sony, which benefited from announcing a new corporate restructuring, and financial stocks Sakura Bank, Nomura Securities and Sumitomo Trust & Banking. They rebounded after the proposed merger of three large banks bolstered confidence. Recovering consumers boosted department store Ito-Yokado's stock, and Takeda Chemical Industries, with its strong leadership and string of new drug products, also advanced.

Europe: Cut but still important

Although we moved to a more average weighting in Europe to take advantage of opportunities elsewhere, we nonetheless plan to keep an important stake there because we still believe in the long-term opportunities stemming from corporate restructurings, mergers and industry consolidation. What's more, there is a growing sense that European recovery is underway, bolstered by Germany's rebound from near recession and its potential to benefit most from Asia's rebound. While we like France, we cut our overweighting there to bolster our German stake.

Optimism ahead

Our optimism is growing about the prospect for international equities. Stronger-than-expected world economic growth and a further recovery in Europe are bolstering our enthusiasm. It also means we will keep the portfolio more balanced between Europe and the rest of the world. At the corporate level, restructuring is becoming a global theme, moving from the U.S. to Europe and now Asia. We will continue to emphasize those companies actively pursuing restructurings. We will also keep monitoring U.S. interest rate policies to determine their possible impact on our growth expectations.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (3/30/95)
                                     -------         -------
Cumulative Total Returns               1.49%          27.88%
Average Annual Total Returns(1)        1.49%           5.96%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money. Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (0.20%) and 3.09%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $396,912 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $330,399 as of August 31, 1999.]



FINANCIAL STATEMENTS


Statements of Assets and Liabilities
August 31, 1999 (Unaudited)
--------------------------------------------------------------------------------------
                                                    ACTIVE     DIVIDEND      MEDIUM
                                                     BOND     PERFORMERS  CAPITALIZATION
                                                     FUND         FUND     GROWTH FUND
                                                 -----------  -----------  -----------
Assets:
Investments at value - Note C:
Bonds (cost - $5,039,717, none and
none, respectively)                               $4,865,676          $--          $--
Common stocks and rights (cost -
none, $12,868,128 and $14,909,811,
respectively)                                             --   16,323,327   17,219,777
Warrants (cost - $103, none and
none, respectively)                                    1,060           --           --
Short-term investments (cost -
$275,000, $831,000 and $953,000,
respectively)                                        275,000      831,000      953,000
Corporate savings account                                482          175           35
                                                 -----------  -----------  -----------
                                                   5,142,218   17,154,502   18,172,812
Receivable for investments sold                        5,345           --      450,479
Receivable for shares sold                                76           --           --
Interest receivable                                   75,362          127          145
Dividends receivable                                      --       14,996        2,655
Deferred organization expenses -
Note A                                                   950          959        1,247
Receivable from John Hancock
Advisers, Inc. and affiliates -
Note B                                                 6,152           --           --
Other assets                                             248          884        2,348
                                                 -----------  -----------  -----------
Total Assets                                       5,230,351   17,171,468   18,629,686
--------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                     96,366           --      511,946
Payable for shares repurchased                            --           25        4,308
Dividend payable                                       1,106           --           --
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                              --        4,392       10,387
Accounts payable and accrued
expenses                                              19,242       19,343       14,663
                                                 -----------  -----------  -----------
Total Liabilities                                    116,714       23,760      541,304
--------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                    5,361,765   12,525,262   14,757,408
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                                (74,150)   1,155,973    1,044,026
Net unrealized appreciation
(depreciation) of investments and
foreign currency transactions                       (173,084)   3,455,199    2,309,966
Undistributed net investment income
(distributions in excess of net
investment income)                                      (894)      11,274      (23,018)
                                                 -----------  -----------  -----------
Net Assets                                        $5,113,637  $17,147,708  $18,088,382
======================================================================================

Net Asset Value Per Share:
(Based on 618,350, 1,146,442 and
1,417,051 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                          $8.27       $14.96       $12.76
======================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1999. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Assets and Liabilities (continued)
August 31, 1999 (Unaudited)
--------------------------------------------------------------------------------------
                                                   SMALL         SMALL     INTERNATIONAL
                                             CAPITALIZATION  CAPITALIZATION   EQUITY
                                                GROWTH FUND   VALUE FUND       FUND
                                                 -----------  -----------  -----------
Assets:
Investments at value - Note C:
Common stocks, rights and warrants
(cost - $2,619,557, $9,056,607 and
$6,667,132, respectively)                         $3,541,485  $10,401,261   $7,724,030
Preferred stocks (cost - none,
$277,500 and none, respectively)                          --      265,734           --
Short-term investments (cost -
$42,000, $214,000 and $404,421,
respectively) - Note A                                42,000      214,000      404,421
Corporate savings account                                228          581           --
                                                 -----------  -----------  -----------
                                                   3,583,713   10,881,576    8,128,451
Cash                                                      --           --          734
Foreign currency, at value (cost -
none, none and $599, respectively)                        --           --          593
Receivable for investments sold                      144,887      212,456       37,266
Receivable for shares sold                                --           66           --
Interest receivable                                        8           34           13
Dividends receivable                                     504        1,359        8,018
Foreign tax receivable                                    --           --        9,538
Deferred organization expenses -
Note A                                                 6,833        1,038          949
Receivable from John Hancock
Advisers, Inc. and affiliates -
Note B                                                 2,518        5,474       14,120
Other assets                                             107          492          706
                                                 -----------  -----------  -----------
Total Assets                                       3,738,570   11,102,495    8,200,388
--------------------------------------------------------------------------------------

Liabilities:
Payable for open forward foreign
currency exchange contracts sold -
Note A                                                    --           --          476
Payable for investments purchased                     67,963      208,123           --
Payable for shares repurchased                             8           --           85
Payable upon return of securities
on loan - Note A                                          --           --      321,421
Accounts payable and accrued
expenses                                              16,211        9,331       23,356
                                                 -----------  -----------  -----------
Total Liabilities                                     84,182      217,454      345,338
--------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                    2,426,808    8,366,295    6,648,449
Accumulated net realized gain on
investments and foreign currency
transactions                                         315,379    1,144,783      134,900
Net unrealized appreciation of
investments and foreign currency
transactions                                         921,928    1,332,888    1,056,809
Undistributed net investment income
(distributions in excess of net
investment income)                                    (9,727)      41,075       14,892
                                                 -----------  -----------  -----------
Net Assets                                        $3,654,388  $10,885,041   $7,855,050
======================================================================================

Net Asset Value Per Share:
(Based on 253,265, 892,029 and
725,792 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                         $14.43       $12.20       $10.82
======================================================================================

See notes to financial statements.





Statements of Operations
Six months ended August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------
                                                    ACTIVE      DIVIDEND        MEDIUM
                                                     BOND      PERFORMERS   CAPITALIZATION
                                                     FUND         FUND       GROWTH FUND
                                                 -----------   -----------   -----------
Investment Income:
Interest                                            $197,893       $12,542       $28,059
Dividends (net of foreign
withholding tax of none, none and
$37, respectively)                                        --       111,613        30,886
                                                 -----------   -----------   -----------
                                                     197,893       124,155        58,945
                                                 -----------   -----------   -----------
Expenses:
Investment management fee - Note B                    13,577        54,104        71,662
Custodian fee                                         30,476         6,510        13,991
Registration and filing fees                          12,232        14,429        14,061
Auditing fee                                           8,044         9,301         8,350
Printing                                               1,893         2,194         1,993
Transfer agent fee - Note B                            1,358         4,509         4,479
Organization expense - Note A                            828           835         1,029
Accounting and legal services fee -
Note B                                                   453         1,705         1,509
Miscellaneous                                            400           705           678
Trustees' fees                                           193           808           490
Legal fees                                                37           272           380
Interest expense - Note A                                 --            --         1,554
                                                 -----------   -----------   -----------
Total Expenses                                        69,491        95,372       120,176
----------------------------------------------------------------------------------------
Less Expenses Reductions - Note B                    (53,172)      (32,160)      (39,405)
----------------------------------------------------------------------------------------
Net Expenses                                          16,319        63,212        80,771
----------------------------------------------------------------------------------------
Net Investment Income (Loss)                         181,574        60,943       (21,826)
----------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on
investments sold                                     (68,578)      799,417     1,287,341
Change in net unrealized
appreciation (depreciation) of
investments                                         (127,596)     (164,705)    1,256,804
                                                 -----------   -----------   -----------
Net Realized and Unrealized Gain
(Loss) on Investments                               (196,174)      634,712     2,544,145
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                    ($14,600)     $695,655    $2,522,319
========================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statements of Operations (continued)
Six months ended August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------
                                                    SMALL          SMALL
                                              CAPITALIZATION  CAPITALIZATION  INTERNATIONAL
                                                   GROWTH         VALUE          EQUITY
                                                    FUND           FUND           FUND
                                                 -----------   -----------   -----------
Investment Income:
Interest                                              $2,685        $2,764        $2,620
Dividends (net of foreign
withholding tax of none, $139 and
$13,596, respectively)                                 1,279        65,367        93,197
                                                 -----------   -----------   -----------
                                                       3,964        68,131        95,817
                                                 -----------   -----------   -----------
Expenses:
Investment management fee - Note B                    12,155        32,793        34,876
Custodian fee                                         16,606         9,057        51,230
Registration and filing fees                           9,089        15,320        10,597
Auditing fee                                           7,038         7,541         8,546
Organization expense - Note A                          2,063           828           828
Printing                                               1,530         2,652         1,991
Transfer agent fee - Note B                              760         2,342         1,938
Miscellaneous                                            377           273           292
Accounting and legal services fee -
Note B                                                   260           801           650
Trustees' fees                                           107           253           296
Legal fees                                                37           106            68
                                                 -----------   -----------   -----------
Total Expenses                                        50,022        71,966       111,312
----------------------------------------------------------------------------------------
Less Expenses Reductions - Note B                    (36,338)      (34,456)      (72,523)
----------------------------------------------------------------------------------------
Net Expenses                                          13,684        37,510        38,789
----------------------------------------------------------------------------------------
Net Investment Income (Loss)                          (9,720)       30,621        57,028
----------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions:
Net realized gain on investments
sold                                                 146,480     1,263,545       289,853

Net realized loss on foreign
currency transactions                                     --          (197)     (135,802)
Change in net unrealized
appreciation of investments                          466,925     1,168,479       271,867
Change in net unrealized
appreciation of foreign currency
transactions                                              --            --           524
                                                 -----------   -----------   -----------
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                         613,405     2,431,827       426,442
----------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                           $603,685    $2,462,448      $483,470
========================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                   ACTIVE BOND                      DIVIDEND PERFORMERS
                                                                      FUND                                 FUND
                                                         ---------------------------------- ----------------------------------
                                                                           SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                            YEAR ENDED      AUGUST 31, 1999    YEAR ENDED      AUGUST 31, 1999
                                                         FEBRUARY 28, 1999    (UNAUDITED)   FEBRUARY 28, 1999   (UNAUDITED)
                                                         ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                             $353,845         $181,574          $188,995          $60,943
Net realized gain (loss) on
investments sold                                                    63,900          (68,578)        1,169,983          799,417
Change in net unrealized
appreciation (depreciation) of
investments                                                        (87,318)        (127,596)           46,410         (164,705)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                   330,427          (14,600)        1,405,388          695,655
                                                               -----------      -----------       -----------      -----------
Distributions to Shareholders: *
Dividends from net investment income                              (353,845)        (181,574)         (204,553)         (70,782)
Distributions in excess of net
investment income                                                     (677)             (73)               --               --
Distributions from net realized
gain on investments sold                                          (139,091)              --        (1,850,025)              --
                                                               -----------      -----------       -----------      -----------
Total Distributions to Shareholders                               (493,613)        (181,647)       (2,054,578)         (70,782)
                                                               -----------      -----------       -----------      -----------
From Portfolio Share Transactions: **
Shares sold                                                      3,910,036        1,545,328         6,443,397        2,971,251
Shares issued to shareholders in
reinvestment of distributions                                      487,064          181,605         2,053,566           71,102
                                                               -----------      -----------       -----------      -----------
                                                                 4,397,100        1,726,933         8,496,963        3,042,353
Less shares repurchased                                         (3,705,926)      (2,102,662)      (10,989,374)      (4,262,362)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                            691,174         (375,729)       (2,492,411)      (1,220,009)
                                                               -----------      -----------       -----------      -----------

Net Assets:
Beginning of period                                              5,157,625        5,685,613        20,884,445       17,742,844
                                                               -----------      -----------       -----------      -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of
($821), ($894), $21,113  and
$11,274, respectively)                                          $5,685,613       $5,113,637       $17,742,844      $17,147,708
                                                               ===========      ===========       ===========      ===========

*  Distributions to Shareholders:
Per share dividends from net
investment income                                                  $0.5633          $0.2886           $0.1544          $0.0583
                                                               -----------      -----------       -----------      -----------
Per share distributions in excess
of net investment income                                           $0.0011          $0.0001                --               --
                                                               -----------      -----------       -----------      -----------
Per share distributions from net
realized gain on investments sold                                  $0.2195               --           $1.5008               --
                                                               -----------      -----------       -----------      -----------

** Analysis of Portfolio Share
Transactions:
Shares sold                                                        440,336          180,867           432,497          195,477
Shares issued to shareholders in
reinvestment of distributions                                       55,263           21,468           140,269            4,778
                                                               -----------      -----------       -----------      -----------
                                                                   495,599          202,335           572,766          200,255
Less shares repurchased                                           (417,608)        (246,242)         (745,329)        (280,864)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                             77,991          (43,907)         (172,563)         (80,609)
                                                               ===========      ===========       ===========      ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                               MEDIUM CAPITALIZATION               SMALL CAPITALIZATION
                                                                   GROWTH FUND                          GROWTH FUND
                                                         ---------------------------------- ----------------------------------
                                                                           SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                            YEAR ENDED      AUGUST 31, 1999    YEAR ENDED      AUGUST 31, 1999
                                                         FEBRUARY 28, 1999    (UNAUDITED)   FEBRUARY 28, 1999   (UNAUDITED)
                                                         ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                               ($42,177)        ($21,826)         ($13,678)         ($9,720)
Net realized gain (loss) on
investments sold                                                   (98,184)       1,287,341           386,742          146,480
Change in net unrealized
appreciation (depreciation) of
investments                                                     (2,469,617)       1,256,804          (133,026)         466,925
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                (2,609,978)       2,522,319           240,038          603,685
                                                               -----------      -----------       -----------      -----------
Distributions to Shareholders: *
Distributions from net realized
gain on investments sold                                        (2,304,137)              --          (134,250)              --
Distributions in excess of net
realized gain on investments sold                                 (130,832)              --                --               --
                                                               -----------      -----------       -----------      -----------
Total Distributions to Shareholders                             (2,434,969)              --          (134,250)              --
                                                               -----------      -----------       -----------      -----------
From Portfolio Share Transactions: **
Shares sold                                                     10,062,888        4,098,242         1,965,870        2,056,039
Shares issued to shareholders in
reinvestment of distributions                                    2,416,095               --           134,329               --
                                                               -----------      -----------       -----------      -----------
                                                                12,478,983        4,098,242         2,100,199        2,056,039
Less shares repurchased                                        (31,049,470)      (5,218,764)       (2,855,403)      (1,458,127)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                        (18,570,487)      (1,120,522)         (755,204)         597,912
                                                               -----------      -----------       -----------      -----------

Net Assets:
Beginning of period                                             40,302,019       16,686,585         3,102,207        2,452,791
                                                               -----------      -----------       -----------      -----------
End of period (including
distributions in excess of net
investment income  of $1,192,
$23,018, $7 and $9,727,
respectively)                                                  $16,686,585      $18,088,382        $2,452,791       $3,654,388
                                                               ===========      ===========       ===========      ===========

*  Distributions to Shareholders:
Per share distributions from net
realized gain on investments sold                                  $1.7180               --           $0.6321               --
                                                               -----------      -----------       -----------      -----------
Per share distributions in excess
of net realized gain on
investments sold                                                   $0.0975               --                --               --
                                                               -----------      -----------       -----------      -----------

** Analysis of Portfolio Share
Transactions:
Shares sold                                                        789,843          330,075           174,923          151,480
Shares issued to shareholders in
reinvestment of distributions                                      217,862               --            11,640               --
                                                               -----------      -----------       -----------      -----------
                                                                 1,007,705          330,075           186,563          151,480
Less shares repurchased                                         (2,472,121)        (430,694)         (240,362)        (108,726)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                         (1,464,416)        (100,619)          (53,799)          42,754
                                                               ===========      ===========       ===========      ===========

See notes to financial statements.





Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                               SMALL CAPITALIZATION                    INTERNATIONAL
                                                                    VALUE FUND                          EQUITY FUND
                                                         ---------------------------------- ----------------------------------
                                                                           SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                            YEAR ENDED      AUGUST 31, 1999    YEAR ENDED      AUGUST 31, 1999
                                                         FEBRUARY 28, 1999    (UNAUDITED)   FEBRUARY 28, 1999   (UNAUDITED)
                                                         ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $35,793          $30,621           $58,714          $57,028
Net realized gain (loss) on
investments sold and foreign
currency transactions                                             (106,535)       1,263,348           263,779          154,051
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                                                      (817,107)       1,168,479           246,447          272,391
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                  (887,849)       2,462,448           568,940          483,470
                                                               -----------      -----------       -----------      -----------
Distributions to Shareholders: *
Dividends from net investment income                               (32,061)              --           (58,714)              --
Distributions in excess of net
investment income                                              -----------      -----------           (38,609)     -----------
Distributions from net realized
gain on investments sold                                          (855,792)              --                --               --
Distributions in excess of net
realized gain on investments sold                                 (116,108)              --                --               --
                                                               -----------      -----------       -----------      -----------
Total Distributions to Shareholders                             (1,003,961)              --           (97,323)              --
                                                               -----------      -----------       -----------      -----------
From Portfolio Share Transactions: **
Shares sold                                                      3,189,293        2,378,670         4,778,538        1,245,079
Shares issued to shareholders in
reinvestment of distributions                                    1,003,958               --            97,210               --
                                                               -----------      -----------       -----------      -----------
                                                                 4,193,251        2,378,670         4,875,748        1,245,079
Less shares repurchased                                         (4,432,149)      (1,374,199)       (5,525,145)      (1,678,586)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                           (238,898)       1,004,471          (649,397)        (433,507)
                                                               -----------      -----------       -----------      -----------

Net Assets:
Beginning of period                                              9,548,830        7,418,122         7,982,867        7,805,087
                                                               -----------      -----------       -----------      -----------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
$10,454, $41,075, ($42,136) and
$14,892, respectively)                                          $7,418,122      $10,885,041        $7,805,087       $7,855,050
                                                               ===========      ===========       ===========      ===========

*  Distributions to Shareholders:
Per share dividends from net
investment income                                                  $0.0426               --           $0.0687               --
                                                               -----------      -----------       -----------      -----------
Per share distributions in excess
of net investment income                                                --               --           $0.0451               --
                                                               -----------      -----------       -----------      -----------
Per share distributions from net
realized gain on investments sold                                  $1.1962               --                --               --
                                                               -----------      -----------       -----------      -----------
Per share distributions in excess
of net realized gain on
investments sold                                                   $0.1623               --                --               --
                                                               -----------      -----------       -----------      -----------

** Analysis of Portfolio Share
Transactions:
Shares sold                                                        306,719          206,570           475,462          119,187
Shares issued to shareholders in
reinvestment of distributions                                      114,375               --             9,438               --
                                                               -----------      -----------       -----------      -----------
                                                                   421,094          206,570           484,900          119,187
Less shares repurchased                                           (424,679)        (123,994)         (546,741)        (160,255)
                                                               -----------      -----------       -----------      -----------
Net Increase (Decrease)                                             (3,585)          82,576           (61,841)         (41,068)
                                                               ===========      ===========       ===========      ===========

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM MARCH 30, 1995           YEAR ENDED FEBRUARY 28,            SIX MONTHS ENDED
                                      (COMMENCEMENT OF OPERATIONS)  ----------------------------------------    AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999        (UNAUDITED)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $8.50           $8.64           $8.54           $8.83           $8.59
                                                    --------        --------        --------        --------        --------
Net Investment Income (6)                               0.51            0.60            0.59            0.56            0.28
Net Realized and Unrealized Gain (Loss) on
Investments                                             0.16           (0.09)           0.34           (0.02)          (0.32)
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        0.67            0.51            0.93            0.54           (0.04)
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.51)          (0.60)          (0.59)          (0.56)          (0.28)
Distributions in Excess of Net Investment
Income                                                    --              --           (0.00)(8)       (0.00)(8)       (0.00)(8)
Distributions from Net Realized Gain on
Investments Sold                                       (0.02)          (0.01)          (0.05)          (0.22)             --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.53)          (0.61)          (0.64)          (0.78)          (0.28)
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $8.64           $8.54           $8.83           $8.59           $8.27
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (5)         7.76%(3)        6.17%          11.25%           6.24%          (0.39%)(3)
Total Adjusted Investment Return at Net
Asset Value (5,7)                                     (0.46%)(3)       2.72%           9.21%           4.51%          (1.37%)(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $1,171          $2,191          $5,158          $5,686          $5,114
Ratio of Expenses to Average Net Assets                0.65%(2)        0.60%           0.60%           0.60%           0.60%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                           9.60%(2)        4.05%           2.64%           2.33%           2.55%(2)
Ratio of Net Investment Income to Average
Net Assets                                             6.53%(2)        7.10%           6.78%           6.36%           6.67%(2)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (1,4)                    (2.42%)(2)       3.65%           4.74%           4.63%           4.72%(2)
Portfolio Turnover Rate                                  71%            136%            230%            356%            165%
Fee Reduction Per Share (6)                            $0.75           $0.30           $0.18           $0.15           $0.08

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM MARCH 30, 1995           YEAR ENDED FEBRUARY 28,            SIX MONTHS ENDED
                                      (COMMENCEMENT OF OPERATIONS)  ----------------------------------------    AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999        (UNAUDITED)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $8.50          $10.15          $11.91          $14.92          $14.46
                                                    --------        --------        --------        --------        --------
Net Investment Income (6)                               0.23            0.21            0.18            0.15            0.06
Net Realized and Unrealized Gain on
Investments                                             1.68            1.92            3.92            1.04            0.50
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        1.91            2.13            4.10            1.19            0.56
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.19)          (0.18)          (0.17)          (0.15)          (0.06)
Distributions from Net Realized Gain on
Investments Sold                                       (0.07)          (0.19)          (0.92)          (1.50)             --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.26)          (0.37)          (1.09)          (1.65)          (0.06)
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                        $10.15          $11.91          $14.92          $14.46          $14.96
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (5)        22.79%(3)       21.26%          35.55%           7.97%           3.86%(3)
Total Adjusted Investment Return at Net
Asset Value (5,7)                                     19.79%(3)       20.07%          35.23%           7.72%           3.68%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $3,319          $8,668         $20,884         $17,743         $17,148
Ratio of Expenses to Average Net Assets                0.75%(2)        0.70%           0.70%           0.70%           0.70%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                           4.02%(2)        1.89%           1.02%           0.95%           1.06%(2)
Ratio of Net Investment Income to Average
Net Assets                                             2.51%(2)        1.94%           1.31%           0.95%           0.67%(2)
Ratio of Adjusted Net Investment Income
(Loss)  to Average Net Assets (1,4)                   (0.76%)(2)       0.75%           0.99%           0.70%           0.31%(2)
Portfolio Turnover Rate                                  70%             37%             77%             64%             25%
Fee Reduction Per Share (6)                            $0.30           $0.13           $0.04           $0.04           $0.03

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM APRIL 11, 1995           YEAR ENDED FEBRUARY 28,            SIX MONTHS ENDED
                                      (COMMENCEMENT OF OPERATIONS)  ----------------------------------------    AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999        (UNAUDITED)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance

Net Asset Value, Beginning of Period                   $8.50          $10.69          $12.67          $13.51          $10.99
                                                    --------        --------        --------        --------        --------
Net Investment Income (Loss)(6)                        (0.01)           0.01            0.00(7)        (0.02)          (0.02)
Net Realized and Unrealized Gain (Loss) on
Investments and  Foreign Currency
Transactions                                            2.22            2.02            2.06           (0.68)           1.79
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        2.21            2.03            2.06           (0.70)           1.77
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.02)             --           (0.00)(7)          --              --
Distributions from Net Realized Gain on
Investments Sold                                          --           (0.05)          (1.22)          (1.72)             --
Distributions in Excess of Net Realized Gain
on Investments Sold                                       --              --              --           (0.10)             --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.02)          (0.05)          (1.22)          (1.82)             --
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                        $10.69          $12.67          $13.51          $10.99          $12.76
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (5)        25.98%(3)       19.00%          17.39%          (5.34%)         16.11%(3)
Total Adjusted Investment Return at Net
Asset Value (5,8)                                     23.70%(3)       18.48%          17.19%          (5.55%)         15.89%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $8,399         $29,085         $40,302         $16,687         $18,088
Ratio of Expenses to Average Net Assets                0.93%(2)        0.90%           0.90%           0.90%           0.90%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                           3.51%(2)        1.42%           1.10%           1.11%           1.34%(2)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                    (0.10%)(2)       0.06%           0.03%          (0.13%)         (0.24%)(2)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (1,4)                              (2.68%)(2)      (0.46%)         (0.17%)         (0.34%)         (0.68%)(2)
Portfolio Turnover Rate                                 189%            281%            341%            116%             83%
Fee Reduction Per Share (6)                            $0.23           $0.06           $0.03           $0.03           $0.03

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) Less than $0.01 per share.
(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                              PERIOD FROM MAY 2, 1996    YEAR ENDED FEBRUARY 28,   SIX MONTHS ENDED
                                          (COMMENCEMENT OF OPERATIONS)  ------------------------    AUGUST 31, 1999
                                                 TO FEBRUARY 28, 1997     1998            1999        (UNAUDITED)
                                                        --------        --------        --------        --------
Per Share Operating Performance

Net Asset Value, Beginning of Period                       $8.50           $9.24          $11.74          $11.65
                                                        --------        --------        --------        --------
Net Investment Income (Loss)(5)                             0.03           (0.03)          (0.07)          (0.04)
Net Realized and Unrealized Gain on
Investments  and Foreign Currency
Transactions                                                0.73            2.53            0.61            2.82
                                                        --------        --------        --------        --------
Total from Investment Operations                            0.76            2.50            0.54            2.78
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.02)          (0.00)(6)          --              --
Distributions from Net Realized Gain on
Investments Sold                                              --              --           (0.63)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.02)          (0.00)(6)       (0.63)             --
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                             $9.24          $11.74          $11.65          $14.43
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (7)             8.89%(3)       27.07%           4.67%          23.86%(3)
Total Adjusted Investment Return at Net
Asset Value (7,8)                                         (3.84%)(3)      23.92%           1.45%          22.66%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $999          $3,102          $2,453          $3,654
Ratio of Expenses to Average Net Assets                    0.90%(2)        0.90%           0.90%           0.90%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                              16.24%(2)        4.05%           4.12%           3.29%(2)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                         0.35%(2)       (0.25%)         (0.60%)         (0.64%)(2)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (1,4)                                 (14.99%)(2)      (3.40%)         (3.82%)         (3.03%)(2)
Portfolio Turnover Rate                                      92%            117%            125%             72%
Fee Reduction Per Share (5)                                $1.22           $0.34           $0.35           $0.16

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Based on the average of the shares outstanding at the end of each month.
(6) Less than $0.01 per share.
(7) Total investment return assumes dividend reinvestment.
(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM APRIL 19, 1995           YEAR ENDED FEBRUARY 28,            SIX MONTHS ENDED
                                      (COMMENCEMENT OF OPERATIONS)  ----------------------------------------    AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999        (UNAUDITED)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance

Net Asset Value, Beginning of Period                   $8.50           $9.09           $9.38          $11.74           $9.16
                                                    --------        --------        --------        --------        --------
Net Investment Income (6)                               0.17            0.14            0.07            0.05            0.04
Net Realized and Unrealized Gain (Loss) on
Investments                                             0.56            1.08            3.65           (1.23)           3.00
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        0.73            1.22            3.72           (1.18)           3.04
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.14)          (0.12)          (0.10)          (0.04)             --
Distributions from Net Realized Gain on
Investments Sold                                          --           (0.81)          (1.26)          (1.20)             --
Distributions in Excess of Net Realized Gain
on Investments Sold                                       --              --              --           (0.16)             --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.14)          (0.93)          (1.36)          (1.40)             --
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $9.09           $9.38          $11.74           $9.16          $12.20
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (5)         8.61%(3)       13.78%          41.81%          (9.46%)         33.19%(3)
Total Adjusted Investment Return at Net
Asset Value (5,7)                                      5.40%(3)       12.75%          41.19%         (10.12%)         32.82%(3)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $5,293          $6,011          $9,549          $7,418         $10,885
Ratio of Expenses to Average Net Assets                0.83%(2)        0.80%           0.80%           0.80%           0.80%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                           4.55%(2)        1.83%           1.42%           1.46%           1.53%(2)
Ratio of Net Investment Income to Average
Net Assets                                             2.04%(2)        1.46%           0.62%           0.45%           0.65%(2)
Ratio of Adjusted Net Investment Income
(Loss)  to Average Net Assets (1,4)                   (1.68%)(2)       0.43%           0.00%          (0.21%)         (0.08%)(2)
Portfolio Turnover Rate                                   0%             96%            216%            126%             65%
Fee Reduction Per Share (6)                            $0.30           $0.10           $0.07           $0.07           $0.04

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM MARCH 30, 1995           YEAR ENDED FEBRUARY 28,            SIX MONTHS ENDED
                                      (COMMENCEMENT OF OPERATIONS)  ----------------------------------------    AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999        (UNAUDITED)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $8.50           $9.24           $9.35           $9.63          $10.18
                                                    --------        --------        --------        --------        --------
Net Investment Income (6)                               0.15            0.12            0.06            0.07            0.08
Net Realized and Unrealized Gain on
Investments and  Foreign Currency
Transactions                                            0.68            0.14            0.23            0.59            0.56
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        0.83            0.26            0.29            0.66            0.64
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.08)          (0.10)          (0.01)          (0.07)             --
Distributions in Excess of Net Investment
Income                                                    --              --              --           (0.04)             --
Distributions from Net Realized Gain on
Investments Sold                                       (0.01)          (0.05)             --              --              --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.09)          (0.15)          (0.01)          (0.11)             --
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $9.24           $9.35           $9.63          $10.18          $10.82
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (5)         9.81%(3)        2.79%           3.07%           6.88%           6.29%(3)
Total Adjusted Investment Return at Net
Asset Value (5,7)                                      3.26%(3)        0.47%           2.05%           5.15%           5.35%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $2,897          $4,204          $7,983          $7,805          $7,855
Ratio of Expenses to Average Net Assets                1.05%(2)        1.00%           1.00%           1.00%           1.00%(2)
Ratio of Adjusted Expenses to Average Net
Assets (1,4)                                           8.19%(2)        3.32%           2.02%           2.73%           2.87%(2)
Ratio of Net Investment Income to Average
Net Assets                                             1.75%(2)        1.26%           0.60%           0.69%           1.47%(2)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (1,4)                              (5.39%)(2)      (1.06%)         (0.42%)         (1.04%)         (0.40%)(2)
Portfolio Turnover Rate                                  59%             68%            125%             83%             58%
Fee Reduction Per Share (6)                            $0.60           $0.22           $0.10           $0.17           $0.10

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on August 31, 1999.
It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           PAR VALUE
                                                              INTEREST      CREDIT           (000S          MARKET
ISSUER, DESCRIPTION                                             RATE        RATING*         OMITTED)        VALUE
-------------------                                           --------     --------        ----------      --------
BONDS
Banks - Foreign (1.14%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                          8.200%         AA-              $20         $20,905
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
11-01-06 (R) (Y)                                                8.850          A+                35          37,550
                                                                                                         ----------
                                                                                                             58,455
                                                                                                         ----------
Banks - United States (3.86%)
Banc One Corp.,
Sub Deb 10-15-26                                                7.625          A                 15          14,476
BankBoston Corp.,
Sub Note 12-01-05                                               6.625          BBB+              15          14,413
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                25          23,928
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                           9.750          AA-               25          26,990
First Union National Bank,
Sub Note 12-01-28                                               6.500          A                 15          12,562
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                               9.450          AA-               15          15,649
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                       8.250          A-                10           9,703
Norwest Corp.,
Med Term Sr Note Ser G 09-15-02                                 6.375          A+                20          19,754
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 30          33,154
Security Pacific Corp.,
Sub Note 03-01-01                                              11.000          A                 25          26,488
                                                                                                         ----------
                                                                                                            197,117
                                                                                                         ----------
Beverages (0.29%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+                15          14,700
                                                                                                         ----------

Broker Services (0.56%)
Merrill Lynch & Co., Inc.,
Note 11-15-18                                                   6.875          AA-               15          13,633
Salomon Smith Barney Holdings, Inc.,
Note 10-15-02                                                   6.500          A                 15          14,811
                                                                                                         ----------
                                                                                                             28,444
                                                                                                         ----------
Building (0.36%)
Oakwood Homes Corp.,
Sr Note 03-01-04                                                7.875          BBB-               5           4,510
Owens Corning,
Note 03-15-09                                                   7.000          BBB-              15          13,656
                                                                                                         ----------
                                                                                                             18,166
                                                                                                         ----------
Business Services (0.18%)
Primark Corp.,
Sr Sub Note 12-15-08                                            9.250          B+                10           9,300
                                                                                                         ----------
Chemicals (0.57%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A                 15          14,293
Equistar Chemicals, L.P.,
Sr Note 02-15-04 (R)                                            8.500          BBB-              15          15,019
                                                                                                         ----------
                                                                                                             29,312
                                                                                                         ----------
Computers (1.15%)
Ceridian Corp.,
Sr Note 06-01-04 (R)                                            7.250          BBB               15          14,776
International Business Machines Corp.,
Med Term Note 09-22-03                                          5.370          A+                20          19,132
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-                10          10,150
Verio, Inc.,
Sr Note 04-01-05                                               10.375          B-                15          14,925
                                                                                                         ----------
                                                                                                             58,983
                                                                                                         ----------
Diversified Operations (0.17%)
Monsanto Co.,
Deb 12-01-28 (R)                                                6.600          A                 10           8,921
                                                                                                         ----------
Energy (0.82%)
AES Corp.,
Sr Sub Note 07-15-06                                           10.250          B+                17          17,000
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-              10          10,153
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                 15          14,588
                                                                                                         ----------
                                                                                                             41,741
                                                                                                         ----------

Finance (8.34%)
Associates Corp. of North America,
Sr Note 04-15-03                                                6.000          AA-               45          43,704
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          BBB+              20          19,412
Chrysler Financial Co. LLC,
Med Term Note Ser S 11-15-01                                    5.690          A+                15          14,689
CIT Group Holdings, Inc.,
Med Term Note 06-17-02                                          7.125          A+                20          20,200
Note 10-15-01                                                   5.500          A+                20          19,503
Commercial Credit Co.,
Note 07-01-02                                                   6.450          AA-               30          29,735
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R)                                   9.150          BBB               16          15,806
FINOVA Capital Corp.,
Note 11-01-02                                                   6.250          A-                15          14,616
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02 (Y)                              9.875          A                 35          37,420
Ford Motor Credit Co.,
Note 04-28-03                                                   6.125          A                 20          19,446
General Motors Acceptance Corp.,
Med Term Note 04-17-01                                          6.850          A                 30          30,177
Note 12-01-01                                                   6.375          A                 20          19,831
HomeSide Lending, Inc.,
Note 05-15-03                                                   6.200          A+                20          19,369
Household Finance Corp.,
Note 11-01-02                                                   5.875          A                 25          24,166
Note 09-25-04                                                   5.875          A                 25          23,579
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                        7.090          BBB               15          14,963
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                               6.500          A                 55          53,250
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                          8.400          BBB-               7           6,679
                                                                                                         ----------
                                                                                                            426,545
                                                                                                         ----------
Food (0.19%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                 10           9,750
                                                                                                         ----------
Government - Foreign (0.32%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19, (Y)                                      8.250          A-                15          16,353
                                                                                                         ----------

Government - U.S. (28.14%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              137         171,250
Bond 02-15-23                                                   7.125          AAA              624         675,580
Note 05-15-01                                                   8.000          AAA               57          59,039
Note 05-15-02                                                   7.500          AAA              106         110,306
Note 08-15-03                                                   5.750          AAA              152         150,931
Note 02-15-05                                                   7.500          AAA              109         115,983
Note 07-15-06                                                   7.000          AAA              149         155,681
                                                                                                         ----------
                                                                                                          1,438,770
                                                                                                         ----------
Government - U.S. Agencies (6.33%)
Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf 06-01-29                                    6.000          AAA               20          18,266
Note 05-14-04                                                   5.625          AAA               45          43,256
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 04-15-28 to
04-15-29                                                        6.500          AAA              144         135,294
30 Yr SF Pass Thru Ctf 04-15-29 to
12-25-29+                                                       7.000          AAA               54          52,797
30 Yr SF Pass Thru Ctf 09-15-29+                                7.500          AAA               20          19,834
30 Yr SF Pass Thru Ctf 11-15-24 to
09-01-29+                                                       8.000          AAA               53          54,415
                                                                                                         ----------
                                                                                                            323,862
                                                                                                         ----------
Insurance (2.46%)
Conseco, Inc.,
Note 06-15-05                                                   6.800          BBB+               5           4,624
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A                 10           9,866
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                      8.300          BBB+              10           9,231
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)                                       8.200          A+                15          15,352
Surplus Note 10-15-26 (R)                                       7.875          A+                 5           4,864
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                15          14,651
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-               15          14,018
Phoenix Home Life Mutual Insurance Co.,
Surplus Note 12-01-06 (R)                                       6.950          A+                15          14,333
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                       6.625          AA-               20          18,650
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          A-                20          20,090
                                                                                                         ----------
                                                                                                            125,679
                                                                                                         ----------
Leasing Companies (0.19%)
United Rentals, Inc.,
Sr Sub Note Ser B 04-01-09                                      9.000          BB-               10           9,575
                                                                                                         ----------
Leisure (1.59%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                7.500          BBB-              10           9,398
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB                10           9,200
Marvel Enterprises, Inc.,
Sr Note 06-15-09 (R)                                           12.000          NR                15          14,400
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-                10           9,825
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                      9.250          B                 10           9,900
Sun International Hotels Ltd.,
Gtd Sr Sub Note (Bahamas) 03-15-07 (Y)                          9.000          B+                 7           6,860
Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)                          8.625          B+                 7           6,703
Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                               15.500          B-                10          10,000
Waterford Gaming LLC/Waterford Gaming Finance Corp.,
Sr Note 03-15-10 (R)                                            9.500          B+                 5           5,013
                                                                                                         ----------
                                                                                                             81,299
                                                                                                         ----------
Manufacturing (0.03%)
Globe Manufacturing Corp.,
Sr Sub Note Ser B 08-01-08                                     10.000          B-                 2           1,340
                                                                                                         ----------
Media (6.15%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B+                15          15,075
Sr Note Ser B 07-15-03                                          8.125          B                  8           7,680
American Media Operations, Inc.,
Sr Sub Note 05-01-09 (R)                                       10.250          B-                 5           4,838
AMFM, Inc.,
Sr Sub Note 10-01-08                                            9.000          B                 10           9,975
Comcast Cable Communications, Inc.,
Note 11-15-08                                                   6.200          BBB               10           9,037
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB               15          15,539
CSC Holdings, Inc.,
Sr Note 07-15-09 (R)                                            8.125          BB+               15          14,591
Sr Sub Deb 05-15-16                                            10.500          BB-               10          10,900
EchoStar DBS Corp.,
Sr Note 02-01-09 (R)                                            9.375          B                 10           9,925
Falcon Holdings Group L.P./Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                           8.375          B                 10           9,900
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                10           9,200
Sr Sub Note Ser B 10-01-09                                      8.750          B+                 8           7,440
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BBB-              20          19,950
Lenfest Communications, Inc.,
Sr Sub Note 06-15-06                                           10.500          BB-               20          22,950
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                          8.500          B+                10           9,375
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              16          16,013
Pegasus Communications Corp.,
Sr Note Ser B 10-15-05                                          9.625          B-                 5           4,900
Rogers Cablesystems Ltd.,
Sr Sec 2nd Priority Note (Canada)
08-01-02 (Y)                                                    9.625          BB+               29          29,725
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06                                     10.750          B                 10          10,800
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          AA-               20          20,638
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB               16          18,045
Deb 05-15-29                                                    6.625          BBB               15          12,906
TKR Cable I, Inc.,
Sr Deb 10-30-07                                                10.500          AA-               15          15,887
TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                                      8.125          B+                10           9,350
                                                                                                         ----------
                                                                                                            314,639
                                                                                                         ----------
Medical (1.32%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+                18          18,090
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                15          13,800
Guidant Corp.,
Note 02-15-06                                                   6.150          A-                15          13,870
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                           10.750          B+                11          12,540
Sola International, Inc.,
Note 03-15-08                                                   6.875          BBB-               5           4,381
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08                                                7.125          BBB-               5           4,600
                                                                                                         ----------
                                                                                                             67,281
                                                                                                         ----------
Metal (0.20%)
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-               10          10,300
                                                                                                         ----------

Mortgage Banking (4.91%)
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA               40          38,725
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               20          19,256
JCP Master Credit Card Trust,
Pass Thru Ctf Ser C Class A
06-15-00                                                        9.625          AA+               55          56,186
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               24          23,347
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class
A-1 10-15-06 (R)                                                6.830          AAA               73          72,418
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa               11          10,790
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA               30          30,248
                                                                                                         ----------
                                                                                                            250,970
                                                                                                         ----------
Oil & Gas (2.03%)
Burlington Resources, Inc.,
Deb 03-01-29                                                    7.375          A-                15          14,009
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01 (Y)                                   9.250          BBB-               5           4,800
CMS Panhandle Holding Co.,
Sr Note 07-15-29 (R)                                            7.000          BBB-              10           9,000
El Paso Energy Corp.,
Sr Note 05-15-09                                                6.750          BBB-              10           9,400
Lyondell Chemical Co.,
Sr Sec Note Ser A 05-01-07                                      9.625          BB                 5           4,988
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB-               10          10,050
PEMEX Finance Ltd.,
Note (Cayman Islands) 02-15-08 (R) (Y)                          6.550          AAA               15          13,575
Petroleos Mexicanos,
Gtd Sr Note (Mexico) 12-02-08 (R) (Y)                           9.375          BB                 5           4,775
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                                   6.625          BBB               20          18,511
Triton Energy Ltd.,
Sr Note 04-15-02                                                8.750          B+                15          14,792
                                                                                                         ----------
                                                                                                            103,900
                                                                                                         ----------
Paper & Paper Products (0.70%)
Fort James Corp.,
Sr Note 09-15-02                                                6.500          BBB               10           9,882
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                        9.625          B                 10          10,100
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                     12.000          B+                15          15,938
                                                                                                         ----------
                                                                                                             35,920
                                                                                                         ----------
Real Estate Investment Trusts (1.37%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB-              20          16,930
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB-              15          14,466
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB               10           9,618
Liberty Property L.P.,
Med Term Note 06-05-02                                          6.600          BBB-              10           9,650
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              10           9,606
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                   7.300          BBB-              10           9,888
                                                                                                         ----------
                                                                                                             70,158
                                                                                                         ----------
Retail (1.44%)
Great Atlantic & Pacific Tea Co., Inc. (The),
Note 04-15-07                                                   7.750          BBB-              20          19,189
Meyer (Fred), Inc.,
Note 03-01-08                                                   7.450          BBB-              25          24,712
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+              20          20,150
Safeway, Inc.,
Note 11-15-01                                                   5.875          BBB               10           9,783
                                                                                                         ----------
                                                                                                             73,834
                                                                                                         ----------
Steel (0.73%)
EES Coke Battery Co., Inc.,
Sr Note 04-15-02 (R)                                            7.125          BBB                6           6,272
National Steel Corp.,
1st Mtg Ser D 03-01-09                                          9.875          B+                10          10,000
UCAR Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                     12.000          B                 20          21,100
                                                                                                         ----------
                                                                                                             37,372
                                                                                                         ----------
Telecommunications (4.38%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                           10.750          B-                10           9,400
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%,
05-01-04) (Canada) 05-01-09 (A) (Y)                              Zero          B3                10           5,875
Global Crossing Holdings Ltd.,
Sr Note 05-15-08                                                9.625          BB                10          10,000
Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                             11.500          B                 10          10,375
Sr Note (Netherlands) 01-15-09 (Y)                             10.375          B                  5           5,000
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BB+               15          14,663
McLeodUSA, Inc.,
Sr Note 11-01-08                                                9.500          B+                15          14,925
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B                 20          19,700
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB               10          11,550
Nextel Communications, Inc.,
Sr Disc Note 08-15-04                                           9.750          B-                 8           8,020
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                 10          10,075
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-                15          15,937
Orange Plc,
Sr Note (United Kingdom) 08-01-08 (Y)                           8.000          BB-               15          14,250
Qwest Communications International, Inc.,
Sr Note Ser B 11-01-08                                          7.250          BB+                5           4,750
RCN Corp.,
Sr Note Ser B 10-15-07                                         10.000          B3                10           9,750
Viatel, Inc.,
Sr Sec Note 04-15-08                                           11.250          B-                10           9,800
WorldCom, Inc.,
Note 08-15-01                                                   6.125          A-                35          34,666
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                              12.500          B-                15          15,375
                                                                                                         ----------
                                                                                                            224,111
                                                                                                         ----------
Textile (0.28%)
WestPoint Stevens, Inc.,
Sr Note 06-15-05                                                7.875          BB                15          14,438
                                                                                                         ----------
Tobacco (0.49%)
Philip Morris Companies, Inc.,
Note 09-15-01                                                   7.250          A                  5           5,036
Note 08-15-02                                                   7.125          A                 20          20,021
                                                                                                         ----------
                                                                                                             25,057
                                                                                                         ----------
Transport (3.84%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                              6.930          A-                 4           3,486
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 08-02-20                              6.545          AA+               20          18,069
Pass Thru Ctf Ser 1997-2C 06-30-04                              7.206          BBB               22          21,327
Sr Note 12-15-05                                                8.000          BB-               15          14,100
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+              21          20,129
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                 15          13,200
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-               5           4,704
Northwest Airlines, Inc.,
Note 03-15-04                                                   8.375          BB                20          19,125
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                34          36,188
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB                25          26,839
Union Pacific Corp.,
Deb 02-01-29                                                    6.625          BBB-              15          12,498
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                   6.625          BBB-               7           6,455
                                                                                                         ----------
                                                                                                            196,120
                                                                                                         ----------
Utilities (10.62%)
AES Eastern Energy,
Pass Thru Ctf 01-02-17 (R)                                      9.000          BBB-              15          14,395
Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02 (R) (Y)                       6.730          A-                10           9,908
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-               19          19,831
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-                7           7,359
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB                 5           4,700
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               35          36,531
Sr Sec Note Ser D 11-01-17                                      7.880          BB+               20          19,794
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                          6.750          BB                15          13,944
Sr Note 05-15-02                                                8.125          BB                15          14,987
Sr Note 01-15-09                                                7.500          BB                20          18,750
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                                      7.750          BBB-              15          15,186
East Coast Power, LLC,
Sr Sec Note 03-31-12 (R)                                        7.066          BBB-              15          13,500
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              23          25,213
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              13          12,193
GTE North, Inc.,
Deb Ser H 11-15-08                                              5.650          AA-               20          17,993
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                  9.400          A+                15          17,981
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400          A+                10          10,916
Gtd Deb (Canada) 02-01-03 (Y)                                   7.375          A+                25          25,389
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                                       7.500          AA-               28          28,499
Note (Spain) 06-01-03 (R) (Y)                                   7.125          AA-               25          25,317
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                20          19,950
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                                      10.330          BBB-              16          16,861
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB                20          22,649
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB               25          25,738
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                          9.050          BB-                9           9,203
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BB-                4           3,953
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6
03-01-09                                                        6.050          AAA               15          14,067
Philadelphia Electric Co.,
1st Ref Mtg 09-01-02                                            7.125          A                 20          20,017
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               15          16,134
System Energy Resources, Inc.,
1st Mtg 08-01-01                                                7.710          BBB-               5           5,013
U S WEST Capital Funding, Inc.,
Deb 07-15-28                                                    6.875          A-                10           8,652
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-              29          28,641
                                                                                                         ----------
                                                                                                            543,264
                                                                                                         ----------
TOTAL BONDS
(Cost $5,039,717)                                                                           (95.15%)      4,865,676
                                                                                             ------      ----------

                                                                                           NUMBER OF
                                                                                            WARRANTS
                                                                                           ---------
WARRANTS
MetroNet Communications Corp.
(Canada) (R)**                                                                                   10           1,060
                                                                                                         ----------
TOTAL WARRANTS
(Cost $103)                                                                                  (0.02%)          1,060
                                                                                              -----      ----------

                                                                            INTEREST       PAR VALUE        MARKET
                                                                              RATE       (000S OMITTED)      VALUE
                                                                            --------      -----------    -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.38%)
Investment in a joint repurchase agreement transaction with
Barclay's, Inc. - Dated 08-31-99, due 09-01-99
(Secured by U.S. Treasury Bonds, 5.250% thru 9.125%,
due 05-15-18 thru 11-15-28 and U.S. Treasury Notes, 4.500% thru
7.750%, due 09-30-00 thru 02-15-05) - Note A                                 5.440%            $275        $275,000
                                                                                                         ----------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                                              482
                                                                                                         ----------
TOTAL SHORT-TERM INVESTMENTS                                                                 (5.39%)        275,482
                                                                                            -------      ----------
TOTAL INVESTMENTS                                                                          (100.56%)      5,142,218
                                                                                            -------      ----------
OTHER ASSETS AND LIABILITIES, NET                                                            (0.56%)        (28,581)
                                                                                            -------      ----------
TOTAL NET ASSETS                                                                           (100.00%)     $5,113,637
                                                                                            =======      ==========

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John
    Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
 ** Non-income producing security.
  + These securities having an aggregate value of $37,889 or 0.74% of the Fund's net assets, have been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $38,976 of United States Treasury
    Bonds, 7.125%, 02-15-23, has been segregated to cover the forward commitment.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933.  Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $547,762 or 10.71% of net assets as of August 31, 1999.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

NR = Not rated.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund
n August 31, 1999. It's divided into two main categories: common stocks and short-term investments.
The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                       SHARES            VALUE
-------------------                                                       ------            -----
COMMON STOCKS
Advertising (1.16%)
Interpublic Group of Companies,  Inc. (The)                                 5,000        $198,125
                                                                                       ----------
Banks - United States (2.53%)
Bank of America Corp.                                                       4,000         242,000
Bank One Corp.                                                              4,800         192,600
                                                                                       ----------
                                                                                          434,600
                                                                                       ----------
Beverages (3.05%)
Anheuser-Busch Cos., Inc.                                                   2,800         215,600
PepsiCo, Inc.                                                               9,000         307,125
                                                                                       ----------
                                                                                          522,725
                                                                                       ----------
Building (0.99%)
Masco Corp.                                                                 6,000         169,875
                                                                                       ----------
Computers (14.66%)
Cisco Systems, Inc.*                                                        6,600         447,563
Computer Associates International, Inc.                                     4,600         259,900
Dell Computer Corp.*                                                        6,000         292,875
EMC Corp.*                                                                  4,400         264,000
Hewlett-Packard Co.                                                         2,500         263,438
International Business Machines Corp.                                       3,000         373,688
Microsoft Corp.*                                                            3,600         333,225
Sun Microsystems, Inc.*                                                     3,500         278,250
                                                                                       ----------
                                                                                        2,512,939
                                                                                       ----------
Diversified Operations (2.40%)
Du Pont (E.I.) De Nemours & Co.                                             2,500         158,438
Tyco International Ltd.                                                     2,500         253,281
                                                                                       ----------
                                                                                          411,719
                                                                                       ----------
Electronics (7.67%)
Emerson Electric Co.                                                        4,000         250,500
General Electric Co.                                                        4,000         449,250
Honeywell, Inc.                                                             1,800         204,300
Intel Corp.                                                                 5,000         410,938
                                                                                       ----------
                                                                                        1,314,988
                                                                                       ----------
Finance (3.71%)
Citigroup, Inc.                                                             7,500         333,281
Household International, Inc.                                               8,000         302,000
                                                                                       ----------
                                                                                          635,281
                                                                                       ----------

Food (2.76%)
Bestfoods                                                                   5,000         245,625
Nabisco Holdings Corp.                                                      5,800         228,013
                                                                                       ----------
                                                                                          473,638
                                                                                       ----------
Furniture (0.84%)
Leggett & Platt, Inc.                                                       6,500         143,812
                                                                                       ----------
Insurance (7.84%)
AFLAC, Inc.                                                                 4,000         179,750
American General Corp.                                                      2,200         156,200
American International Group, Inc.                                          4,375         405,508
ReliaStar Financial Corp.                                                   9,600         432,600
XL Capital, Ltd. (Class A)                                                  3,400         171,063
                                                                                       ----------
                                                                                        1,345,121
                                                                                       ----------
Leisure (1.71%)
Hasbro, Inc.                                                               12,000         293,250
                                                                                       ----------
Machinery (1.86%)
Pentair, Inc.                                                               7,000         318,500
                                                                                       ----------
Media (3.28%)
Gannett Co., Inc.                                                           6,000         407,625
McGraw-Hill Cos., Inc. (The)                                                3,000         155,063
                                                                                       ----------
                                                                                          562,688
                                                                                       ----------
Medical (10.17%)
Abbott Laboratories                                                         5,200         225,550
Baxter International, Inc.                                                  5,500         368,842
Bristol-Myers Squibb Co.                                                    4,400         309,650
Johnson & Johnson                                                           2,000         204,500
Merck & Co., Inc.                                                           2,200         147,811
Schering-Plough Corp.                                                       6,000         315,373
Warner-Lambert Co.                                                          2,600         172,250
                                                                                       ----------
                                                                                        1,743,976
                                                                                       ----------
Mortgage Banking (1.27%)
Fannie Mae                                                                  3,500         217,438
                                                                                       ----------
Office Equipment (4.25%)
Pitney Bowes, Inc.                                                          6,700         395,300
Xerox Corp.                                                                 7,000         334,250
                                                                                       ----------
                                                                                          729,550
                                                                                       ----------
Oil & Gas (4.06%)
Conoco, Inc. (Class A)*                                                    10,700         286,225
Mobil Corp.                                                                 4,000         409,500
                                                                                       ----------
                                                                                          695,725
                                                                                       ----------
Retail (9.58%)
Albertson's, Inc.                                                           4,000         191,750
Dayton Hudson Corp.                                                         5,000         290,000
Home Depot, Inc. (The)                                                      5,500         336,188
Lowe's Cos., Inc.                                                           6,000         271,500
SYSCO Corp.                                                                 8,800         287,100
Wal-Mart Stores, Inc.                                                       6,000         265,875
                                                                                       ----------
                                                                                        1,642,413
                                                                                       ----------
Soap & Cleaning Preparations (3.26%)
Clorox Co. (The)                                                            4,000         181,000
Ecolab, Inc.                                                                4,800         180,300
Procter & Gamble Co. (The)                                                  2,000         198,500
                                                                                       ----------
                                                                                          559,800
                                                                                       ----------
Telecommunications (4.41%)
Bell Atlantic Corp.                                                         3,200         196,000
CenturyTel, Inc.                                                            4,300         169,044
Lucent Technologies, Inc.                                                   3,500         224,219
MCI WorldCom, Inc.*                                                         2,200         166,650
                                                                                       ----------
                                                                                          755,913
                                                                                       ----------
Tobacco (1.96%)
Philip Morris Cos., Inc.                                                    9,000         336,938
                                                                                       ----------
Utilities (1.77%)
ALLTEL Corp.                                                                4,500         304,313
                                                                                       ----------
TOTAL COMMON STOCKS
(Cost $12,868,128)                                                        (95.19%)     16,323,327
                                                                                       ----------

                                                         INTEREST       PAR VALUE         MARKET
                                                           RATE       (000S OMITTED)       VALUE
                                                         --------      -----------     -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.85%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                   5.44%           $831          $831,000
                                                                                       ----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                            175
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                             (4.85%)          275,482
                                                                        -------       -----------
TOTAL INVESTMENTS                                                      (100.04%)       17,154,502
                                                                        -------       -----------
OTHER ASSETS AND LIABILITIES, NET                                        (0.04%)           (6,794)
                                                                        -------       -----------
TOTAL NET ASSETS                                                       (100.00%)      $17,147,708
                                                                        =======       ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization
Growth Fund on August 31, 1999. It's divided into three main categories: common stocks, rights and short-term investments. The common stocks and rights are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                       SHARES            VALUE
-------------------                                                       ------            -----
COMMON STOCKS
Advertising (2.60%)
DoubleClick, Inc.*                                                            800         $79,900
Interpublic Group of Companies, Inc. (The)                                  2,200          87,175
Omnicom Group, Inc.                                                         1,550         116,831
Outdoor Systems, Inc.*                                                      5,800         187,413
                                                                                       ----------
                                                                                          471,319
                                                                                       ----------
Banks - United States (1.97%)
Comerica, Inc.                                                              1,300          67,681
First Tennessee National Corp.                                              3,200         102,400
Northern Trust Corp.                                                        2,200         186,587
                                                                                       ----------
                                                                                          356,668
                                                                                       ----------
Broker Services (1.29%)
Merrill Lynch & Co., Inc.                                                   1,500         111,937
Schwab (Charles) Corp.                                                      3,100         122,450
                                                                                       ----------
                                                                                          234,387
                                                                                       ----------
Business Services - Misc. (1.71%)
Modis Professional Services, Inc.*                                          7,200         113,850
Navigant Consulting, Inc.*                                                  2,100          92,137
Select Appointments Holdings Plc,
American Depositary Receipts,
(ADR) (United Kingdom)                                                      2,409          67,151
Snyder Communications, Inc.*                                                1,800          36,675
                                                                                       ----------
                                                                                          309,813
                                                                                       ----------
Computers (14.44%)
BMC Software, Inc.*                                                         2,000         107,625
CMGI, Inc.*                                                                 1,450         121,709
Citrix Systems, Inc.*                                                       1,170          66,690
Computer Sciences Corp.*                                                    2,850         197,184
Compuware Corp.*                                                            6,300         190,181
DST Systems, Inc.*                                                          1,950         129,675
E*TRADE Group, Inc.*                                                        2,700          67,500
EMC Corp.*                                                                  1,530          91,800
Fiserv, Inc.*                                                               5,550         171,009
Gateway, Inc.*                                                              1,150         111,478
i2 Technologies, Inc.*                                                      2,150          68,262
IMS Health, Inc.                                                            2,650          73,206
Inktomi Corp.*                                                                650          73,694
Intuit, Inc.*                                                               1,000          89,562
Lexmark International Group, Inc.
(Class A)*                                                                  3,240         255,150
Network Appliance, Inc.*                                                    1,200          78,825
Novell, Inc.*                                                               6,080         144,020
RealNetworks, Inc.*                                                           500          40,875
SunGard Data Systems, Inc.*                                                 4,420         110,500
Unisys Corp.*                                                               5,550         238,650
VERITAS Software Corp.*                                                     1,300          77,025
Whittman-Hart, Inc.*                                                        4,050         106,566
                                                                                       ----------
                                                                                        2,611,186
                                                                                       ----------
Containers (0.47%)
Sealed Air Corp.*                                                           1,450          85,187
                                                                                       ----------
Cosmetics & Personal Care (0.82%)
Dial Corp. (The)                                                            5,335         148,046
                                                                                       ----------
Electronics (13.39%)
Altera Corp.*                                                               4,140         174,397
Analog Devices, Inc.*                                                       2,100         108,150
Applied Materials, Inc.*                                                    1,735         123,293
ASM Lithography Holding N.V.*
(Netherlands)                                                               2,200         138,875
Broadcom Corp. (Class A)*                                                     500          64,375
Conexant Systems, Inc.*                                                     1,950         140,156
Flextronics International, Ltd.*                                            1,750         102,703
Jabil Circuit, Inc.*                                                        3,510         157,292
KLA-Tencor Corp.*                                                           1,710         107,409
Linear Technology Corp.                                                     2,500         157,344
Maxim Intergrated Products, Inc.*                                           1,400          94,238
Novellus Systems, Inc.*                                                     1,750          94,391
Sanmina Corp.*                                                              1,570         117,750
Solectron Corp.*                                                            1,500         117,375
STMicroelectronics (Netherlands)                                            1,250          83,437
Teradyne, Inc.*                                                             2,250         153,141
Vitesse Semiconductor Corp.*                                                1,150          78,200
Waters Corp.*                                                               4,170         274,959
Xilinx, Inc.*                                                               1,920         134,280
                                                                                       ----------
                                                                                        2,421,765
                                                                                       ----------
Finance (2.31%)
Capital One Financial Corp.                                                 2,450          92,487
Charter One Financial, Inc.                                                 5,145         120,425
Concord EFS, Inc.*                                                          3,515         130,494
Providian Financial Corp.                                                     950          73,744
                                                                                       ----------
                                                                                          417,150
                                                                                       ----------
Household (0.70%)
WestPoint Stevens, Inc.                                                     5,300         127,200
                                                                                       ----------
Insurance (3.29%)
AFLAC, Inc.                                                                 2,550         114,591
Ace, Ltd. (Bermuda)                                                         7,750         166,141
Mutual Risk Management, Ltd.                                                2,300          63,250
Reinsurance Group of America, Inc.                                          6,420         194,205
ReliaStar Financial Corp.                                                   1,250          56,328
                                                                                       ----------
                                                                                          594,515
                                                                                       ----------
Leisure (0.95%)
Polaroid Corp.                                                              4,900         132,912
Royal Caribbean Cruises, Ltd.                                                 850          39,791
                                                                                       ----------
                                                                                          172,703
                                                                                       ----------
Linen Supply & Related (0.60%)
Cintas Corp.                                                                2,100         107,888
                                                                                       ----------
Machinery (0.75%)
SPX Corp.*                                                                  1,600         135,600
                                                                                       ----------
Media (5.35%)
AMFM, Inc.*                                                                 4,610         227,043
Adelphia Communications Corp.
(Class A)*                                                                  2,320         143,840
Cox Radio, Inc. (Class A)*                                                  1,100          58,300
Harcourt General, Inc.                                                      2,930         128,371
Hispanic Broadcasting Corp.*                                                1,825         136,419
Insight Communications Co., Inc.*                                           2,900          79,025
Reader's Digest Association, Inc.
(Class A)                                                                   2,900          90,625
Univision Communications, Inc.
(Class A)*                                                                  1,400         103,250
                                                                                       ----------
                                                                                          966,873
                                                                                       ----------
Medical (6.02%)
Allergan, Inc.                                                              1,150         114,856
AmeriSource Health Corp. (Class A)*                                         1,750          45,172
Biogen, Inc.*                                                               2,600         199,550
Cardinal Health, Inc.                                                       2,675         170,531
Forest Laboratories, Inc.*                                                  2,250         108,984
Genzyme Corp.*                                                              2,400         135,450
Genzyme Molecular Oncology*                                                   845           3,803
Immunex Corp.*                                                              1,300          87,506
Mylan Laboratories, Inc.                                                    3,595          71,226
Total Renal Care Holdings, Inc.*                                            8,750          70,547
Watson Pharmaceutical, Inc.*                                                2,250          80,719
                                                                                       ----------
                                                                                        1,088,344
                                                                                       ----------
Office (0.59%)
Avery Dennison Corp.                                                        1,950         107,006
                                                                                       ----------
Oil & Gas (7.29%)
Anadarko Petroleum Corp.                                                    2,500          85,000
Apache Corp.                                                                4,150         188,825
Baker Hughes, Inc.                                                          3,800         129,200
BJ Services Co.*                                                            6,300         215,775
Burlington Resources, Inc.                                                  2,350          98,259
Cooper Cameron Corp.*                                                       2,610         108,641
Diamond Offshore Drilling, Inc.                                             2,050          78,413
Halliburton Co.                                                             3,450         159,994
Noble Affiliates, Inc.                                                      2,400          74,400
Petroleum Geo-Services (ADR)*
(Norway)                                                                    2,720          55,590
Santa Fe International Corp.                                                3,200          84,400
Tidewater, Inc.                                                             1,250          40,625
                                                                                       ----------
                                                                                        1,319,122
                                                                                       ----------
Paper & Paper Products (1.56%)
Bowater, Inc.                                                               2,900         155,513
Fort James Corp.                                                            3,900         125,775
                                                                                       ----------
                                                                                          281,288
                                                                                       ----------
Retail (7.25%)
Best Buy Co., Inc.*                                                         2,050         144,013
Circuit City Stores-Circuit City
Group                                                                       2,150          92,450
Ethan Allen Interiors, Inc.                                                 2,475          72,239
Hannaford Brothers Co.                                                      2,550         182,963
Kohl's Corp.*                                                               2,550         181,688
Kroger Co.*                                                                 3,050          70,531
Lowe's Cos., Inc.                                                           3,250         147,063
Outback Steakhouse, Inc.*                                                   1,250          37,031
SYSCO Corp.                                                                 2,100          68,513
Tandy Corp.                                                                 2,600         122,850
TJX Cos., Inc.                                                              4,250         122,719
U.S. Foodservice*                                                           3,300          68,681
                                                                                       ----------
                                                                                        1,310,741
                                                                                       ----------
Soap & Cleaning Preparations (0.29%)
Ecolab, Inc.                                                                1,400          52,588
                                                                                       ----------
Steel (0.53%)
Nucor Corp.                                                                 2,050          95,453
                                                                                       ----------
Telecommunications (18.38%)
Allegiance Telecom, Inc.*                                                   3,050         183,381
American Tower Corp. (Class A)                                              5,500         125,125
COLT Telecom Group Plc (ADR)*
(United Kingdom)                                                              620          54,328
Comverse Technology, Inc.*                                                  2,595         202,410
Corning, Inc.                                                               3,520         234,080
Crown Castle International Corp.*                                           7,000         105,875
DSP Communications, Inc.*                                                   5,200         122,200
Frontier Corp.                                                              8,650         362,759
Global TeleSystems Group, Inc.*                                             2,400          77,550
ICG Communications, Inc.*                                                   4,500          93,375
Intermedia Communications, Inc.*                                            2,700          70,200
McLeodUSA, Inc. (Class A)*                                                  7,810         260,659
Metromedia Fiber Network, Inc.
(Class A)*                                                                  1,650          48,572
Nextel Communications, Inc. (Class A)*                                      2,900         167,656
NEXTLINK Communications, Inc.
(Class A)*                                                                  4,400         221,650
Omnipoint Corp.*                                                            4,600         186,300
Orange Plc (ADR)* (United Kingdom)                                          1,468         126,248
QUALCOMM, Inc.*                                                               700         134,531
RCN Corp.*                                                                  1,550          65,100
TALK.com, Inc.*                                                             6,900          71,156
Teligent, Inc. (Class A)*                                                     850          53,603
Time Warner Telecom, Inc. (Class A)*                                        1,650          44,550
UnitedGlobalCom, Inc. (Class A)*                                            1,850         135,513
VoiceStream Wireless Corp.*                                                 3,100         127,875
WinStar Communications, Inc.*                                               1,000          50,813
                                                                                       ----------
                                                                                        3,325,509
                                                                                       ----------
Textile (0.65%)
Jones Apparel Group, Inc.*                                                  4,550         118,016
                                                                                       ----------
Utilities (2.00%)
Conectiv, Inc.                                                              4,050          86,822
MCN Energy Group, Inc.                                                      3,300          58,988
Montana Power Co.                                                           3,200          99,000
Potomac Electric Power Co.                                                  4,400         116,600
                                                                                       ----------
                                                                                          361,410
                                                                                       ----------
TOTAL COMMON STOCKS
(Cost $14,909,811)                                                        (95.20%)     17,219,777
                                                                          -------     -----------

RIGHTS
Telecommunications (0.00%)
TALK.com, Inc.*                                                               345               0
                                                                                       ----------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)              0
                                                                          -------     -----------

TOTAL COMMON STOCKS AND RIGHTS
(Cost $14,909,811)                                                        (95.20%)     17,219,777
                                                                          -------     -----------

                                                         INTEREST       PAR VALUE        MARKET
                                                           RATE       (000S OMITTED)      VALUE
                                                         --------      -----------     ----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.27%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                    5.44%            $953         953,000
                                                                                      -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                             35
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                               (5.27%)        953,035
                                                                          -------     -----------
TOTAL INVESTMENTS                                                        (100.47%)     18,172,812
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                          (0.47%)        (84,430)
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)    $18,088,382
                                                                          =======     ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at August 31, 1999 assigned to country categories.

                                 MARKET VALUE AS A
                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                0.92%
Netherlands                            1.23
Norway                                 0.31
United Kingdom                         1.37
United States                         96.64
                                     ------
          TOTAL INVESTMENTS          100.47%
                                     ======




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Capitalization
Growth Fund on August 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                       SHARES            VALUE
-------------------                                                       ------            -----
COMMON STOCKS
Advertising (1.42%)
Catalina Marketing Corp.*                                                     300         $27,225
Getty Images, Inc.*                                                         1,200          24,750
                                                                                     ------------
                                                                                           51,975
                                                                                     ------------
Automobile/Trucks (2.01%)
Dollar Thrifty Automotive Group, Inc.                                         750          14,109
Gentex Corp.*                                                                 900          17,212
Monaco Coach Corp.*                                                           700          20,300
United Rentals, Inc.*                                                         900          21,994
                                                                                     ------------
                                                                                           73,615
                                                                                     ------------
Banks - United States (0.56%)
Greater Bay Bancorp.                                                          600          20,550
                                                                                     ------------
Beverages (0.46%)
Beringer Wine Estates Holdings, Inc.
(Class B)*                                                                    400          16,650
                                                                                     ------------
Broker Services (0.63%)
Hambrecht & Quist Group*                                                      600          22,912
                                                                                     ------------
Building (0.42%)
Crossmann Communities, Inc.*                                                  600          15,150
                                                                                     ------------
Business Services - Miscellaneous (10.54%)
Abacus Direct Corp.*                                                          350          35,678
Charles River Associates, Inc.*                                               400           9,700
Coinstar, Inc.*                                                             1,400          32,375
Corporate Executive Board Co. (The)*                                          400          14,050
Forrester Research, Inc.*                                                   1,000          33,500
INSpire Insurance Solutions, Inc.*                                          1,150          11,284
InsWeb Corp.*                                                                 200           6,400
Interim Services, Inc.*                                                       950          17,516
MedQuist, Inc.*                                                               700          24,369
META Group, Inc.*                                                             500           8,125
Metro Networks, Inc.*                                                         500          28,500
Modem Media . Poppe Tyson, Inc.*                                              250           8,000
Navigant Consulting, Inc.*                                                    550          24,131
Nielsen Media Research, Inc.                                                1,000          36,687
On Assignment, Inc.*                                                          800          23,900
ProBusiness Services, Inc.*                                                   350           9,363
Profit Recovery Group International, Inc. (The)*                            1,050          39,966
Quanta Services, Inc.*                                                        800          17,950
Viant Corp.*                                                                  100           3,800
                                                                                     ------------
                                                                                          385,294
                                                                                     ------------
Chemicals (0.54%)
OM Group, Inc.                                                                500          19,688
                                                                                     ------------
Computers (19.06%)
AboveNet Communications, Inc.*                                                350          11,878
Advantage Learning Systems, Inc.*                                             600          13,463
Advent Software, Inc.*                                                        525          25,791
Agile Software Corp.*                                                         100           4,975
Apex, Inc.*                                                                 1,250          41,484
Aspect Development, Inc.*                                                     900          14,119
BindView Development Corp.*                                                 1,050          22,444
Bottomline Technologies, Inc.*                                                 50           1,388
CBT Group Plc, American Depositary
Receipt (ADR)* (Ireland)                                                      926          19,446
Clarent Corp.*                                                                100           3,325
Cognizant Technology Solutions Corp.*                                         750          18,094
Dendrite International, Inc.*                                                 550          22,894
Digex, Inc.*                                                                  750          24,937
F5 Networks, Inc.*                                                            450          30,516
Fundtech Ltd.* (Israel)                                                     1,200          27,750
International Network Services, Inc.                                          400          21,275
Intraware, Inc.*                                                              250           4,500
Maxtor Corp.*                                                               3,000          19,219
Media Metrix, Inc.*                                                           500          23,984
Micromuse, Inc.*                                                              650          37,131
Mpath Interactive, Inc.*                                                       50             591
Multex.com, Inc.*                                                             900          14,962
National Computer Systems, Inc.                                               950          37,050
National Instruments Corp.*                                                   900          26,944
Network Appliance, Inc.*                                                      450          29,559
Network Solutions, Inc. (Class A)*                                            400          23,050
Packeteer, Inc.*                                                              100           3,688
Paradyne Networks, Inc.*                                                      250          11,016
Pervasive Software, Inc.*                                                   1,050          22,313
Prodigy Communications Corp.*                                               1,000          18,562
Quantum Corp. - Hard Disk Drive*                                            2,100          14,962
Quest Software, Inc.*                                                         100           4,188
SilverStream Software, Inc.*                                                   50           1,506
Software.com, Inc.*                                                           350          15,903
TenFold Corp.*                                                                100           2,731
Verio, Inc.*                                                                  600          22,313
Western Digital Corp.*                                                      4,000          24,500
Whittman-Hart, Inc.*                                                        1,300          34,206
                                                                                     ------------
                                                                                          696,657
                                                                                     ------------
Electronics (9.83%)
Alpha Industries, Inc.                                                        500          28,469
ATMI, Inc.*                                                                   700          23,100
Credence Systems Corp.*                                                       600          25,800
DSP Communications, Inc.*                                                     850          19,975
DuPont Photomasks, Inc.*                                                      500          26,812
Flextronics International Ltd.*                                               450          26,409
GlobeSpan, Inc.*                                                               50           3,025
Micrel, Inc.*                                                                 350          26,819
Novellus Systems, Inc.*                                                       200          10,787
PLX Technology, Inc.*                                                         850          20,400
PMC-Sierra, Inc.* (Canada)                                                    200          18,600
Powerwave Technologies, Inc.*                                                 850          36,072
PRI Automation, Inc.*                                                         500          14,312
QLogic Corp.*                                                                 500          43,531
Semtech Corp.*                                                                500          35,031
                                                                                     ------------
                                                                                          359,142
                                                                                     ------------
Finance (2.82%)
Affiliated Managers Group, Inc.*                                              650          17,347
AmeriCredit Corp.*                                                            500           6,406
DVI, Inc.*                                                                  1,300          21,856
Medallion Financial Corp.                                                   1,100          21,794
Metris Cos., Inc.                                                             850          23,428
NextCard, Inc.*                                                               500          12,250
                                                                                     ------------
                                                                                          103,081
                                                                                     ------------
Food (0.69%)
American Italian Pasta Co. (Class A)*                                         900          25,200
                                                                                     ------------
Leisure (2.89%)
Cinar Films, Inc. (Class B)*
(Canada)                                                                    1,300          32,500
Imax Corp.* (Canada)                                                          900          18,956
Premier Parks, Inc.                                                           800          26,200
Steiner Leisure Ltd.*                                                       1,000          27,875
                                                                                     ------------
                                                                                          105,531
                                                                                     ------------
Linen Supply & Related (0.11%)
G & K Services, Inc. (Class A)                                                100           4,156
                                                                                     ------------
Machinery (0.88%)
JLG Industries, Inc.                                                          900          15,975
Terex Corp.                                                                   600          16,125
                                                                                     ------------
                                                                                           32,100
                                                                                     ------------
Media (6.69%)
Adelphia Communications Corp.
(Class A)*                                                                    400          24,800
Citadel Communications Corp.*                                                 900          33,412
Cumulus Media, Inc. (Class A) *                                               900          25,087
Entercom Communications Corp.*                                                300          10,950
Hispanic Broadcasting Corp.*                                                  400          29,900
Network Event Theater, Inc.*                                                1,400          35,350
Pegasus Communications Corp.*                                                 800          33,600
Radio One, Inc.*                                                              500          20,844
Wiley (John) & Sons, Inc. (Class A)                                         1,000          16,250
Wink Communications, Inc.*                                                    350          14,263
                                                                                     ------------
                                                                                          244,456
                                                                                     ------------
Medical (10.32%)
Alkermes, Inc.*                                                               700          25,988
Alpharma, Inc. (Class A)                                                      700          23,712
Andrx Corp.*                                                                  350          25,156
Coulter Pharmaceutical, Inc.*                                                 700          13,956
Cytyc Corporation                                                             300          10,125
Gilead Sciences, Inc.*                                                        400          31,175
Human Genome Sciences, Inc.*                                                  300          20,419
IDEC Pharmaceuticals Corp.*                                                   350          44,472
Interpore International, Inc.*                                              1,500           9,656
King Pharmaceuticals, Inc.*                                                   600          20,775
Millennium Pharmaceuticals, Inc.*                                             400          23,575
MiniMed, Inc.*                                                                350          31,828
Perclose, Inc.*                                                               250          13,234
Pharmacyclics, Inc.*                                                          800          22,600
Renal Care Group, Inc.*                                                       550          10,519
Triangle Pharmaceuticals, Inc.*                                               800          14,700
Xomed Surgical Products, Inc.*                                                600          35,288
                                                                                     ------------
                                                                                          377,178
                                                                                     ------------
Metal (0.92%)
Maverick Tube Corp.*                                                        1,900          33,606
                                                                                     ------------
Oil & Gas (2.80%)
Core Laboratories N.V.*
(Netherlands)                                                               1,000          19,125
Dril-Quip, Inc.*                                                              600          16,763
Newfield Exploration Co.*                                                     800          24,300
Pride International, Inc.*                                                    800          11,900
Stone Energy Corp.*                                                           400          21,300
Veritas DGC, Inc.*                                                            500           8,938
                                                                                     ------------
                                                                                          102,326
                                                                                     ------------
Pollution Control (0.27%)
Newpark Resources, Inc.*                                                    1,100           9,900
                                                                                     ------------
Printing - Commercial (0.23%)
Mail-Well, Inc.*                                                              600           8,550
                                                                                     ------------
Retail (9.33%)
Applebee's International, Inc.                                                700          21,744
bebe stores, Inc.*                                                            150           3,600
Cost Plus, Inc.*                                                              500          22,250
CSK Auto Corp.*                                                               854          20,282
David's Bridal, Inc.*                                                       1,300          11,903
Duane Reade, Inc.*                                                            400          12,600
Ethan Allen Interiors, Inc.                                                   600          17,513
Garden Fresh Restaurant Corp.*                                              1,300          24,862
GoTo.com, Inc.*                                                                50           1,813
Insight Enterprises Inc.*                                                     900          27,225
Linens 'N Things, Inc.*                                                       550          18,837
99 Cents Only Stores*                                                         556          20,016
O'Reilly Automotive, Inc.*                                                    600          22,950
P.F. Chang's China Bistro, Inc.*                                              500          11,000
Pacific Sunwear of California, Inc.                                         1,075          24,994
RARE Hospitality International, Inc.                                          800          15,750
Sunglass Hut International, Inc.*                                           1,300          16,413
Whole Foods Market, Inc.*                                                     500          17,969
Wild Oats Markets, Inc.*                                                      800          29,100
                                                                                     ------------
                                                                                          340,821
                                                                                     ------------
Schools/Education (0.38%)
ITT Educational Services, Inc.*                                               900          14,062
                                                                                     ------------
Steel (0.55%)
Lone Star Technologies, Inc.*                                               1,000          20,000
                                                                                     ------------
Telecommunications (8.92%)
Allegiance Telecom, Inc.*                                                     700          42,088
Copper Mountain Networks, Inc.*                                               100          11,700
Crown Castle International Corp.*                                           1,700          25,713
Efficient Networks, Inc.*                                                     100           4,694
Global TeleSystems Group, Inc.*                                               400          12,925
Intermedia Communications, Inc.*                                              850          22,100
Latitude Communications, Inc.*                                                500           6,969
Metromedia Fiber Network, Inc.
(Class A)*                                                                    450          13,247
Microwave Power Devices, Inc.*                                                700           5,906
Net2Phone, Inc.*                                                              100           8,500
Netro Corp.*                                                                  300           9,319
NEXTLINK Communications, Inc.
(Class A)*                                                                    600          30,225
Orckit Communications Ltd.*
(Israel)                                                                      900          28,069
Powertel, Inc.*                                                               650          24,050
RF Micro Devices, Inc.*                                                     1,000          43,937
Terayon Communication Systems, Inc.                                           500          18,000
US LEC Corp. (Class A) *                                                      100           3,250
WinStar Communications, Inc.*                                                 300          15,244
                                                                                     ------------
                                                                                          325,936
                                                                                     ------------
Textile (0.37%)
Cutter & Buck, Inc.*                                                        1,050          13,650
                                                                                     ------------
Transportation (2.62%)
Circle International Group, Inc.                                              900          22,275
Eagle USA Airfreight, Inc.*                                                   600          16,800
Expeditors International of
Washington, Inc.                                                              800          25,850
Forward Air Corp.*                                                            950          21,375
MotivePower Industries, Inc.                                                  750           9,280
                                                                                     ------------
                                                                                           95,580
                                                                                     ------------
Waste Disposal Service & Equipment (0.65%)
Waste Connections, Inc.*                                                    1,100          23,719
                                                                                     ------------
TOTAL COMMON STOCKS
(Cost $2,619,557)                                                         (96.91%)      3,541,485
                                                                          -------     -----------

                                                         INTEREST       PAR VALUE        MARKET
                                                           RATE       (000S OMITTED)      VALUE
                                                         --------      -----------     ----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.15%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                   5.440%             $42         $42,000
                                                                                      -----------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                            228
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                               (1.16%)         42,228
                                                                          -------     -----------
TOTAL INVESTMENTS                                                         (98.07%)      3,583,713
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                          (1.93%)         70,675
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)     $3,654,388
                                                                          =======     ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Capitalization
Value Fund on August 31, 1999. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                       SHARES            VALUE
-------------------                                                       ------            -----
COMMON STOCKS
Advertising (1.45%)
Penton Media, Inc.                                                         11,500        $158,125
                                                                                     ------------
Broker Services (3.09%)
Investment Technology Group, Inc.                                           6,000         163,500
Jefferies Group, Inc.                                                       7,000         173,250
                                                                                     ------------
                                                                                          336,750
                                                                                     ------------
Business Services - Misc. (7.89%)
Iron Mountain, Inc.*                                                        7,300         229,950
Metamor Worldwide, Inc.*                                                   12,050         193,177
Nielsen Media Research, Inc.                                                4,383         160,801
Sensormatic Electronics Corp.*                                             23,550         275,241
                                                                                     ------------
                                                                                          859,169
                                                                                     ------------
Computers (11.48%)
AXENT Technologies, Inc. *                                                 10,450         131,931
Data General Corp. *                                                       16,250         299,609
Datalink Corp.*                                                             6,200          84,475
DSET Corp.*                                                                10,500         126,000
IMRglobal Corp.*                                                            9,150         156,122
MAPICS, Inc.*                                                               8,000          69,000
Wind River Systems, Inc.*                                                  24,000         382,500
                                                                                     ------------
                                                                                        1,249,637
                                                                                     ------------
Electronics (14.62%)
Amphenol Corp. (Class A)*                                                   4,300         201,294
ANADIGICS, Inc.*                                                            3,000         107,250
ESCO Electronics Corp.*                                                    20,250         251,859
Oak Industries, Inc.*                                                      17,950         563,181
Vicor Corp.*                                                               24,250         468,328
                                                                                     ------------
                                                                                        1,591,912
                                                                                     ------------
Energy (3.04%)
Calpine Corp.*                                                              3,650         330,781
                                                                                     ------------
Finance (3.98%)
Core Cap, Inc. (Class A) (r)                                               11,100         179,820
Duff & Phelps Credit Rating Co.                                             1,400         106,575
Federated Investors, Inc. (Class B)                                         8,000         147,000
                                                                                     ------------
                                                                                          433,395
                                                                                     ------------
Instruments - Scientific (1.23%)
Millipore Corp.                                                             3,550         134,013
                                                                                     ------------
Insurance (9.58%)
Capital Re Corp.                                                           12,500         151,563
Financial Security Assurance
Holdings Ltd.                                                               6,557         328,260
MIIX Group, Inc.*                                                           5,600          98,000
Radian Group, Inc.                                                          6,000         277,875
Reinsurance Group of America, Inc.
(Non-voting)                                                                3,000          90,750
Reinsurance Group of America, Inc.                                          3,000          96,000
                                                                                     ------------
                                                                                        1,042,448
                                                                                     ------------
Leisure (0.30%)
Metromedia International Group, Inc.                                        5,000          31,563
                                                                                     ------------
Machinery (0.71%)
Applied Science & Technology, Inc.*                                         4,000          77,000
                                                                                     ------------
Manufacturing (2.78%)
Dexter Corp. (The)                                                          8,300         302,431
                                                                                     ------------
Medical (8.53%)
DENTSPLY International, Inc.                                               12,500         310,156
Haemonetics Corp.*                                                          5,500         107,594
ProxyMed, Inc.*                                                             3,250          43,672
Shire Pharmaceuticals Group, Plc*
(United Kingdom)                                                           27,000         223,592
Total Renal Care Holdings, Inc.*                                           30,250         243,891
                                                                                     ------------
                                                                                          928,905
                                                                                     ------------
Metal (0.98%)
Brush Wellman, Inc.                                                         6,250         106,250
                                                                                     ------------
Office (4.92%)
Danka Business Systems, Plc, American
Depositary Receipts (ADR)
(United Kingdom)                                                           54,595         535,713
                                                                                     ------------

Oil & Gas (4.96%)
Basin Exploration                                                           8,800         200,200
Chieftain International, Inc.*
(Canada)                                                                    5,000         101,250
Grey Wolf, Inc.*                                                           42,300         124,256
Veritas DGC, Inc.*                                                          6,400         114,400
                                                                                     ------------
                                                                                          540,106
                                                                                     ------------
Pollution Control (0.70%)
Newpark Resources, Inc.*                                                    8,500          76,500
                                                                                     ------------
Retail (0.66%)
Whole Foods Market, Inc.*                                                   2,000          71,875
                                                                                     ------------
Telecommunications (13.86%)
CFW Communications Co.                                                     10,000         211,875
Com21, Inc.*                                                                6,000         108,000
Commonwealth Telephone Enterprises, Inc.                                    8,000         341,000
CT Communications, Inc.                                                     5,500         222,750
Intermedia Communications, Inc.*                                           14,150         367,900
RCN Corp.*                                                                  4,000         168,000
Transaction Network Services, Inc.*                                         2,000          87,750
                                                                                     ------------
                                                                                        1,507,275
                                                                                     ------------
Waste Disposal Service & Equipment (0.80%)
Waste Systems International, Inc.*                                         12,600          87,413
                                                                                     ------------
TOTAL COMMON STOCKS
(Cost $9,056,607)                                                         (95.56%)     10,401,261
                                                                          -------    ------------
PREFERRED STOCK
Finance (2.44%)
Core Cap, Inc., Ser A/I, 10.00% (r)                                        11,100         265,734
                                                                                     ------------
TOTAL PREFERRED STOCK
(Cost $277,500)                                                            (2.44%)        265,734
                                                                          -------    ------------

                                                         INTEREST       PAR VALUE        MARKET
                                                           RATE       (000S OMITTED)      VALUE
                                                         --------      -----------     ----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.97%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                    5.44%            $214        $214,000
                                                                          -------    ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                            581
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                               (1.97%)        214,581
                                                                          -------     -----------
TOTAL INVESTMENTS                                                         (99.97%)     10,881,576
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                          (0.03%)          3,465
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)    $10,885,041
                                                                          =======     ===========

  * Non-income producing security.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule
    144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                             MARKET VALUE
                                                            AS A PERCENTAGE      MARKET VALUE
                              ACQUISITION    ACQUISITION       OF FUND'S            AS OF
                                  DATE          COST          NET ASSETS       AUGUST 31, 1999
                                  ----          ----          ----------       ---------------
Core Cap, Inc. (Common)         10-31-97      $222,000           1.65%            $179,820
Core Cap, Inc. (Preferred)      10-31-97       277,500           2.44              265,734

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the International Equity
Fund on August 31, 1999. It's divided into four main categories: common stocks, rights, warrants, and short-term investments. Common stocks, rights and warrants and are further broken down by country.
Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                       SHARES            VALUE
-------------------                                                       ------            -----
COMMON STOCKS
Australia (1.84%)
Australia & New Zealand Banking Group
Ltd., American Depositary Receipts
(ADR) (Banks - Foreign)                                                         2             $66
Macquarie Bank Ltd. (Banks -
Foreign)                                                                      806          10,754
National Australia Bank Ltd.
(Banks - Foreign)                                                           1,424          21,536
National Foods Ltd. (Food)                                                  6,082          10,367
News Corp. Ltd. (The) (Media)                                               2,504          18,303
Smorgon Steel Group Ltd.* (Steel)                                          12,026          18,656
Telstra Corp. Ltd.
(Telecommunications)                                                       12,317          64,085
Westpac Banking Corp. Ltd.
(Banks - Foreign)                                                              78             473
                                                                                     ------------
                                                                                          144,240
                                                                                     ------------
Belgium (0.84%)
Fortis (B) (Insurance)                                                      1,917          65,907
Fortis (B) (Certificate De Valeur Garantie)*
(Insurance)                                                                    63             337
Fortis (B)* (Insurance)                                                       567               6
                                                                                     ------------
                                                                                           66,250
                                                                                     ------------
Brazil (1.42%)
Telecomunicacoes Brasileiras S.A.
(Preferred Shares) (ADR)
(Telecommunications)                                                        1,499         111,207
Telecomunicacoes Brasileiras S.A. (ADR)*
(Telecommunications)                                                          808              38
                                                                                     ------------
                                                                                          111,245
                                                                                     ------------
Canada (3.88%)
Bombardier, Inc. (Diversified
Operations)                                                                 8,684         134,971
Nortel Networks Corp.
(Telecommunications)                                                        3,338         137,233
Royal Bank of Canada
(Banks - Foreign)                                                               1              43
Toronto Dominion Bank
(Banks - Foreign)                                                           1,657          32,400
                                                                                     ------------
                                                                                          304,647
                                                                                     ------------
Chile (0.43%)
Cia. de Telecomunicaciones de Chile S.A.
(ADR) (Telecommunications)                                                    720          16,200
Enersis S.A. (ADR) (Utilities)                                                780          17,501
                                                                                     ------------
                                                                                           33,701
                                                                                     ------------
China (0.66%)
Shandong International Power
Development Co. Ltd.* (Utilities)                                          98,000          19,562
Yanzhou Coal Mining Co. Ltd.
(Metal)                                                                    73,000          31,964
                                                                                     ------------
                                                                                           51,526
                                                                                     ------------
Finland (2.37%)
Nokia AB (Telecommunications)                                               2,228         186,194
                                                                                     ------------
France (9.94%)
Accor SA (Leisure)                                                            327          78,800
Axa SA (Insurance)                                                            837         104,303
Banque Nationale de Paris
(Banks - Foreign)                                                             633          48,480
Bouygues SA (Building)                                                         83          22,916
Carrefour SA (Retail)                                                         180          29,324
France Telecom SA
(Telecommunications)                                                        1,197          93,322
Legrand SA (Electronics)                                                       69          16,423
L'Oreal SA (Cosmetics & Personal
Care)                                                                         160         103,500
Pinault-Printemps-Redoute SA
(Retail)                                                                      534          92,642
Schneider Electric SA (Machinery)                                             330          22,167
Suez Lyonnaise des Eaux SA
(Diversified Operations)                                                      314          52,449
Total Fina SA (Oil & Gas)                                                     392          50,591
Vivendi SA (Diversified Operations)                                           850          65,730
                                                                                     ------------
                                                                                          780,647
                                                                                     ------------
Germany (7.45%)
Allianz AG (Insurance)                                                        158          41,668
BASF AG (Chemicals)                                                         1,101          49,965
Bayerische Hypo- und Vereinsbank AG
(Banks - Foreign)                                                             673          39,939
DaimlerChrysler AG
(Automobile/Trucks)                                                           779          58,838
Degussa-Huels AG* (Chemicals)                                                 699          27,063
Deutsche Telekom AG
(Telecommunications)                                                          859          38,074
Fresenius AG (Medical)                                                        150          22,453
Hochtief AG (Building)                                                        644          28,000
Linde AG (Engineering/R&D Services)                                           480          29,349
Mannesmann AG (Machinery)                                                     684         105,062
Preussag AG (Diversified
Operations)                                                                   541          30,847
SAP AG (Computers)                                                             86          30,204
Siemens AG (Diversified Operations)                                           467          39,324
Veba AG (Diversified Operations)                                              557          35,530
Viag AG (Diversified Operations)                                              416           8,867
                                                                                     ------------
                                                                                          585,183
                                                                                     ------------
Hong Kong (2.68%)
Aeon Credit Service Co. Ltd.
(Finance)                                                                  36,000          15,763
Amoy Properties Ltd.
(Real Estate Operations)                                                   23,500          23,152
Cheung Kong Holdings Ltd.
(Real Estate Operations)                                                    5,000          43,626
China Resources Enterprises Ltd.
(Real Estate Operations)                                                   16,000          26,272
First Pacific Co. Ltd.
(Diversified Operations)                                                   14,000          10,818
Henderson Land Development Co. Ltd.
(Real Estate Operations)                                                    4,000          21,121
HSBC Holdings Plc (Banks - Foreign)                                         1,221          15,135
Hutchison Whampoa Ltd.
(Diversified Operations)                                                    2,000          19,511
New World Development Co. Ltd.
(Real Estate Operations)                                                    7,121          17,149
Swire Pacific Ltd. (Diversified
Operations)                                                                 3,500          18,030
                                                                                     ------------
                                                                                          210,577
                                                                                     ------------
Indonesia (0.28%)
PT Bank Internasional Indonesia*
(Banks - Foreign)                                                         755,000          14,765
PT Bank Negara Indonesia*
(Banks - Foreign)                                                         243,000           7,128
                                                                                     ------------
                                                                                           21,893
                                                                                     ------------
Ireland (1.01%)
CRH Plc (Building)                                                          3,516          79,781
                                                                                     ------------

Italy (3.32%)
Alleanza Assicurazioni SpA
(Insurance)                                                                 1,674          17,478
Assicurazioni Generali SpA
(Insurance)                                                                 1,172          39,612
Bipop SpA (Banks - Foreign)                                                 1,229          53,889
Eni SpA (Oil & Gas)                                                         5,135          30,908
Istituto Nazionale delle Assicurazioni SpA
(Insurance)                                                                 7,037          16,973
Telecom Italia Mobile SpA
(Telecommunications)                                                       11,236          65,492
Telecom Italia SpA
(Telecommunications)                                                        2,899          29,226
UniCredito Italiano SpA
(Banks - Foreign)                                                           1,641           7,586
                                                                                     ------------
                                                                                          261,164
                                                                                     ------------
Japan (27.53%)
Bank of Tokyo-Mitsubishi, Ltd.
(Banks - Foreign)                                                          10,000         149,540
Daiwa House Industry Co., Ltd.
(Building)                                                                  3,000          30,182
Denso Corp. (Automobile/Trucks)                                             2,000          44,633
Fuji Heavy Industries Ltd.
(Automobile/Trucks)                                                         1,000           7,976
Fuji Photo Film Co., Ltd. (Leisure)                                         1,000          36,585
Fujitsu Ltd. (Computers)                                                    5,000         146,797
Fujitsu Systems Construction Ltd.
(Engineering/R&D Services)                                                  1,000          19,481
Ito-Yokado Co., Ltd. (Retail)                                               1,000          73,718
Marubeni Corp. (Diversified
Operations)                                                                31,000          73,435
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                                               4,000          79,023
Mitsui Marine & Fire Insurance Co., Ltd.
(Insurance)                                                                 4,000          21,987
NIDEC Corp. (Machinery)                                                       400          78,987
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                           13         146,248
Nomura Securities Co., Ltd.
(Broker Services)                                                          11,000         161,476
NTT Data Corp. (Telecommunications)                                             4          38,780
NTT Mobile Communication Network, Inc.
(Telecommunications)                                                            1          16,646
NTT Mobile Communication Network, Inc.
(New Shares)* (Telecommunications)                                              4          66,219
Orix Corp. (Leasing Companies)                                              1,000          96,401
Ricoh Co., Ltd. (Office)                                                    3,000          53,560
Sakura Bank, Ltd. (The)
(Banks - Foreign)                                                          19,000         100,791
Sankyo Co., Ltd. (Medical)                                                  1,000          27,896
Secom Co., Ltd.
(Protection - Safety Equip. & Svc.)                                         1,000         136,736
Sekisui House, Ltd. (Building)                                              5,000          53,825
Shin-Etsu Chemical Co., Ltd.
(Chemicals)                                                                 1,000          40,792
Sony Corp. (Electronics)                                                    1,400         181,570
Sumitomo Trust & Banking Co., Ltd.
(Banks - Foreign)                                                          10,000          66,767
Takeda Chemical Industries, Ltd.
(Medical)                                                                   3,000         150,912
Takefuji Corp. (Finance)                                                      200          32,213
Toyota Motor Corp.
(Automobile/Trucks)                                                         1,000          29,542
                                                                                     ------------
                                                                                        2,162,718
                                                                                     ------------
Mexico (0.83%)
Carso Global Telecom SA*
(Telecommunications)                                                        6,002          33,174
Cifra SA de CV* (Retail)                                                   10,239          16,923
Grupo Televisa SA (ADR)* (Media)                                              417          15,168
                                                                                     ------------
                                                                                           65,265
                                                                                     ------------
Netherlands (3.79%)
ABN AMRO Holding NV (ADR)
(Banks - Foreign)                                                             159           3,846
Aegon NV (Insurance)                                                          666          58,335
ING Groep NV (ADR) (Banks -
Foreign)                                                                      460          25,243
Royal KPN NV (Telecommunications)                                             900          40,368
Royal Philips Electronics NV
(Electronics)                                                               1,056         108,972
STMicroelectronics NV (Electronics)                                           436          28,988
TNT Post Group NV (Transport)                                                 900          22,231
Versatel Telecom International NV
(ADR)* (Computers)                                                            700           9,494
                                                                                     ------------
                                                                                          297,477
                                                                                     ------------
Norway (0.79%)
Orkla ASA (Diversified Operations)                                          3,988          62,118
                                                                                     ------------
Portugal (0.80%)
Portugal Telecom SA
(Telecommunications)                                                        1,498          62,737
                                                                                     ------------
Singapore (0.92%)
First Capital Corp. Ltd.
(Real Estate Operations)                                                   15,000          20,849
Overseas-Chinese Banking Corp. Ltd.
(Banks - Foreign)                                                           5,374          37,668
Singapore Telecommunications, Ltd.
(Telecommunications)                                                        8,000          14,209
                                                                                     ------------
                                                                                           72,726
                                                                                     ------------
South Korea (1.75%)
Hanvit Bank* (Banks - Foreign)                                              2,600          10,880
Housing & Commercial Bank*
(Banks - Foreign)                                                             300           7,014
Korea Line Co.* (Transport)                                                   900          12,656
Korea Telecom Corp.
(Telecommunications)                                                          400          25,074
Korea Telecom Corp. (ADR)*
(Telecommunications)                                                          180           5,985
Samsung Electronics Co.
(Electronics)                                                                 200          37,950
Shinhan Bank (Banks - Foreign)                                              1,700          18,289
SK Telecom Co. Ltd.
(Telecommunications)                                                           20          20,008
                                                                                     ------------
                                                                                          137,856
                                                                                     ------------
Spain (2.89%)
Argentaria SA (Banks - Foreign)                                             1,451          33,078
Banco Bilbao Vizcaya SA
(Banks - Foreign)                                                           1,033          13,791
Banco Santander Central Hispano, SA
(Banks - Foreign)                                                             104           1,046
Endesa SA (Utilities)                                                       1,057          21,245
Grupo Ferrovial, SA* (Building)                                               196           4,109
Iberdrola SA (Utilities)                                                      546           7,873
Repsol-YPF, SA (Oil & Gas)                                                  2,322          48,537
Telefonica SA* (Telecommunications)                                         6,075          97,039
                                                                                     ------------
                                                                                          226,718
                                                                                     ------------
Sweden (2.29%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                          787          25,427
Investor AB (Finance)                                                       7,516          91,748
Nordbanken Holding AB
(Banks - Foreign)                                                          10,368          58,559
Saab AB (Aerospace)                                                           494           3,870
                                                                                     ------------
                                                                                          179,604
                                                                                     ------------
Switzerland (4.53%)
Adecco SA (Business Services -
Misc.)                                                                        119          65,687
Barry Callebaut AG (Food)                                                      28           4,813
Credit Suisse Group (Banks -
Foreign)                                                                      127          24,011
Nestle SA (Food)                                                               20          39,532
Novartis AG (Medical)                                                           5           7,206
Roche Holding AG (Medical)                                                      6          69,492
UBS AG (Banks - Foreign)                                                      252          71,217
Zurich Allied AG (Insurance)                                                  126          74,049
                                                                                     ------------
                                                                                          356,007
                                                                                     ------------
Taiwan (1.16%)
China Steel Corp. (ADR) (Steel)                                             1,509          26,973
D-Link Corp. (Computers)                                                   11,000          22,311
Far Eastern Textile Ltd. (Textile)                                         18,190          26,370
Vanguard International Semiconductor Corp.* (Electronics)                  13,000          15,248
                                                                                     ------------
                                                                                           90,902
                                                                                     ------------
Thailand (0.26%)
Golden Land Property Development Plc*
(Real Estate Operations)                                                   31,500          14,796
Land & Houses Plc*
(Real Estate Operations)                                                    3,900           5,903
                                                                                     ------------
                                                                                           20,699
                                                                                     ------------
United Kingdom (14.67%)
Abbey National Plc (Banks -
Foreign)                                                                      578           9,941
Anglian Water Plc (B shares)
(Utilities)                                                                 2,000           1,480
BP Amoco Plc (Oil & Gas)                                                    4,421          82,007
British Aerospace Plc (Aerospace)                                           2,823          20,596
British Telecommunications Plc
(Telecommunications)                                                        6,374          97,623
Cadbury Schweppes Plc (Food)                                                4,781          30,151
Diageo Plc (Beverages)                                                      1,784          18,110
General Electric Co. Plc
(Electronics)                                                               2,573          25,706
Glaxo Wellcome Plc (Medical)                                                  988          25,960
Granada Group Plc
(Diversified Operations)                                                       78             695
Hanson Plc (Building)                                                       3,866          32,933
Hays Plc (Business Services -
Misc.)                                                                      3,166          33,668
Imperial Chemical Industries Plc
(Chemicals)                                                                 2,795          31,791
Kingfisher Plc (Retail)                                                     2,554          30,734
Lloyds TSB Group Plc (Banks -
Foreign)                                                                    7,030          97,321
Morrison (Wm.) Supermarkets Plc
(Retail)                                                                    9,709          24,367
Orange Plc* (Telecommunications)                                            4,245          71,674
Pearson Plc (Media)                                                         1,731          35,702
Pennon Group Plc (Utilities)                                                  274           4,730
Prudential Corp. Plc (Insurance)                                            1,490          22,053
Rank Group Plc (Leisure)                                                    7,101          29,588
Royal & Sun Alliance Insurance Group Plc
(Insurance)                                                                 2,462          20,498
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                           1,114          22,976
Scottish & Southern Energy Plc
(Utilities)                                                                 2,686          24,718
SEMA Group Plc (Computers)                                                  6,069          65,906
SmithKline Beecham Plc (Medical)                                            6,940          90,326
United Kingdom (continued)
Tesco Plc (Retail)                                                          8,251          24,425
Unilever Plc (Food)                                                         9,142          86,040
Vodafone Group Plc
(Telecommunications)                                                        2,357          47,475
WPP Group Plc (Advertising)                                                 4,589          42,894
                                                                                     ------------
                                                                                        1,152,088
                                                                                     ------------
TOTAL COMMON STOCKS
(Cost $6,667,042)                                                         (98.33%)      7,723,963
                                                                          -------    ------------

RIGHTS
Taiwan (0.00%)
Vanguard International Semiconductor Corp.* (Electronics)                  13,000               0
                                                                                     ------------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)              0
                                                                          -------    ------------

WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-
Gesellschaft AG* (Insurance)                                                    2              67
                                                                                     ------------
TOTAL WARRANTS
(Cost $90)                                                                 (0.00%)             67
                                                                          -------    ------------
TOTAL COMMON STOCKS,
RIGHTS AND WARRANTS
(Cost $6,667,132)                                                         (98.33%)      7,724,030
                                                                          -------    ------------

                                                         INTEREST       PAR VALUE        MARKET
                                                           RATE       (000S OMITTED)      VALUE
                                                         --------      -----------     ----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.06%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 6.375% thru
11.250% due 02-15-15 thru
08-15-27) and U.S. Treasury
Note, 6.500% due 05-31-02)
- Note A                                                   5.440%             $83         $83,000
                                                                          -------    ------------
Cash Equivalents (4.09%)
Navigator Securities Lending
Prime Portfolio **                                                                        321,421
                                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS                                               (5.15%)        404,421
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (103.48%)      8,128,451
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (3.48%)       (273,401)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)     $7,855,050
                                                                          =======    ============

 * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 1999 assigned to the various investment categories.

                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                    AS A % OF NET ASSETS
---------------------                    --------------------
Advertising                                      0.55%
Aerospace                                        0.31
Automobile/Trucks                                1.79
Banks - Foreign                                 12.78
Beverages                                        0.23
Broker Services                                  2.06
Building                                         3.20
Business Services - Misc.                        1.26
Chemicals                                        1.90
Computers                                        3.50
Cosmetics & Personal Care                        1.32
Diversified Operations                           7.03
Electronics                                      6.29
Engineering/R&D Services                         0.62
Finance                                          1.78
Food                                             2.18
Insurance                                        6.15
Leasing Companies                                1.23
Leisure                                          1.85
Machinery                                        2.62
Media                                            0.88
Medical                                          5.02
Metal                                            0.41
Office                                           0.68
Oil & Gas                                        2.70
Protection - Safety Equip & Svc.                 1.74
Real Estate Operations                           2.20
Retail                                           3.72
Steel                                            0.58
Telecommunications                              19.73
Textile                                          0.34
Transport                                        0.44
Utilities                                        1.24
Short-Term Investments                           5.15
                                               -------
                    TOTAL INVESTMENTS          103.48%
                                               ======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund" and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Core Growth Fund, John Hancock Core Value Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. The other five series of the Trust are reported in separate financial statements. Prior to July 1, 1999, Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Core Value Fund was known as John Hancock Independence Value Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

The following Funds had capital loss carryforwards available, to the extent provided by regulations, and to offset future net realized gains. To the extent such carryforwards are used by the Fund, no capital gain distribution will be made. Additionally, net capital losses attributable to security transactions occurring after October 31, 1998 are treated as arising on the first day (March 1, 1999) of the Funds' next taxable year.

                                                                                   POST
                                                               POST           OCTOBER 31, 1998
                                      CAPITAL LOSS       OCTOBER 31, 1998        CURRENCY
                                      CARRYFORWARD         LOSS TREATED         LOSS TREATED
                                        EXPIRING            AS ARISING           AS ARISING
FUND                                FEBRUARY 28, 2007     MARCH 1, 1999        MARCH 1, 1999
----                                -----------------     -------------        -------------
Active Bond Fund                             $--              $811                    $--

Dividend Performers Fund                      --                --                     --

Medium Capitalization Growth Fund        141,762                --                     --

Small Capitalization Growth Fund              --                --                     --

Small Capitalization Value Fund           29,564                --                     --

International Equity Fund                     --                --                 20,465

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each of the Funds based on its borrowings. In addition, a commitment fee is charged per annum based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The maximum loan balance for the Medium Capitalization Growth Fund during the period was $1,550,000 with a rate of 6.00%. There was no borrowing activity for the period ended August 31, 1999 for all other Funds.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 1999, the International Equity Fund loaned securities having a market value of $304,174 collateralized by cash in the amount of $321,421, which was invested in a short-term instrument. There was no securities lending for the period ended August 31, 1999 for all other Funds.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Trust at August 31, 1999 were as follows:

                              PRINCIPAL AMOUNT     EXPIRATION     UNREALIZED
CURRENCY                     COVERED BY CONTRACT     MONTH       DEPRECIATION
--------                     -------------------     -----       ------------
INTERNATIONAL EQUITY

Sells

Euro Currency                        34,332          SEPT 99         $476
                                                                     ====

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

There were no open positions in financial futures contracts at August 31, 1999 for the Funds.

OPTIONS The Funds may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended August 31, 1999 for the Funds.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                 RATE
----                                 ----
Active Bond Fund                     0.50% of average daily net assets up to $1.5 billion
                                     0.45% of such assets in excess of $1.5 billion

Dividend Performers Fund             0.60% of average daily net assets up to $500 million
                                     0.55% of such assets in excess of $500 million

Medium Capitalization Growth Fund    0.80% of average daily net assets up to $500 million
                                     0.75% of such assets in excess of $500 million

Small Capitalization Growth Fund     0.80% of average daily net assets

Small Capitalization Value Fund      0.70% of average daily net assets up to $500 million
                                     0.65% of such assets in excess of $500 million

International Equity Fund            0.90% of average daily net assets up to $500 million
                                     0.65% of such assets in excess of $500 million

Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets, and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 1999, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $53,172 for the Active Bond Fund, $32,160 for the Dividend Performers Fund, $39,405 for the Medium Capitalization Growth Fund, $36,338 for the Small Capitalization Growth Fund, $34,456 for the Small Capitalization Value Fund and $72,523 for the International Equity Fund.

John Hancock Advisers International, Ltd. (the "Sub-Adviser") serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International, Ltd. a monthly management fee, equivalent on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million. The Funds are not responsible for payment of these subadvisory fees.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1999, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHMLICo. Each fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The Adviser owned 11,765 shares of beneficial interest of the Medium Capitalization Growth Fund, as of August 31, 1999. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operation of the Funds.

NOTE C -
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended August 31, 1999 were as follows:

                                       PURCHASES        PROCEEDS
                                       ---------        --------
Active Bond Fund

  U.S. Government Securities           $3,583,989     $3,722,064

  Other Investments                     4,773,216      4,953,863

Dividend Performers Fund                4,200,611      5,900,425

Medium Capitalization Growth Fund      13,879,277     14,552,462

Small Capitalization Growth Fund        2,634,096      2,138,448

Small Capitalization Value Fund         7,283,527      6,035,505

International Equity Fund               4,334,277      4,693,874

At August 31, 1999, the cost (excluding the corporate savings accounts) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                        NET
                                                     GROSS            GROSS          UNREALIZED
                                      AGGREGATE    UNREALIZED       UNREALIZED      APPRECIATION/
                                        COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                        ----      ------------     ------------     ------------
Active Bond Fund                     $5,315,155        $10,709       $184,128        ($173,419)

Dividend Performers Fund             13,699,128      3,797,543        342,344        3,455,199

Medium Capitalization Growth Fund    15,919,978      3,360,101      1,107,302        2,252,799

Small Capitalization Growth Fund      2,661,773      1,078,360        156,648          921,712

Small Capitalization Value Fund       9,580,267      1,923,787        623,059        1,300,728

International Equity Fund             7,086,763      1,337,864        296,176        1,041,688




[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB0SA   8/99
       10/99






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series
Trust

Independence Balanced Fund
Independence Diversified Core Equity Fund II
Independence Medium Capitalization Fund

AUGUST 31, 1999

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



TABLE OF CONTENTS

                                                               Page

1) Chairman's Message                                             3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                        4

   John Hancock Independence Diversified Core Equity Fund II      7

   John Hancock Independence Medium Capitalization Fund          10

3) Financial Statements                                          13

4) Notes To Financial Statements                                 32



TRUSTEES
Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109



CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Foresight" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-540-2788 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JEFFREY B. SAEF
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Strong profits boost stocks,
higher interest rates pressure bonds

While a surprisingly strong U.S. economy and continued healthy corporate profitability boosted stocks, ever-stronger inflationary fears and rising interest rates tripped up bonds during the past six months. For the six-month period ended August 31, 1999, John Hancock Independence Balanced Fund posted a total return of 2.72% at net asset value, compared to the average balanced fund's 3.52% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 3.26%. For historical performance information, see page six.

"Our asset
allocation
was
neutral..."

[Pie chart at bottom left hand column with heading "Portfolio
Diversification." The chart is divided into four sections (from top to left):
Short-Term Investments & Other 1%, U.S. Government & Agencies 22%, Corporate Bonds 16% and Common Stocks 61%. A note below the chart reads "As a percentage of net assets on August 31, 1999."]

The main reason for the Fund's slight lag was our relatively large weightings in some stocks that did not perform well during the period, especially in the financial and health-care sectors. We also were slightly disadvantaged by our modest overweighting relative to our benchmark in mortgage and corporate bond holdings. Our asset allocation was neutral, with a relatively constant 60% stake in stocks and 40% in bonds.

Stocks: Leaders and laggards

Two of our best-performing stocks during the period were telecommunications company Tellabs and aerospace company United Technologies. Tellabs, which designs, manufactures, markets and services voice and data transport and access systems, was driven higher primarily by continued strong demand for its major product lines. United Technologies exceeded profit estimates, thanks in large measure to restructuring and cost-cutting efforts. Other winners included Citigroup, which realized revenue and expense synergies from the merger between Citicorp and Travelers Group, as well as CBS, which turned its T.V. network profitable and enjoyed strong results from its cable business.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 2.72% total return for John Hancock Independence Balanced Fund. The second bar represents the 3.52% total return for Average balanced fund. The third bar represents the 3.26% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Among our disappointments was drug distributor Cardinal Health, which languished due to charges related to a recent acquisition. In addition, the company came under pressure when rival McKesson reported accounting irregularities. Mortgage giant Fannie Mae weakened over fears of a market-share war with Freddie Mac and the potential impact of rising interest rates on mortgage activity. In our view, the company is fundamentally sound and will earn through these concerns. Midwest bank Comerica, one of the strongest banks fundamentally, struggled on unfounded rumors that it was bidding for the branch banks Fleet would have to sell in its merger with BankBoston.

Mortgages, corporates trail Treasuries

All bonds came under pressure as interest rates moved higher during the period, although a supply glut further pressured mortgage and corporate securities. Mortgage securities suffered on fears that interest rates would move higher. Corporations, meanwhile, significantly stepped up their issuance in advance of potential Y2K-related problems in the financial markets.

Our slight overweighting in mortgages and our larger overweighting in corporate securities modestly detracted from our performance. Even so, we maintained our exposure there because we believe that their higher yields and more attractive prices give them better total return potential than Treasuries, once the supply glut works its way through the system. We've already seen mortgage securities rebound a bit as rates stabilized toward the end of the period, and we expect corporations to limit new issuance as we near the Y2K event.

"We're
optimistic
about
corporate
profitability
for the year
2000..."

Outlook

We're optimistic about corporate profitability for the year 2000, although we believe profit growth will slow a bit from its strong pace so far this year. But the performance of both stocks and bonds will depend largely on the direction of interest rates. Our view is that rates may rise a bit more during the next several months. Beyond that, it's difficult to say whether higher current interest rates will rein in domestic growth or whether currently undetectable inflationary pressures will send rates higher in the future. No matter what the direction of interest rates, we'll continue to seek out stocks that are cheap and have improving fundamentals and concentrate on mortgage and corporate fixed-income securities.

A LOOK AT PERFORMANCE

For the period ended June 30, 1999
                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (7/6/95)
                                     -----     ------
Cumulative Total Returns            13.72%     80.79%
Average Annual Total Returns(1)     13.72%     16.01%

YIELD

As of August 31, 1999
                                              SEC 30-DAY
                                                YIELD
                                                ------
John Hancock Independence Balanced Fund          2.25%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 13.67% and 15.00%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index that measures the performance of U.S. corporate bonds and Yankee bonds. In addition, the fund is compared to a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. For future reports the Adviser has chosen to use the Lehman Brothers Aggregate Bond Index in place of the Lehman Brothers Government/Corporate Bond Index because it, blended 50/50 with the Standard & Poor's 500 Index, more closely represents the investment strategy of the Fund.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $464,321 as of August 31, 1999. The second line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index and is equal to $463,542 as of August 31, 1999. The third line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $439,323 as of August 31, 1999.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Rising interest rates cap a period of
moderately higher share prices

Over the last six months, stocks continued to advance, with volatility decreasing somewhat from the extreme levels of 1998's second half. Economic growth remained moderate and inflation was minimal. One negative factor was interest rates, as the Federal Reserve Board boosted short-term rates in June and August. Against the backdrop of a surprisingly resilient U.S. economy and signs of a recovery in Asia, some analysts speculated that the Fed was "taking back" the interest-rate cuts it made during last fall's financial crisis.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 5.0%, the second is General Electric 3.9%, the third Intel 3.3%, the fourth Citigroup 3.0% and the fifth MCI WorldCom 2.5%. A note below the table reads "As a percentage of net assets on August 31, 1999."]

Early in the period, growth stocks -- those with high valuations bought in anticipation of sizeable earnings and share-price growth -- were once again where most investors chose to concentrate their buying. This was especially so for the so-called "nifty fifty" large-cap growth stocks that are weighted heavily in the Standard & Poor's 500 Index. In April and May, responding to a stronger-than-expected economy and surging energy prices, growth stocks took a breather, and value stocks -- those perceived to be selling for less than their real value -- took their turn as market leaders. During the summer, leadership alternated between growth and value shares as the market went essentially sideways.

"...technology
and
health-care
holdings
once again
figured
prominently
in the
Fund's
performance."

Performance review

The Fund attempts to blend growth and value components in its strategy of owning reasonably valued stocks of companies with improving fundamentals. While this bias-neutral strategy generally serves us well, it held us back in the recent six-month period of extreme, and rapidly shifting, market bias. In addition, the Fund's emphasis on diversification was detrimental in a market where the strongest performance was so narrowly concentrated for much of the period. As a result, the Fund underperformed both the Standard & Poor's 500 Index and its peers. For the six months that ended August 31, 1999, the John Hancock Independence Diversified Core Equity Fund II had a total return of 5.09% at net asset value, compared to 7.32% for the Index and 7.09% for the average growth and income fund, according to Lipper, Inc. See page nine for historical performance information.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 5.09% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the 7.09% total return for Average growth and income fund. The third bar represents the 7.32 % total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Technology and health care

The Fund does not make big sector bets, but rather tries to keep its risk profile close to that of the S&P 500. That said, technology and health-care holdings once again figured prominently in the Fund's performance. On the positive side, Intel helped performance. The chip maker benefited from an upturn in the personal computer market, as well as the improved pricing that resulted from the recent demise of some lower-end competitors. Citigroup was a bright spot in the financial services sector, as investors continued to see bright prospects for the company because of the synergies made possible by the Citicorp and Travelers Group merger. Tyco International, a core holding of the Fund for some time, also turned in a solid performance based on the strong earnings momentum generated by recent acquisitions.

Technology holdings that hurt performance included Compaq Computer and J.D. Edwards. Compaq, a personal computer manufacturer, encountered a number of problems, including unanticipated delays in integrating the operations of Digital Equipment Corporation and the firing of Compaq's CEO. Enterprise software maker J.D. Edwards suffered from customers' increasing preference for Internet enterprise solutions. We sold both stocks. Also detracting from performance were two health-care holdings: Omnicare and HEALTHSOUTH. Omnicare provides drug distribution to skilled nursing facilities, while HEALTHSOUTH owns rehabilitation and therapy facilities. Both stocks were adversely affected by recent changes in Medicare reimbursement and speculation about the possibility of further negative developments. We think investors overreacted in the case of Omnicare, which we still hold. We've trimmed our holding in HEALTHSOUTH.

"...we are
back to a
game of
watching
interest
rates and
inflation."

Outlook

With fears of an economic slowdown receded, we are back to a game of watching interest rates and inflation. Indeed, it would not be surprising to see one more rate increase over the next six months, which would effectively offset the three cuts made last fall. Although investors generally don't like to see higher interest rates, they should be reasonably happy if the Fed's actions maintain an environment of stable growth with low inflation. In that environment, market advances should be broader, which would be beneficial to the Fund.

A LOOK AT PERFORMANCE

For the period ended June 30, 1999
                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/10/95)
                                     -----     -------
Cumulative Total Returns            19.12%     179.32%
Average Annual Total Returns(1)     19.12%      26.92%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses for institutional class shares to 0.70% of the Fund's average daily net assets. However, for the period ended August 31, 1999, the Fund's expense ratio was 0.63% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the since inception period would have been 26.91%.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard
& Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $736,817 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $688,176 as of August 31, 1999.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Mid-cap stocks rise but advance remains narrow

The market rewarded mid-cap stock investors over the past six months, but investors' preference for growth stocks with high valuations prevented the Fund from participating in the move as fully as we would have liked. The exception occurred in April and May, when value stocks of all kinds -- that is, those with more modest price-to-earnings ratios that are perceived to be selling at a discount to their true value -- rallied sharply, taking many undervalued mid-cap shares with them. For most of the rest of the period, however, the growth-at-any-price mentality prevailed.

"...we try to
keep the
Fund well
diversified..."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Analog Devices 2.2%, the second is Tellabs 2.2%, the third Marsh & McLennan 1.8%, the fourth United Technologies 1.8% and the fifth Teradyne 1.8%. A note below the table reads "As a percentage of net assets on August 31, 1999."]

The advance of stocks in most sectors was curtailed by rising interest rates, which came in the form of one-quarter percent increases by the Federal Reserve Board in June and August. On the positive side, U.S. economic growth remained solid, but not excessive, while inflation maintained a low profile. With formerly depressed Asian economies recovering more rapidly than expected and energy prices rising, the Fed felt comfortable "taking back" some of the interest-rate reductions used to bolster the financial system during last fall's crisis.

Performance review

The Fund's strategy is designed to blend growth and value elements by selecting undervalued stocks of companies with improving fundamentals. Our value component prevents the Fund from chasing wildly overvalued stocks. In addition, we try to keep the Fund well diversified, with a risk profile close to that of the Standard & Poor's MidCap 400 Index. Unfortunately, in a market where most of the buying was concentrated in a select group of growth stocks, the Fund's value orientation and its broad diversification hurt performance relative to both our peers and our benchmark index. For the six months ended August 31, 1999, the John Hancock Independence Medium Capitalization Fund returned 3.32% at net asset value. In comparison, the S&P MidCap 400 Index gained 10.92%, while the average mid-cap fund tracked by Lipper, Inc. rose 13.28%. See page 12 for historical performance information.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 3.32% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the 13.28% total return for Average mid-cap fund. The third bar represents the 10.92% total return for S&P MidCap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Strength and weakness

Included in the list of stocks that helped performance was Tandy Corp. The company experienced very strong sales growth on the basis of its participation in the exploding market for cellular phones and cell-phone service contracts. Adobe Systems performed well in response to the continued success of its Acrobat Reader product, and we took profits on the stock in August when it reached our valuation target. PE Biosystems Group, a maker of equipment for biotechnology research, benefited from the favorable earnings prospects resulting from a healthy backlog of orders for the company's products and a resurgence of interest in biotechnology generally.

On the negative side, Allied Waste, which operates a trash and recycling business, sank in sympathy with competitors Waste Management and Republic Services, both of which reported earnings disappointments. Cadence Design Systems, a maker of software used in the manufacture of computer chips, also detracted from the Fund's performance. Although earnings have slowed from their previously torrid pace and the stock price weakened, more conservative accounting policies, together with the company's fundamentally sound business prospects, led to our decision to hang on to this stock. Finally, office supply retailer Staples declined when rival Office Depot reported an earnings shortfall late in August. In addition, sales of office supply products were perceived to be vulnerable to rising interest rates. Our long-term outlook for Staples remains positive, though, and the Fund still holds the stock.

"...good
values to be
found in
mid-cap
stocks..."

Outlook

The general market outlook, while somewhat clouded over the short term by higher interest rates and uncertainty due to the Year 2000 phenomenon, remains generally favorable. Although stronger-than-expected economic growth raises the possibility of further hikes in interest rates, it may also result in a broadening of investor interest beyond the narrow group of growth stocks that have led the market higher for most of the past two years. And despite the equity market's aversion to higher interest rates, investors should remain reasonably happy if the Fed's actions maintain an environment of stable growth with low inflation. The good values to be found in mid-cap stocks, together with their minimal exposure to emerging markets, bode well for these stocks in that kind of environment.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999
                                                SINCE
                                     ONE      INCEPTION
                                    YEAR      (10/2/95)
                                    -----     -------
Cumulative Total Returns            7.65%      101.59%
Average Annual Total Returns(1)     7.65%       20.59%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 6.65% and 19.00%, respectively.

WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Callan Medium Capitalization Index -- an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization. In addition, the Fund is compared to Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. For future reports the Adviser has chosen to remove the Callan Medium Capitalization Index, but will continue to compare the Fund's performance to the broad-based Standard & Poor's MidCap 400 Index, which more closely represents the investment strategy of the Fund.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 400 MidCap Index and is equal to $481,006 as of August 31, 1999. The second line represents the Callan Medium Capitalization Index and is equal to $473,161 as of August 31, 1999. The third line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $460,320 as of August 31, 1999.]



FINANCIAL STATEMENTS

Statements of Assets and Liabilities
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 INDEPENDENCE
                                                                                                INDEPENDENCE        MEDIUM
                                                                               INDEPENDENCE   DIVERSIFIED CORE  CAPITALIZATION
                                                                               BALANCED FUND   EQUITY FUND II        FUND
                                                                               -------------   --------------    -----------
Assets:
Investments at value - Note C:
Common stocks (cost - $38,497,354, $424,369,455 and $9,521,828, respectively)   $47,911,892     $554,390,104     $10,771,827
Corporate bonds (cost - $13,269,900, none and none, respectively)                12,785,276               --              --
U.S. government and agencies securities
(cost - $17,566,811, none and none, respectively)                                17,502,290               --              --
Joint repurchase agreement
(cost - $10,981,000, $4,392,000 and $157,000, respectively)                      10,981,000        4,392,000         157,000
Corporate savings account                                                               475              817             735
Cash                                                                                518,834               --              --
                                                                                -----------      -----------     -----------
                                                                                 89,699,767      558,782,921      10,929,562
Receivable for investments sold                                                   1,156,421          409,191         428,420
Dividends receivable                                                                 49,607          647,062          14,464
Interest receivable                                                                 287,436            1,122              26
Deferred organization expenses - Note A                                               1,586              980           1,890
Other assets                                                                          3,109           37,364             622
                                                                                -----------      -----------     -----------
Total Assets                                                                     91,197,926      559,878,640      11,374,984
============================================================================================================================
Liabilities:
Payable for investments purchased                                                12,064,679        2,240,239         493,516
Payable for shares repurchased                                                           --          242,742              --
Payable to John Hancock Advisers, Inc. and affiliates - Note B                       59,643          318,187           7,887
Accounts payable and accrued expenses                                                52,871           37,332          21,882
                                                                                -----------      -----------     -----------
Total Liabilities                                                                12,177,193        2,838,500         523,285
============================================================================================================================
Net Assets:
Capital paid-in                                                                  65,937,854      368,191,263       8,871,557
Accumulated net realized gain on investments                                      3,942,314       58,263,875         692,058
Net unrealized appreciation of investments                                        8,865,393      130,020,649       1,249,999
Undistributed net investment income                                                 275,172          564,353          38,085
                                                                                -----------      -----------     -----------
Net Assets                                                                      $79,020,733     $557,040,140     $10,851,699
============================================================================================================================
Net Asset Value Per Share:
(Based on 6,489,640, 33,891,800 and 872,029 shares, respectively, of beneficial interest outstanding - unlimited number of shares
authorized with no par value)                                                        $12.18           $16.44          $12.44
============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1999.
You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statements of Operations
Six months ended August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 INDEPENDENCE
                                                                                                INDEPENDENCE        MEDIUM
                                                                               INDEPENDENCE   DIVERSIFIED CORE  CAPITALIZATION
                                                                               BALANCED FUND   EQUITY FUND II        FUND
                                                                               -------------   --------------    -----------
Investment Income:
Interest                                                                           $987,268         $115,833          $8,317
Dividends (net of foreign withholding tax of
$3,417, $44,432 and $593, respectively)                                             303,597        3,472,695          82,093
                                                                                -----------      -----------     -----------
                                                                                  1,290,865        3,588,528          90,410
                                                                                -----------      -----------     -----------
Expenses:
Investment management fee - Note B                                                  289,200        1,430,779          45,644
Custodian fee                                                                        26,927          105,204           8,359
Transfer agent fee - Note B                                                          20,657          143,078           2,853
Registration and filing fees                                                         16,825           19,805           9,367
Auditing fee                                                                         12,719           13,698           8,044
Accounting and legal services fee - Note B                                            6,918           48,033             958
Printing                                                                              4,702            3,480           3,616
Miscellaneous                                                                         2,152            8,281             537
Trustees' fees                                                                        2,141           18,350             340
Organization expense - Note A                                                           944              957             881
Legal fees                                                                              839            4,785             145
                                                                                -----------      -----------     -----------
Total Expenses                                                                      384,024        1,796,450          80,744
----------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note B                                                    (11,837)              --         (23,645)
----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                        372,187        1,796,450          57,099
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                               918,678        1,792,078          33,311
----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                             2,014,536       41,038,389         281,720
Change in net unrealized appreciation/depreciation of investments                  (681,050)     (15,069,233)         24,874
                                                                                -----------      -----------     -----------
Net Realized and Unrealized Gain on Investments                                   1,333,486       25,969,156         306,594
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                             $2,252,164      $27,761,234        $339,905
============================================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.




Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE                  INDEPENDENCE DIVERSIFIED
                                                                   BALANCED FUND                    CORE EQUITY FUND II
                                                         ---------------------------------- ----------------------------------
                                                                           SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                            YEAR ENDED      AUGUST 31, 1999    YEAR ENDED      AUGUST 31, 1999
                                                         FEBRUARY 28, 1999    (UNAUDITED)   FEBRUARY 28, 1999   (UNAUDITED)
                                                         ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                           $1,768,480         $918,678        $4,155,133       $1,792,078
Net realized gain on investments sold                            5,998,751        2,014,536        71,775,828       41,038,389
Change in net unrealized appreciation/depreciation
of investments                                                   2,931,412         (681,050)       17,841,527      (15,069,233)
                                                         -----------------  ---------------  ----------------  ---------------
Net Increase in Net Assets from Operations                      10,698,643        2,252,164        93,772,488       27,761,234
                                                         -----------------  ---------------  ----------------  ---------------
Distributions to Shareholders: *
Dividends from net investment income                            (1,883,494)        (914,332)       (4,534,833)      (1,637,322)
Distributions from net realized gain on investments sold        (4,942,695)             --        (74,134,615)              --
                                                         -----------------  ---------------  ----------------  ---------------
Total Distributions to Shareholders                             (6,826,189)        (914,332)      (78,669,448)      (1,637,322)
                                                         -----------------  ---------------  ----------------  ---------------
From Fund Share Transactions: **
Shares sold                                                     22,172,670        9,180,118       141,552,444       70,924,074
Shares issued to shareholders in reinvestment
of distributions                                                 6,826,699          914,318        77,658,752        1,632,355
                                                         -----------------  ---------------  ----------------  ---------------
                                                                28,999,369       10,094,436       219,211,196       72,556,429
Less shares repurchased                                        (27,019,194)     (15,380,625)     (254,111,398)     (93,936,456)
                                                         -----------------  ---------------  ----------------  ---------------
Net Increase (Decrease)                                          1,980,175       (5,286,189)      (34,900,202)     (21,380,027)
                                                         -----------------  ---------------  ----------------  ---------------
Net Assets:
Beginning of period                                             77,116,461       82,969,090       572,093,417      552,296,255
                                                         -----------------  ---------------  ----------------  ---------------
End of period (including undistributed net investment
income of $270,826, $275,172, $409,597 and $564,353,
respectively)                                                  $82,969,090      $79,020,733      $552,296,255     $557,040,140
                                                         =================  ===============  ================  ===============
* Distributions to Shareholders
Per share dividends from net investment income                       $0.29            $0.14             $0.14            $0.05
                                                         -----------------  ---------------  ----------------  ---------------
Per share distributions from net realized gain
on investments sold                                                  $0.77               --             $2.39               --
                                                         -----------------  ---------------  ----------------  ---------------
**Analysis of Fund Share Transactions:
Shares sold                                                      1,880,717          743,852         8,858,010        4,277,188
Shares issued to shareholders in reinvestment
of distributions                                                   573,736           75,294         4,981,738          100,918
                                                         -----------------  ---------------  ----------------  ---------------
                                                                 2,454,453          819,146        13,839,748        4,378,106
Less shares repurchased                                         (2,286,756)      (1,249,315)      (15,920,888)      (5,697,542)
                                                         -----------------  ---------------  ----------------  ---------------
Net Increase (Decrease)                                            167,697         (430,169)       (2,081,140)      (1,319,436)
                                                         -----------------  ---------------  ----------------  ---------------

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   INDEPENDENCE MEDIUM
                                                                                                   CAPITALIZATION FUND
                                                                                            ----------------------------------
                                                                                                              SIX MONTHS ENDED
                                                                                               YEAR ENDED      AUGUST 31, 1999
                                                                                            FEBRUARY 28, 1999   (UNAUDITED)
                                                                                            ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                                 $60,605          $33,311
Net realized gain on investments sold                                                               1,069,926          281,720
Change in net unrealized appreciation/depreciation of investments                                  (1,128,728)          24,874
                                                                                             ----------------  ---------------
Net Increase in Net Assets from Operations                                                              1,803          339,905
                                                                                             ----------------  ---------------
Distributions to Shareholders: *
Dividends from net investment income                                                                  (63,104)              --
Distributions from net realized gain on investments sold                                             (958,878)              --
                                                                                             ----------------  ---------------
Total Distributions to Shareholders                                                                (1,021,982)              --
                                                                                             ----------------  ---------------
From Fund Share Transactions: **
Shares sold                                                                                         3,319,841        1,490,553
Shares issued to shareholders in reinvestment of distributions                                      1,021,983               --
                                                                                             ----------------  ---------------
                                                                                                    4,341,824        1,490,553
Less shares repurchased                                                                            (2,636,138)      (1,386,042)
                                                                                             ----------------  ---------------
Net Increase                                                                                        1,705,686          104,511
                                                                                             ----------------  ---------------
Net Assets:
Beginning of period                                                                                 9,721,776       10,407,283
                                                                                             ----------------  ---------------
End of period (including undistributed net investment
income of $4,774 and $38,085, respectively)                                                       $10,407,283      $10,851,699
                                                                                             ================  ===============
* Distributions to Shareholders
Per share dividends from net investment income                                                          $0.09               --
                                                                                             ----------------  ---------------
Per share distributions from net realized gain on investments sold                                      $1.31               --
                                                                                             ----------------  ---------------
**Analysis of Fund Share Transactions:
Shares sold                                                                                           256,677          114,029
Shares issued to shareholders in reinvestment of distributions                                         84,531               --
                                                                                             ----------------  ---------------
                                                                                                      341,208          114,029
Less shares repurchased                                                                              (207,351)        (106,732)
                                                                                             ----------------  ---------------
Net Increase                                                                                          133,857            7,297
                                                                                             ================  ===============

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

                                                          PERIOD FROM JULY 6, 1995     YEAR ENDED FEBRUARY 28,   SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  ------------------------   AUGUST 31, 1999
                                                            TO FEBRUARY 29, 1996      1997      1998      1999     (UNAUDITED)
                                                            --------------------      ----      ----      ----   ----------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                                $8.50            $9.25     $9.94    $11.42        $11.99
                                                                   ------           ------    ------    ------        ------
Net Investment Income (3)                                            0.25             0.38      0.38      0.26          0.14
Net Realized and Unrealized Gain on Investments                      0.63             0.73      1.60      1.37          0.19
                                                                   ------           ------    ------    ------        ------
Total from Investment Operations                                     0.88             1.11      1.98      1.63          0.33
                                                                   ------           ------    ------    ------        ------
Less Distributions:
Dividends from Net Investment Income                                (0.13)           (0.34)    (0.35)    (0.29)        (0.14)
Distributions from Net Realized Gain on Investments Sold               --            (0.08)    (0.15)    (0.77)           --
                                                                   ------           ------    ------    ------        ------
Total Distributions                                                 (0.13)           (0.42)    (0.50)    (1.06)        (0.14)
                                                                   ------           ------    ------    ------        ------
Net Asset Value, End of Period                                      $9.25            $9.94    $11.42    $11.99        $12.18
                                                                   ======           ======    ======    ======        ======
Total Investment Return at Net Asset Value (6)                     10.42%(2)        12.36%    20.44%    14.50%         2.72%(2)
Total Adjusted Investment Return at Net Asset Value (6,7)           7.36%(2)        11.62%    20.28%    14.45%         2.71%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                           $5,155          $13,093   $77,116   $82,969        $79.02
Ratio of Expenses to Average Net Assets                             0.90%(1)         0.90%     0.90%     0.90%         0.90%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)              5.58%(1)         1.64%     1.06%     0.95%         0.93%(1)
Ratio of Net Investment Income to Average Net Assets                3.96%(1)         3.96%     3.52%     2.26%         2.22%(1)
Ratio of Adjusted Net Investment Income (Loss)
to Average Net Assets (4,5)                                        (0.72%)(1)        3.22%     3.36%     2.21%         2.19%(1)
Portfolio Turnover Rate                                               31%             149%      224%      158%          124%
Fee Reduction Per Share (3)                                         $0.29            $0.07     $0.02     $0.01         $0.00(8)

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

                                                         PERIOD FROM MARCH 10, 1995    YEAR ENDED FEBRUARY 28,   SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  ------------------------   AUGUST 31, 1999
                                                            TO FEBRUARY 29, 1996     1997      1998       1999     (UNAUDITED)
                                                            --------------------     ----      ----       ----   ----------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                                $8.50          $10.96     $12.76     $15.34        $15.69
                                                                   ------          ------     ------     ------        ------
Net Investment Income (3)                                            0.20            0.20       0.17       0.12          0.05
Net Realized and Unrealized Gain on Investments and
Foreign Currency Transactions                                        2.38            2.23       3.91       2.76          0.75
                                                                   ------          ------     ------     ------        ------
Total from Investment Operations                                     2.58            2.43       4.08       2.88          0.80
                                                                   ------          ------     ------     ------        ------
Less Distributions:
Dividends from Net Investment Income                                (0.11)          (0.19)     (0.17)     (0.14)        (0.05)
Distributions from Net Realized Gains on Investments Sold
and Foreign Currency Transactions                                   (0.01)          (0.44)     (1.33)     (2.39)           --
                                                                   ------          ------     ------     ------        ------
Total Distributions                                                 (0.12)          (0.63)     (1.50)     (2.53)        (0.05)
                                                                   ------          ------     ------     ------        ------
Net Asset Value, End of Period                                     $10.96          $12.76     $15.34     $15.69        $16.44
                                                                   ======          ======     ======     ======        ======
Total Investment Return at Net Asset Value (6)                     30.48%(2)       22.63%     33.61%     18.98%         5.09%(2)
Total Adjusted Investment Return at Net Asset Value (6,7)          30.42%(2)          N/A        N/A        N/A           N/A

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                         $188,679         $320,029   $572,093  $552,296      $557,040
Ratio of Expenses to Average Net Assets                             0.70%(1)         0.67%      0.65%     0.63%         0.63%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)              0.76%(1)           N/A        N/A       N/A           N/A
Ratio of Net Investment Income to Average Net Assets                2.00%(1)         1.65%      1.12%     0.76%         0.63%(1)
Ratio of Adjusted Net Investment Income
to Average Net Assets (4,5)                                         1.94%(1)           N/A        N/A       N/A           N/A
Portfolio Turnover Rate                                               39%              81%        76%       55%           49%
Fee Reduction Per Share (3)                                         $0.01              N/A        N/A       N/A           N/A

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

                                                         PERIOD FROM OCTOBER 2, 1995   YEAR ENDED FEBRUARY 28,   SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  ------------------------   AUGUST 31, 1999
                                                            TO FEBRUARY 29, 1996      1997      1998      1999     (UNAUDITED)
                                                            --------------------      ----      ----      ----   ----------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                                $8.50            $9.29    $10.45    $13.30        $12.04
                                                                   ------           ------    ------    ------        ------

Net Investment Income (3)                                            0.08             0.12      0.09      0.08          0.04
Net Realized and Unrealized Gain on Investments                      0.74             1.45      3.69      0.06          0.36
                                                                   ------           ------    ------    ------        ------

Total from Investment Operations                                     0.82             1.57      3.78      0.14          0.40
                                                                   ------           ------    ------    ------        ------
Less Distributions:
Dividends from Net Investment Income                                (0.03)           (0.12)    (0.09)    (0.09)           --
Distributions from Net Realized Gain on Investments Sold               --            (0.29)    (0.84)    (1.31)           --
                                                                   ------           ------    ------    ------        ------

Total Distributions                                                 (0.03)           (0.41)    (0.93)    (1.40)           --
                                                                   ------           ------    ------    ------        ------

Net Asset Value, End of Period                                      $9.29           $10.45    $13.30    $12.04        $12.44
                                                                   ======           ======    ======    ======        ======

Total Investment Return at Net Asset Value (6)                      9.71%(2)        17.19%    37.30%     0.96%         3.32%(2)
Total Adjusted Investment Return at Net Asset Value (6,7)           7.00%(2)        15.49%    36.94%     0.36%         3.11%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                           $3,923           $5,240    $9,722   $10,407       $10,852
Ratio of Expenses to Average Net Assets                             1.00%(1)         1.00%     1.00%     1.00%         1.00%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)              7.55%(1)         2.70%     1.36%     1.60%         1.41%(1)
Ratio of Net Investment Income to Average Net Assets                1.94%(1)         1.26%     0.75%     0.59%         0.58%(1)
Ratio of Adjusted Net Investment Income (Loss)
to Average Net Assets (4,5)                                        (4.61%)(1)       (0.44%)    0.39%    (0.01%)        0.17%(1)
Portfolio Turnover Rate                                                3%              78%       65%       67%           50%
Fee Reduction Per Share (3)                                         $0.26            $0.17     $0.04     $0.08         $0.03

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 1999 (Unaudited)
-----------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on August 31, 1999. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The Common Stocks and Corporate Bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF             MARKET
ISSUER, DESCRIPTION                                                        SHARES              VALUE
-------------------                                                        ------              -----
COMMON STOCKS
Aerospace (2.29%)
General Dynamics Corp.                                                      6,600           $415,800
Goodrich (B.F.) Co. (The)                                                  12,600            465,413
Precision Castparts Corp.                                                   4,500            159,750
United Technologies Corp.                                                  11,600            767,050
                                                                                      --------------
                                                                                           1,808,013
                                                                                      --------------
Automobile / Trucks (1.36%)
Dana Corp.                                                                  3,600            156,825
Ford Motor Co.                                                             14,000            729,750
Lear Corp.*                                                                 4,600            184,863
                                                                                      --------------
                                                                                           1,071,438
                                                                                      --------------
Banks - United States (3.02%)
AmSouth Bancorp.                                                           12,000            262,500
Bank of America Corp.                                                       7,700            465,850
Chase Manhattan Corp.                                                       4,700            393,331
Comerica, Inc.                                                             14,900            775,731
First Tennessee National Corp.                                              6,000            192,000
Mellon Bank Corp.                                                           3,600            120,150
Wells Fargo Co.                                                             4,400            175,175
                                                                                      --------------
                                                                                           2,384,737
                                                                                      --------------
Beverages (0.92%)
Anheuser-Busch Cos., Inc.                                                   9,400            723,800
                                                                                      --------------
Building (1.56%)
Black & Decker Corp. (The)                                                  9,700            510,463
Centex Corp.                                                                4,100            115,313
Danaher Corp.                                                               4,800            282,000
Georgia-Pacific Corp.                                                       2,600            107,575
Masco Corp.                                                                 7,800            220,838
                                                                                      --------------
                                                                                           1,236,189
                                                                                      --------------
Chemicals (0.20%)
Grace (W. R.) & Co.*                                                        8,400            160,650
                                                                                      --------------
Computers (7.77%)
America Online, Inc.*                                                       7,500            684,844
Cadence Design Systems, Inc.*                                               3,500             47,688
Cisco Systems, Inc.*                                                       17,400          1,179,938
Computer Associates International, Inc.                                     4,100            231,650
Dell Computer Corp.*                                                        2,600            126,913
Hewlett-Packard Co.                                                         3,700            389,888
Microsoft Corp.*                                                           25,500          2,360,344
International Business Machines Corp.                                       9,000          1,121,063
                                                                                      --------------
                                                                                           6,142,328
                                                                                      --------------
Consumer Products (0.18%)
American Greetings Corp. (Class A)                                          5,100            141,206
                                                                                      --------------
Cosmetics & Personal Care (0.14%)
Avon Products, Inc.                                                         2,500            109,688
                                                                                      --------------
Diversified Operations (2.87%)
AlliedSignal, Inc.                                                          4,700            287,875
Monsanto Co.                                                               14,500            595,406
Textron, Inc.                                                               3,500            282,625
Tyco International Ltd.                                                    10,900          1,104,306
                                                                                      --------------
                                                                                           2,270,212
                                                                                      --------------
Electronics (5.16%)
General Electric Co.                                                       17,400          1,954,238
Honeywell, Inc.                                                             3,200            363,200
Intel Corp.                                                                20,000          1,643,750
Motorola, Inc.                                                              1,300            119,925
                                                                                      --------------
                                                                                           4,081,113
                                                                                      --------------
Finance (2.28%)
Associates First Capital Corp. (Class A)                                    8,752            300,303
Citigroup, Inc.                                                            29,850          1,326,459
MBNA Corp.                                                                  7,000            172,813
                                                                                      --------------
                                                                                           1,799,575
                                                                                      --------------
Food (1.14%)
Flowers Industries, Inc.                                                   14,300            226,119
General Mills, Inc.                                                         1,200            100,500
Heinz (H.J.) Co.                                                            5,200            242,775
Quaker Oats Co.                                                             5,000            334,063
                                                                                      --------------
                                                                                             903,457
                                                                                      --------------
Insurance (2.88%)
American International Group, Inc.                                          6,125            567,711
Equitable Companies, Inc. (The)                                             6,500            401,375
Hartford Financial Services Group, Inc. (The)                               8,400            381,675
Hartford Life, Inc. (Class A)                                               2,800            121,625
Marsh & McLennan Cos., Inc.                                                 7,900            575,219
Travelers Property Casualty Corp. (Class A)                                 6,400            227,200
                                                                                      --------------
                                                                                           2,274,805
                                                                                      --------------
Leisure (0.48%)
Mattel, Inc.                                                               17,800            379,363
                                                                                      --------------
Machinery (0.85%)
Ingersoll-Rand Co.                                                         10,600            674,425
                                                                                      --------------
Media (2.50%)
CBS Corp.                                                                  21,800          1,024,600
Clear Channel Communications, Inc.*                                         5,800            406,363
Time Warner, Inc.                                                           7,200            427,050
Viacom, Inc. (Class B)*                                                     2,800            117,775
                                                                                      --------------
                                                                                           1,975,788
                                                                                      --------------
Medical (6.32%)
Abbott Laboratories                                                        14,100            611,586
Amgen Inc.*                                                                 7,600            632,225
Bristol-Myers Squibb Co.                                                    7,100            499,663
Cardinal Health, Inc.                                                      10,300            656,625
HEALTHSOUTH Corp.*                                                         16,200            132,636
Johnson & Johnson                                                           4,600            470,350
Lilly (Eli) & Co.                                                           3,200            238,800
Lincare Holdings, Inc.*                                                     5,500            145,063
Merck & Co., Inc.                                                          11,400            765,936
Omnicare, Inc.                                                              9,900             95,286
Schering-Plough Corp.                                                      10,400            546,650
Warner-Lambert Co.                                                          3,100            205,375
                                                                                      --------------
                                                                                           5,000,195
                                                                                      --------------
Mortgage Banking (0.97%)
Fannie Mae                                                                 12,300            764,138
                                                                                      --------------
Office (0.28%)
Reynolds & Reynolds Co. (The) (Class A)                                    10,100            220,938
                                                                                      --------------
Oil & Gas (2.19%)
Atlantic Richfield Co.                                                      7,000            615,563
BP Amoco PLC ADR (United Kingdom)                                           1,200            134,550
El Paso Energy Corp.                                                        3,500            127,969
Mobil Corp.                                                                 2,800            286,650
Royal Dutch Petroleum Co. (Netherlands)                                     9,100            563,063
                                                                                      --------------
                                                                                           1,727,795
                                                                                      --------------
Pollution Control (0.12%)
Allied Waste Industries, Inc.*                                              7,300             93,075
                                                                                      --------------
Retail (3.15%)
Dayton Hudson Corp.                                                         3,400            197,200
Home Depot, Inc. (The)                                                     12,400            757,950
Lowe's Cos., Inc.                                                           6,200            280,550
Outback Steakhouse, Inc.*                                                   5,700            168,863
Tandy Corp.                                                                 6,000            283,500
Wal-Mart Stores, Inc.                                                      18,000            797,625
                                                                                      --------------
                                                                                           2,485,688
                                                                                      --------------
Soap & Cleaning Preparations (0.68%)
Proctor & Gamble Co. (The)                                                  5,400            535,950
                                                                                      --------------
Telecommunications (4.09%)
Bell Atlantic Corp.                                                         4,200            257,250
Lucent Technologies, Inc.                                                  16,200          1,037,813
MCI WorldCom, Inc.*                                                        17,000          1,287,750
Tellabs, Inc.*                                                             10,900            649,231
                                                                                      --------------
                                                                                           3,232,044
                                                                                      --------------
Textile (0.57%)
Tommy Hilfiger Corp.*                                                      13,200            447,975
                                                                                      --------------
Tobacco (1.05%)
Philip Morris Cos., Inc.                                                   16,400            613,975
UST,  Inc.                                                                  6,900            218,644
                                                                                      --------------
                                                                                             832,619
                                                                                      --------------
Transportation (1.53%)
Alaska Air Group, Inc.*                                                     2,800            121,100
Burlington Northern Santa Fe Corp.                                          8,700            252,300
Delta Air Lines, Inc.                                                       1,200             60,975
Kansas City Southern Industries, Inc.                                       7,300            338,081
Southwest Airlines Co.                                                      9,300            155,194
UAL Corp.*                                                                  4,400            285,175
                                                                                      --------------
                                                                                           1,212,825
                                                                                      --------------
Utilities (4.08%)
Ameren Corp.                                                                8,900            356,554
Ameritech Corp.                                                             9,500            599,686
BellSouth Corp.                                                            18,400            832,600
Dominion Resources, Inc.                                                    3,800            175,750
Florida Progress Corp.                                                      7,700            360,936
GTE Corp.                                                                   2,300            157,836
PECO Energy Co.                                                             7,400            300,625
PG&E Corp.                                                                  6,200            187,938
Reliant Energy, Inc.                                                        6,600            182,738
SBC Communications, Inc.                                                    1,400             67,200
                                                                                      --------------
                                                                                           3,221,863
                                                                                      --------------
TOTAL COMMON STOCKS
(Cost $38,497,354)                                                        (60.63%)        47,911,892
                                                                                      --------------

                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE           RATING**    (000s OMITTED)      VALUE
--------------------------                                   ---------        --------    --------------   ----------
CORPORATE BONDS
Aerospace (0.52%)
Raytheon Co.,
Sr Note  11-01-03                                               5.700%         BBB              $430         $410,650
                                                                                                           ----------
Automobile/Trucks (0.50%)
Ford Motor Co.,
Bond  10-01-28                                                  6.625          A                 450          394,533
                                                                                                           ----------
Banks - United States (3.11%)
AmSouth Bancorp.,
Sub Note 03-01-09                                               6.125          BBB+              800          738,200
Capital One Bank,
Sr Note  10-30-01                                               7.080          BBB-              600          599,712
PNC Funding Corp.,
Gtd Sub Note  09-01-03                                          6.125          BBB+              490          469,763
Popular, Inc.,
Med Term Note Ser 3  04-30-01                                   6.200          N/A               650          650,000
                                                                                                           ----------
                                                                                                            2,457,675
                                                                                                           ----------
Beverages (0.40%)
Coca-Cola Enterprises Inc.,
Deb  09-15-28                                                   6.750          A+                360          319,910
                                                                                                           ----------
Broker Services (0.63%)
Lehman Brothers Holdings, Inc.,
Med Term Note Ser E  03-15-01                                   6.375          A                 200          199,190
Note  04-01-04                                                  6.625          A                 310          298,679
                                                                                                           ----------
                                                                                                              497,869
                                                                                                           ----------
Computers (0.37%)
Comdisco, Inc.,
Note  04-30-02                                                  5.950          BBB+              300          289,167
                                                                                                           ----------
Diversified Operations (0.85%)
Tyco International Group S.A.,
Gtd Note (Luxembourg) 06-15-01, (Y)                             6.125          A-                230          226,939
Gtd Bond (Luxembourg) 01-15-29, (Y)                             6.875          A-                510          449,749
                                                                                                           ----------
                                                                                                              676,688
                                                                                                           ----------
Finance (1.47%)
American General Finance Corp.,
Med Term Note Ser E  11-23-01                                   5.750          A+                390          384,813
AT&T Capital Corp.,
Gtd Note Ser F  01-16-01                                        6.875          BBB               370          369,900
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1997-6 Class A-5  01-15-29                    6.680          AAA               410          409,615
                                                                                                           ----------
                                                                                                            1,164,328
                                                                                                           ----------
Government - Foreign (0.69%)
Quebec, Province of,
Deb (Canada) 07-15-23, (Y)                                      7.500          A+                550          548,427
                                                                                                           ----------
Media (0.38%)
Cox Communications, Inc.,
Note  08-15-01                                                  7.000          A                 300          299,673
                                                                                                           ----------
Mortgage Banking (3.29%)
AMRESCO Commercial Mortgage Funding I Corp.,
Mtg Pass Thru Ctf Ser 1997-C1 Class A3  06-17-29                7.190          AAA               348          354,194
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1 Class A2  02-19-07          7.370          AAA               140          143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class A1C  04-20-07    7.240          AAA               580          583,248
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1999-2 Class A-2F  06-25-11                   6.223          AAA               310          308,202
First Union Corp.,
Note  08-15-04                                                  7.100          A                 320          319,011
Merrill Lynch Mortgage Investors, Inc.,
Mtg Pass Thru Ctf Ser 1997-C1 Class A3  06-18-29                7.120          AAA                90           91,098
Money Store Trust (The),
Pass Thru Ctf Ser 1996-B Class A-7  02-15-20                    7.550          AAA               430          432,688
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class A1  12-21-26    6.758          Aaa                44           43,815
Residential Funding Mortgage Securities II, Inc.,
Home Loan Backed Notes Ser 1999-HI4 Class A-2  07-25-10         6.780          AAA               320          320,400
                                                                                                           ----------
                                                                                                            2,596,268
                                                                                                           ----------
Oil & Gas (1.08%)
Conoco, Inc.,
Sr Note  04-15-04                                               5.900          A-                230          221,260
Williams Cos., Inc. (The),
Note  02-01-01                                                  6.125          BBB-              640          635,059
                                                                                                           ----------
                                                                                                              856,319
                                                                                                           ----------
Telecommunications (0.57%)
AT & T Corp.,
Note  03-15-29                                                  6.500          AA-               275          242,369
Sprint Capital Corp.,
Note  11-15-28                                                  6.875          BBB+              230          205,712
                                                                                                           ----------
                                                                                                              448,081
                                                                                                           ----------
Tobacco (0.51%)
Philip Morris Cos., Inc.,
Deb  05-15-02                                                   7.625          A                 190          192,738
Deb  10-15-03                                                   8.250          A                 200          207,578
                                                                                                           ----------
                                                                                                              400,316
                                                                                                           ----------
Transportation (0.38%)
Norfolk Southern Corp.,
Bond  05-15-27                                                  7.800          BBB+              100           99,908
Southern Pacific Secured Assets Corp.,
Pass Thru Ctf Ser 1998-1 Class A-2  02-25-18                    6.270          AAA               200          198,900
                                                                                                           ----------
                                                                                                              298,808
                                                                                                           ----------
Utilities (1.43%)
Coastal Corp. (The),
Sr Note  09-15-02                                               8.125          BBB               300          308,733
K N Energy, Inc.,
Sr Note  11-30-01                                               6.450          BBB-              600          588,666
U.S. West Capital Funding, Inc.,
Note  08-15-01 (R)                                              6.875          A-                230          229,165
                                                                                                           ----------
                                                                                                            1,126,564
                                                                                                           ----------
TOTAL CORPORATE BONDS
(Cost $13,269,900)                                                                           (16.18%)      12,785,276
                                                                                             -------      -----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (6.53%)
United States Treasury,
Bond  02-15-02                                                  5.250          AAA             2,950        2,580,336
Note  07-31-01                                                  6.625          AAA               725          735,991
Note  10-31-01                                                  6.250          AAA               830          837,653
Note  05-15-04                                                  5.250          AAA               490          476,829
Note  08-15-04                                                  7.250          AAA               500          526,015
                                                                                                           ----------
                                                                                                            5,156,824
                                                                                                           ----------
Government - U.S. Agencies (15.62%)
Fannie Mae REMIC Trust,
Gtd REMIC Pass Thru Ctf SEr 1999-19 Class UD  04-25-12          6.000          AAA               370          368,964
CMO REMIC Ser 1998-36 Class PA  07-18-13                        6.250          AAA               340          338,300
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf  09-20-14***                                6.000          AAA             2,400        2,284,128
15 Yr Pass Thru Ctf  09-20-14***                                6.500          AAA               780          757,700
30 Yr Pass Thru Ctf  09-15-29***                                6.000          AAA             1,500        1,380,000
30 Yr Pass Thru Ctf  09-15-29                                   6.500          AAA             1,590        1,505,030
30 Yr Pass Thru Ctf  09-15-29***                                7.000          AAA             2,377        2,338,063
30 Yr Pass Thru Ctf  09-15-29***                                7.500          AAA             1,650        1,638,665
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 12-25-49                                 7.000          AAA             1,790        1,734,616
                                                                                                           ----------
                                                                                                           12,345,466
                                                                                                           ----------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $17,566,811)                                                                           (22.15%)      17,502,290
                                                                                             -------      -----------

                                                                            INTEREST       PAR VALUE         MARKET
                                                                              RATE       (000S OMITTED)       VALUE
                                                                            --------      -----------     -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.90%)
Investment in a joint repurchase agreement transaction with
Barclay's, Inc. - Dated 08-31-99, due 09-01-99
(Secured by U.S. Treasury Bonds, 5.250% thru 9.125%,
due 05-15-18 thru 11-15-28 and U.S. Treasury Notes, 4.500% thru
7.750%, due 09-30-00 thru 02-15-05) - Note A                                  5.440%         $10,981      $10,981,000
                                                                                                          -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                                                475
Cash (0.66%)                                                                                                  518,834
                                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS                                                                  (14.55%)     11,500,309
                                                                                              -------     -----------
TOTAL INVESTMENTS                                                                            (113.51%)     89,699,767
                                                                                              -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                                             (13.51%)    (10,679,034)
                                                                                              -------     -----------
TOTAL NET ASSETS                                                                             (100.00%)    $79,020,733
                                                                                              =======     ===========

  * Non-income producing security.

 ** Credit ratings are rated by Moody's Investors Service or John
    Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

*** These securities having an aggregate value of $8,398,556 or 10.63% of the Fund's net assets, have been purchased on a when-issued basis.
    The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian
    Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $8,436,888 of U.S. Treasury Note, 6.625%, due 7-31-01 and U.S. Treasury
    Note, 6.250%, due 10-31-01 and Repurchase Agreement, 5.440%, due 9-01-
    99 have been segregated to cover the when-issued commitments.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $229,165 or 0.29% of net assets as of August 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence
Diversified Core Equity Fund II on August 31, 1999. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       NUMBER OF             MARKET
ISSUER, DESCRIPTION                                                       SHARES              VALUE
-------------------                                                       ------              -----
COMMON STOCKS
Aerospace (3.76%)
General Dynamics Corp.                                                    47,800         $3,011,400
Goodrich (B.F.) Co. (The)                                                 95,900          3,542,306
Precision Castparts Corp.                                                 53,600          1,902,800
United Technologies Corp.                                                189,000         12,497,625
                                                                                     --------------
                                                                                         20,954,131
                                                                                     --------------
Automobile / Trucks (2.42%)
Borg-Warner Automotive, Inc.                                              40,000          1,895,000
Ford Motor Co.                                                           141,500          7,375,687
Lear Corp.*                                                               72,800          2,925,650
Meritor Automotive, Inc.                                                  59,400          1,295,663
                                                                                     --------------
                                                                                         13,492,000
                                                                                     --------------
Banks - United States (8.32%)
Bank of America Corp.                                                     98,000          5,929,000
Chase Manhattan Corp.                                                    102,800          8,603,075
Citigroup, Inc.                                                          376,650         16,737,384
Comerica, Inc.                                                            62,800          3,269,525
First Tennessee National Corp.                                            29,300            937,600
Mellon Bank Corp.                                                        193,000          6,441,375
Wells Fargo Co.                                                          111,000          4,419,187
                                                                                     --------------
                                                                                         46,337,146
                                                                                     --------------
Beverages (1.51%)
Anheuser-Busch Cos., Inc.                                                109,500          8,431,500
                                                                                     --------------
Building (3.15%)
Black & Decker Corp. (The)                                               113,700          5,983,462
Centex Corp.                                                              46,900          1,319,063
Clayton Homes, Inc.                                                       98,700            937,650
Danaher Corp.                                                             78,500          4,611,875
Georgia-Pacific Group                                                     65,700          2,718,338
Masco Corp.                                                               69,700          1,973,381
                                                                                     --------------
                                                                                         17,543,769
                                                                                     --------------
Chemicals (0.55%)
Grace (W. R.) & Co.*                                                      91,100          1,742,288
Solutia, Inc.                                                             66,100          1,322,000
                                                                                     --------------
                                                                                          3,064,288
                                                                                     --------------
Computers (13.49%)
America Online, Inc.*                                                     86,800          7,925,925
Cadence Design Systems, Inc.*                                            107,200          1,460,600
Cisco Systems, Inc.*                                                     171,800         11,650,187
Computer Associates International, Inc.                                   58,800          3,322,200
Dell Computer Corp.*                                                      75,400          3,680,463
Hewlett-Packard Co.                                                       74,800          7,882,050
International Business Machines Corp.                                     91,900         11,447,294
Microsoft Corp.*                                                         300,100         27,778,006
                                                                                     --------------
                                                                                         75,146,725
                                                                                     --------------
Consumer Products Miscellaneous (0.24%)
American Greetings Corp. (Class A)                                        48,300          1,337,306
                                                                                     --------------
Cosmetics & Personal Care (0.32%)
Avon Products, Inc.                                                       40,600          1,781,325
                                                                                     --------------
Diversified Operations (5.33%)
AlliedSignal, Inc.                                                        60,600          3,711,750
Monsanto Co.                                                             204,400          8,393,175
National Service Industries, Inc.                                         31,900          1,020,800
Textron, Inc.                                                             59,800          4,828,850
Tyco International Ltd.                                                  115,900         11,742,119
                                                                                     --------------
                                                                                         29,696,694
                                                                                     --------------
Electronics (8.20%)
General Electric Co.                                                     192,100         21,575,231
Honeywell, Inc.                                                           39,600          4,494,600
Intel Corp.                                                              220,600         18,130,562
PE Corp.-PE Biosystems Group                                              21,000          1,445,063
                                                                                     --------------
                                                                                         45,645,456
                                                                                     --------------
Finance (3.16%)
Associates First Capital Corp. (Class A)                                 114,582          3,931,595
Fannie Mae                                                               154,900          9,623,162
MBNA Corp.                                                               119,300          2,945,219
Morgan Stanley Dean Witter & Co.                                          12,800          1,098,400
                                                                                     --------------
                                                                                         17,598,376
                                                                                     --------------
Food (1.25%)
Heinz (H.J.) Co.                                                          58,400          2,726,550
Quaker Oats Co.                                                           63,600          4,249,275
                                                                                     --------------
                                                                                          6,975,825
                                                                                     --------------
Household (0.19%)
Premark International, Inc.                                               31,200          1,037,400
                                                                                     --------------
Insurance (5.05%)
American International Group, Inc.                                        49,000          4,541,687
Equitable Cos., Inc. (The)                                                70,100          4,328,675
Hartford Financial Services Group, Inc.
(The)                                                                    149,700          6,801,994
Hartford Life, Inc. (Class A)                                             48,200          2,093,687
Marsh & McLennan Cos., Inc.                                              108,400          7,892,875
Travelers Property Casualty Corp.
(Class A)                                                                 69,400          2,463,700
                                                                                     --------------
                                                                                         28,122,618
                                                                                     --------------
Leisure (0.84%)
Mattel, Inc.                                                             218,800          4,663,175
                                                                                     --------------
Machinery (1.31%)
AK Steel Holding Corp.                                                    51,700          1,085,700
Ingersoll-Rand Co.                                                        97,800          6,222,525
                                                                                     --------------
                                                                                          7,308,225
                                                                                     --------------
Media (4.84%)
CBS Corp.*                                                               230,200         10,819,400
Clear Channel Communications, Inc.*                                       79,500          5,569,969
Time Warner, Inc.                                                        178,500         10,587,281
                                                                                     --------------
                                                                                         26,976,650
                                                                                     --------------
Medical (10.23%)
Abbott Laboratories                                                       93,300          4,046,887
Amgen Inc.*                                                               78,700          6,546,856
Bristol-Myers Squibb Co.                                                  83,600          5,883,350
Cardinal Health, Inc.                                                     84,100          5,361,375
HEALTHSOUTH Corp.*                                                       124,000          1,015,250
Johnson & Johnson                                                         24,400          2,494,900
Lilly (Eli) & Co.                                                         59,600          4,447,650
Lincare Holdings, Inc.*                                                   54,500          1,437,438
Merck & Co., Inc.                                                        119,200          8,008,750
Mylan Laboratories, Inc.                                                  67,600          1,339,325
Omnicare, Inc.                                                            66,300            638,138
Pfizer, Inc.                                                             153,300          5,787,075
Schering-Plough Corp.                                                    149,500          7,858,094
Warner-Lambert Co.                                                        32,200          2,133,250
                                                                                     --------------
                                                                                         56,998,338
                                                                                     --------------
Office (0.20%)
Reynolds & Reynolds Co. (The) (Class A)                                   51,400          1,124,375
                                                                                     --------------
Oil & Gas (3.62%)
Atlantic Richfield Co.                                                    78,100          6,867,919
Royal Dutch Petroleum Co. (Netherlands)                                  186,900         11,564,437
Texaco, Inc.                                                              27,200          1,727,200
                                                                                     --------------
                                                                                         20,159,556
                                                                                     --------------
Paper & Paper Products (0.18%)
Smurfit-Stone Container Corp.*                                            47,800          1,012,763
                                                                                     --------------
Retail (3.95%)
Dayton Hudson Corp.                                                       55,100          3,195,800
Home Depot, Inc. (The)                                                    89,100          5,446,237
Lowe's Cos., Inc.                                                         65,600          2,968,400
Outback Steakhouse, Inc.*                                                 33,600            995,400
Tandy Corp.                                                               30,000          1,417,500
Wal-Mart Stores, Inc.                                                    180,300          7,989,544
                                                                                     --------------
                                                                                         22,012,881
                                                                                     --------------
Soap & Cleaning Preparations (0.58%)
Procter & Gamble Co. (The)                                                32,300          3,205,775
                                                                                     --------------
Telecommunications (6.06%)
AT&T Corp.                                                                13,500            607,500
Bell Atlantic Corp.                                                       36,900          2,260,125
Lucent Technologies, Inc.                                                173,800         11,134,062
MCI WorldCom, Inc.*                                                      182,700         13,839,525
Tellabs, Inc.*                                                            99,600          5,932,425
                                                                                     --------------
                                                                                         33,773,637
                                                                                     --------------
Textile (0.70%)
Tommy Hilfiger Corp.*                                                     89,200          3,027,225
WestPoint Stevens, Inc.                                                   36,700            880,800
                                                                                     --------------
                                                                                          3,908,025
                                                                                     --------------
Tobacco (1.92%)
Philip Morris Cos., Inc.                                                 184,000          6,888,500
UST,  Inc.                                                               120,000          3,802,500
                                                                                     --------------
                                                                                         10,691,000
                                                                                     --------------
Transportation (1.87%)
Airborne Freight Corp.                                                    39,400            992,388
Alaska Air Group, Inc.*                                                   44,000          1,903,000
Delta Air Lines, Inc.                                                     19,900          1,011,169
Kansas City Southern Industries, Inc.                                     75,400          3,491,962
Northwest Airlines Corp. *                                                51,700          1,525,150
UAL Corp.*                                                                23,200          1,503,650
                                                                                     --------------
                                                                                         10,427,319
                                                                                     --------------
Utilities (6.28%)
Ameren Corp.                                                              75,400          3,020,713
Ameritech Corp.                                                          127,200          8,029,500
BellSouth Corp.                                                          158,700          7,181,175
Florida Progress Corp.                                                    99,500          4,664,062
GTE Corp.                                                                 80,200          5,503,725
PECO Energy Co.                                                           54,800          2,226,250
Reliant Energy, Inc.                                                      65,400          1,810,763
Southern Co. (The)                                                        93,400          2,527,638
                                                                                     --------------
                                                                                         34,963,826
                                                                                     --------------
TOTAL COMMON STOCK
(Cost $424,369,455)                                                      (99.52%)       554,390,104
                                                                                     --------------

                                        INTEREST       PAR VALUE
                                          RATE       (000S OMITTED)
                                        --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.79%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                  5.44%           $4,392                          4,392,000
                                                                                     --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                              817
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS                              (0.79%)                         4,392,817
                                                        --------                     --------------
TOTAL INVESTMENTS                                       (100.31%)                       558,782,921
                                                        --------                     --------------
OTHER ASSETS AND LIABILITIES, NET                         (0.31%)                        (1,742,781
                                                        --------                     --------------
TOTAL NET ASSETS                                        (100.00%)                      $557,040,140
                                                        ========                     ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Medium
Capitalization Fund on August 31, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         NUMBER OF              MARKET
ISSUER, DESCRIPTION                                                         SHARES               VALUE
-------------------                                                         ------               -----
Advertising (1.82%)
Omnicom Group, Inc.                                                          2,000            $150,750
WPP Group Plc, American Depositary
Receipts (ADR) (United Kingdom)                                                500              46,969
                                                                                            ----------
                                                                                               197,719
                                                                                            ----------
Aerospace (4.08%)
General Dynamics Corp.                                                       1,900             119,700
Goodrich (B.F.) Co. (The)                                                    2,400              88,650
Precision Castparts Corp.                                                    1,200              42,600
United Technologies Corp.                                                    2,902             191,895
                                                                                            ----------
                                                                                               442,845
                                                                                            ----------
Automobile / Trucks (2.28%)
Borg-Warner Automotive, Inc.                                                   900              42,637
Dana Corp.                                                                   1,300              56,631
Lear Corp.*                                                                  1,400              56,263
Meritor Automotive, Inc.                                                     2,100              45,806
Ryder System, Inc.                                                           2,100              46,331
                                                                                            ----------
                                                                                               247,668
                                                                                            ----------
Banks - United States (8.21%)
AmSouth Bancorp.                                                             4,600             100,625
Comerica, Inc.                                                               3,000             156,187
Fifth Third Bancorp.                                                         1,500              99,375
First Tennessee National Corp.                                               1,900              60,800
Fleet Financial Group, Inc.                                                  1,800              71,662
Mellon Bank Corp.                                                            3,000             100,125
Mercantile Bancorp., Inc.                                                      700              38,631
Morgan (J.P.) & Co., Inc.                                                      400              51,675
Northern Trust Corp.                                                         1,200             101,775
State Street Corp.                                                             800              47,900
U.S. Bancorp.                                                                2,000              61,750
                                                                                            ----------
                                                                                               890,505
                                                                                            ----------
Building (5.31%)
Black & Decker Corp. (The)                                                   2,700             142,087
Centex Corp.                                                                 1,600              45,000
Danaher Corp.                                                                2,000             117,500
Georgia-Pacific Group.                                                         800              33,100
Masco Corp.                                                                  2,800              79,275
Ryland Group, Inc.                                                           1,800              43,312
Webb (Del E.) Corp.                                                          2,400              52,200
Willamette Industries, Inc.                                                  1,600              63,400
                                                                                            ----------
                                                                                               575,874
                                                                                            ----------
Chemicals (1.01%)
Grace (W. R.) & Co.*                                                         1,700              32,512
Imperial Chemical Industries, Plc
(ADR) (United Kingdom)                                                         900              41,175
Solutia, Inc.                                                                1,800              36,000
                                                                                            ----------
                                                                                               109,687
                                                                                            ----------
Computers (3.40%)
Cadence Design Systems, Inc.*                                               11,600             158,050
Computer Associates International, Inc.                                      1,400              79,100
Computer Sciences Corp.*                                                       700              48,431
Parametric Technology Corp.*                                                 2,400              33,600
Policy Management Systems Corp.*                                             1,600              48,900
                                                                                            ----------
                                                                                               368,081
                                                                                            ----------
Consumer Products Miscellaneous (0.51%)
American Greetings Corp. (Class A)                                           2,000              55,375
                                                                                            ----------
Cosmetics & Personal Care (1.32%)
Avon Products, Inc.                                                          2,000              87,750
Dial Corp. (The)                                                             2,000              55,500
                                                                                            ----------
                                                                                               143,250
                                                                                            ----------
Diversified Operations (2.44%)
Monsanto Co.                                                                 1,700              69,806
Ogden Corp.                                                                  2,300              52,325
Textron, Inc.                                                                1,100              88,825
Viad Corp.                                                                   1,800              53,888
                                                                                            ----------
                                                                                               264,844
                                                                                            ----------
Electronics (11.21%)
Altera Corp.*                                                                  900              37,912
Analog Devices, Inc.*                                                        4,700             242,050
Honeywell, Inc.                                                              1,500             170,250
Jabil Circuit, Inc.*                                                         2,700             120,994
Linear Technology Corp.                                                      1,400              88,112
LSI Logic Corp.*                                                             1,200              68,100
PE Corp.-PE Biosystems Group                                                 1,600             110,100
Sanmina Corp.*                                                                 900              67,500
Teradyne, Inc.*                                                              2,800             190,575
Thomas & Betts Corp.                                                         1,100              49,500
Xilinx, Inc.*                                                                1,000              69,938
                                                                                            ----------
                                                                                             1,215,031
                                                                                            ----------
Finance (2.75%)
Associates First Capital Corp. (Class A)                                     2,000              68,625
Charter One Financial, Inc.                                                  1,900              44,472
Golden West Financial Corp.                                                    800              72,650
Household International, Inc.                                                1,100              41,525
MBNA Corp.                                                                   2,900              71,594
                                                                                            ----------
                                                                                               298,866
                                                                                            ----------
Food (1.32%)
Flowers Industries, Inc.                                                     2,300              36,368
Quaker Oats Co.                                                              1,100              73,494
Universal Foods Corp.                                                        1,600              33,800
                                                                                            ----------
                                                                                               143,662
                                                                                            ----------
Household (0.37%)
Premark International, Inc.                                                  1,200              39,900
                                                                                            ----------
Insurance (9.11%)
Equitable Cos., Inc. (The)                                                   2,500             154,375
Hartford Financial Services Group, Inc.
(The)                                                                        3,400             154,488
Hartford Life, Inc. (Class A)                                                1,300              56,469
Lincoln National Corp.                                                       2,800             131,250
Marsh & McLennan Cos., Inc.                                                  2,700             196,594
PartnerRe Ltd. (Bermuda)                                                       900              33,075
St. Paul Cos., Inc.                                                          1,800              57,712
Travelers Property Casualty Corp.
(Class A)                                                                    3,100             110,050
UnumProvident Corp.                                                          1,100              39,669
XL Capital, Ltd. (Class A)                                                   1,100              55,344
                                                                                            ----------
                                                                                               989,026
                                                                                            ----------
Leisure (1.64%)
Hasbro, Inc.                                                                 2,100              51,319
Marriott International, Inc. (Class A)                                       1,100              37,675
Mattel, Inc.                                                                 4,200              89,512
                                                                                            ----------
                                                                                               178,506
                                                                                            ----------
Machinery (1.72%)
AK Steel Holding Corp.                                                       1,900              39,900
Ingersoll-Rand Co.                                                           2,300             146,338
                                                                                            ----------
                                                                                               186,238
                                                                                            ----------
Media (2.95%)
Clear Channel Communications, Inc.*                                          2,400             168,150
Knight-Ridder, Inc.                                                            800              43,150
Viacom, Inc. (Class B)*                                                      2,600             109,363
                                                                                            ----------
                                                                                               320,663
                                                                                            ----------
Medical (3.87%)
Bausch & Lomb, Inc.                                                            600              39,637
Biogen, Inc.*                                                                1,400             107,450
Cardinal Health, Inc.                                                        2,500             159,375
Guidant Corp.                                                                1,400              82,163
Lincare Holdings, Inc.*                                                      1,200              31,650
                                                                                            ----------
                                                                                               420,275
                                                                                            ----------
Metal (0.85%)
Illinois Tool Works, Inc.                                                      700              54,556
Ryerson Tull, Inc.                                                           2,000              37,875
                                                                                            ----------
                                                                                                92,431
                                                                                            ----------
Office (2.11%)
Avery Dennison Corp.                                                         1,800              98,775
Pitney Bowes, Inc.                                                             800              47,200
Reynolds & Reynolds Co. (The) (Class A)                                      3,800              83,125
                                                                                            ----------
                                                                                               229,100
                                                                                            ----------
Oil & Gas (3.88%)
Anadarko Petroleum Corp.                                                     1,600              54,400
Atlantic Richfield Co.                                                       1,500             131,906
Conoco, Inc. (Class A)                                                       5,900             157,825
El Paso Energy Corp.                                                         2,100              76,781
                                                                                            ----------
                                                                                               420,912
                                                                                            ----------
Paper & Paper Products (0.53%)
Smurfit-Stone Container Corp.*                                               2,700              57,206
                                                                                            ----------
Pollution Control (0.53%)
Allied Waste Industries, Inc.*                                               4,500              57,375
                                                                                            ----------
Retail (6.36%)
Brinker International, Inc.                                                  2,800              67,200
Dayton Hudson Corp.                                                          1,000              58,000
Kmart Corp.*                                                                 4,000              50,250
Lowe's Cos., Inc.                                                            1,600              72,400
May Department Stores  Co. (The)                                             2,400              93,750
Outback Steakhouse, Inc.*                                                    1,400              41,475
Staples, Inc.*                                                               3,900              84,825
SYSCO Corp.                                                                  1,200              39,150
Tandy Corp.                                                                  2,100              99,225
TJX Cos., Inc.                                                               2,900              83,738
                                                                                            ----------
                                                                                               690,013
                                                                                            ----------
Soap & Cleaning Preparations (0.46%)
Clorox Co. (The)                                                             1,100              49,775
                                                                                            ----------
Telecommunications (3.98%)
ADC Telecommunication, Inc                                                    1200              44,085
Corning, Inc.                                                                1,000              66,500
Nortel Networks Corp. (Canada)                                               1,000              41,062
Sprint Corp. (PCS Group)                                                       700              41,825
Tellabs, Inc.*                                                               4,000             238,250
                                                                                            ----------
                                                                                               431,722
                                                                                            ----------
Textile (1.23%)
Tommy Hilfiger Corp.*                                                        2,600              88,238
WestPoint Stevens, Inc.                                                      1,900              45,600
                                                                                            ----------
                                                                                               133,838
                                                                                            ----------
Tobacco (1.02%)
Universal Corp.                                                              2,000              56,750
UST,  Inc.                                                                   1,700              53,869
                                                                                            ----------
                                                                                               110,619
                                                                                            ----------
Transportation (5.36%)
Alaska Air Group, Inc.*                                                      1,100              47,575
Burlington Northern Santa Fe Corp.                                           1,800              52,200
Delta Air Lines, Inc.                                                        1,600              81,300
FDX Corp. *                                                                  1,300              55,169
Kansas City Southern Industries, Inc.                                        2,200             101,887
Southwest Airlines Co.                                                       5,000              83,437
UAL Corp.*                                                                     900              58,331
Union Pacific Corp.                                                          2,100             102,244
                                                                                            ----------
                                                                                               582,143
                                                                                            ----------
Utilities (7.64%)
Ameren Corp.                                                                 2,000              80,125
CMS Energy Corp.                                                             1,100              43,519
Dominion Resources, Inc.                                                     1,500              69,375
Edison International                                                         1,300              32,988
Florida Progress Corp.                                                       1,700              79,688
FPL Group, Inc.                                                              1,500              81,000
LG&E Energy Corp.                                                            2,300              52,900
Montana Power Co.                                                            2,600              80,438
PECO Energy Co.                                                              1,900              77,188
Reliant Energy, Inc.                                                         2,900              80,294
Sempra Energy                                                                3,500              78,094
Southern Co. (The)                                                           2,700              73,069
                                                                                            ----------
                                                                                               828,678
                                                                                            ----------
TOTAL COMMON STOCKS
(Cost $9,521,828)                                                          (99.27%)         10,771,827
                                                                                            ----------

                                                          INTEREST       PAR VALUE          MARKET
                                                            RATE       (000S OMITTED)        VALUE
                                                          --------      -----------     --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.45%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                    5.44%             $157             157,000
                                                                                          ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                                 735
                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS                                                (1.45%)            157,735
                                                                                          ------------
TOTAL INVESTMENTS                                                         (100.72%)         10,929,562
                                                                                          ------------
OTHER ASSETS AND LIABILITIES, NET                                           (0.72%)            (77,863)
                                                                                          ------------
TOTAL NET ASSETS                                                          (100.00%)        $10,851,699
                                                                          ========        ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Small Capitalization Value Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock International Equity Fund, John Hancock Core Growth Fund and John Hancock Core Value Fund. The other eight series of the Trust are reported in separate financial statements. Prior to July 1, 1999, John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Core Value Fund was known as John Hancock Independence Value Fund. Effective October 1, 1999, the Board of Trustees authorized the existing shares of Independence Diversified Core Equity Fund II to be designated Class I shares and the issuance of Class P shares, which will become available for sale to individual investors at a later time. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above-average total return. Each Fund had one class of shares at August 31, 1999, with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. Independence Balanced Fund and Independence Diversified Core Equity Fund II had no borrowing activity for the period ended August 31, 1999. The maximum loan balance for Independence Medium Capitalization Fund during the period amounted to $1,550,000. The annualized interest rate charged during the period ranged from 5.3125% to 6.0%. At August 31, 1999, there were no outstanding borrowings.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds had no lending activity for the period ended August 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                     RATE
----                     ----
Independence             0.70% of average daily net assets up to $500 million
Balanced Fund            0.65% of such assets in excess of $500 million

Independence             0.50% of average daily net assets
Diversified Core
Equity Fund II

Independence Medium      0.80% of average daily net assets up to $500 million
Capitalization Fund      0.75% of such assets in excess of $500 million

Effective October 1, 1999, the advisory fee on Independence Diversified Core Equity Fund II's average net assets in excess of $1 billion will be 0.45%.

The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

FUND                     RATE
----                     ----
Independence             60% of the advisory fee payable on the Fund's
Balanced Fund            average daily net assets

Independence             80% of the advisory fee payable on the Fund's
Diversified              average daily net assets
Core Equity Fund II

Independence Medium      55% of the advisory fee payable on the Fund's
Capitalization Fund      average daily net assets

Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Medium Capitalization Fund.

The Adviser has agreed to limit the Funds' expenses further for institutional class shares to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the period ended August 31, 1999, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $11,837 for Independence Balanced Fund, none for Independence Diversified Core Equity Fund II and $23,645 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1999, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1999 were as follows:

                                       PURCHASES        PROCEEDS
                                       ---------        --------
Independence Balanced Fund
  U.S. Government Securities         $62,956,869     $72,611,406
  Other Investments                   35,517,125      31,046,786

Independence Diversified Core
  Equity Fund II                     272,147,213     292,166,509

Independence Medium
  Capitalization Fund                  5,714,679       5,411,116

At August 31, 1999 the cost (excluding the corporate savings account and cash) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                  GROSS            GROSS             NET
                   AGGREGATE    UNREALIZED       UNREALIZED       UNREALIZED
                     COST      APPRECIATION     DEPRECIATION     APPRECIATION
                     ----      ------------     ------------     ------------
Independence
  Balanced
  Fund            $80,330,550   $11,494,393     ($2,644,485)      $8,849,908

Independence
  Diversified
  Core Equity
  Fund II         428,942,381   152,756,632     (22,916,909)     129,839,723

Independence
  Medium
  Capitalizationn
  Fund              9,686,849     1,838,689        (596,711)       1,241,978



[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


KI0SA   8/99
       10/99






The latest report from your
Fund's management team


SEMIANNUAL REPORT


Core Growth Fund

(formerly Independence Growth Fund)


AUGUST 31, 1999


[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]



TRUSTEES
Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803



CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3-1/2" x 2-1/2" photo at bottom right side of page of John Hancock Core Growth Fund. Caption below reads "Fund management team members (l-r): "Paul McManus, John Montgomery and Coreen Kraysler."]

John Hancock
Core Growth Fund

As stock market broadens, growth sector posts solid results

On July 1, 1999, John Hancock Independence Growth Fund was renamed John Hancock Core Growth Fund. The Fund -- which had previously been sold only to institutional investors -- also opened for sale to individual investors.

Good economic news both at home and overseas provided a positive backdrop for U.S. stocks during the spring and summer, although intermittent inflation concerns caused some volatility. With growing confidence in the economy and corporate earnings growth, investors began venturing into less well-known growth names, economically sensitive value stocks and small-company stocks. These overlooked areas made a nice comeback, but growth stocks still came out ahead overall. From February 28, 1999, through August 31, 1999, the Russell 1000 Growth Index returned 7.57%, compared to a 6.16% return for the Russell 1000 Value Index and a 7.32% return for the Standard & Poor's 500 Index.

"Good
economic
news both at
home and
overseas
provided a
positive
backdrop..."

Short-term stumble

John Hancock Core Growth Fund's Class I shares returned 4.97% at net asset value during the six months ended August 31, 1999. By comparison, the average growth fund returned 7.61% for the same period, according to Lipper, Inc.1 The Fund's Class A, Class B and Class C shares, which were introduced on July 1, 1999, returned -4.02%, -4.02% and -4.02%, respectively, at net asset value, from inception through August 31, 1999. Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same periods and did not reinvest all distributions. See pages six and seven for historical performance information.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Microsoft 5.8%, the second is Intel 4.9%, the third Cisco Systems 4.3%, the fourth Schering-Plough 4.2% and the fifth Time Warner 3.9%. A note below the table reads "As a percentage of net assets on August 31, 1999."]

"We do
in-depth
research on
the more
than 500
companies
we follow..."

The Fund, which buys stocks with strong earnings growth prospects that are selling for relatively cheap prices, lost ground early in the reporting period when a few stocks sank in the face of unanticipated problems. In addition, we had a sizable stake in health care, which was one of the weaker sectors this period. Despite lagging performance early on, the Fund managed to keep pace with the market throughout the rest of the period.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Tandy followed by an up arrow with the phrase "Cell phone sales growth at Radio Shack." The second listing is MCI WorldCom followed by a sideways arrow with the phrase "Investor concerns over acquisition strategy." The third listing is Waste Management followed by a down arrow with the phrase " Accounting irregularities." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Buy and sell discipline

We do in-depth research on the more than 500 companies we follow to evaluate prospective earnings growth. We then feed this information into proprietary computer models that rank the stocks from best to worst. The Fund's portfolio reflects the best stocks from this list, while mirroring the risk characteristics and industry weightings of the Russell 1000 Growth Index. We automatically sell any stocks that fall into the bottom 20 percent of the list, as well as stocks that seem headed in that direction. During the period, we sold Compaq Computer when a slowdown in European PC sales, strong competition from Dell and problems integrating its acquistion of DEC hurt the company's prospects. We also eliminated our stake in J.D. Edwards, a software company that specializes in enterprise resource planning, as demand remained weak. Another sale was Waste Management, which took a nosedive as accounting irregularities emerged at the company, forcing the board to bring in new management. Unfortunately, all these stocks hindered performance.

Strength in telecom and technology

Despite these disappointments, many investments turned in stellar results. In particular, telecommunications equipment stocks continued to soar, thanks to the huge explosion in voice, data and Internet traffic. Among the stocks we owned were Tellabs, a dominant equipment provider with a huge client base; Tyco International, which lays underseas fiber-optic cable and Lucent Technologies, the leading equipment vendor in the United States. We also took profits in Nortel, known for its strength in fiber optics.

Many of our technology names also did well. Intel's stock posted hefty gains during the period, thanks to good margins on its new xeon chip, improved demand and continued cost cutting. Cisco Systems, the global leader in networking for the Internet, also took off, as it prepared to launch a next generation of equipment. Finally, top-holding Microsoft turned in solid results as investors anticipated new product introductions later this year.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 1% with -5% at the bottom and 8% at the top. The first bar represents the 4.97% total return for John Hancock Core Growth Fund Class I. The second bar represents the -4.02%* total return for John Hancock Core Growth Fund Class A. The third bar represents the -4.02%* total return for John Hancock Core Growth Fund Class B. The fourth bar represents the -4.02%* total return for John Hancock Core Growth Fund Class
C. The fifth bar represents the 7.61% total return for Average growth fund. A note below the chart reads "Total returns for John Hancock Core Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception July 1, 1999 through August 31, 1999."]

New names in health care and media

In the health-care sector, changes in Medicare reimbursement policies devastated stocks like Omnicare, a drug distributor that sells to nursing homes, and HEALTHSOUTH, a nationwide rehabilitation chain whose stock we sold. Late in the period, we began shifting our focus toward names that are less vulnerable to government intervention. In the biotech area, we added to our stake in Amgen, a drug company that's seeing strong growth from its kidney dialysis medicine. We also bought Biogen, which has a strong drug pipeline, and P.E. Biosystems Group, which makes gene-sequencing machines for drug development. Schering-Plough, maker of the highly successful Claritin drug, was another new acquisition. In the media sector, we added Time Warner, whose stock fell on weakness in its music business. We expect this to have little impact on the company's earnings growth, given the breadth of its media and entertainment operation. We also purchased CBS and Clear Channel Communications, leading broadcasters that should benefit from rising prices for radio advertising. Finally, we made a significant investment in America Online, which has the best content on the Internet, a rapidly growing subscriber base and exploding ad revenues.

"As investor
interest
continues to
expand, we
believe it will
benefit diver-
sified funds
like ours."

Still optimistic

Although the Fund had a rough time early in the period, we remain optimistic. The factors that have favored growth stocks in recent years are still in place -- moderate economic growth with low inflation and strong consumer spending. Plus, we expect investor and consumer confidence to remain strong, given that interest-rate increases appear largely to be behind us. As investor interest continues to expand, we believe it will benefit diversified funds like ours. Going forward, we'll stick with the same disciplined investment approach with the intent of maintaining the Fund's consistent track record.


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock Core Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Sales charge is not applicable for Class I* shares. Class A, Class B and Class C shares became effective July 1, 1999 and do not have cumulative total returns or average annual total returns as of June 30, 1999.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

* For certain institutional investors.

CLASS I
For the period ended June 30, 1999
                                                              SINCE
                                                ONE       INCEPTION
                                               YEAR        (10/2/95)
                                            -------         -------
Cumulative Total Returns                     20.69%         155.52%
Average Annual Total Returns(1)              20.69%          28.47%


Note to Performance

(1) The Adviser has agreed to limit the Fund's Class I expenses (excluding transfer agent fees) to 0.90% of the average daily net assets for Class I shares. Without the limitation of expenses, the average total return for the one-year and since inception periods for Class I shares would have been 19.76% and 21.48%, respectively.



WHAT HAPPENED TO AN INVESTMENT IN THE FUND...

The chart on the right shows how much a $250,000 investment in the John Hancock Core Growth Fund Class I shares (for certain institutional investors) would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a greater-than-average growth orientation.

[Line chart with the heading John Hancock Core Growth Fund Class I, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell 1000 Growth Index and is equal to $633,097 as of August 31, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Core Growth Fund, before sales charge, on October 2,
1995, and is equal to $618,901 as of August 31, 1999.]

Assuming all distributions were reinvested between July 1, 1999 and August 31, 1999, the chart below shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, respectively. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                     Class A         Class B         Class C
----------------------------------------------------------------------------
Inception Date                        7/1/99          7/1/99          7/1/99
----------------------------------------------------------------------------
Without Sales Charge                  $9,598          $9,598          $9,598
----------------------------------------------------------------------------
With Maximum Sales Charge             $9,120          $9,118          $9,502
----------------------------------------------------------------------------
Russell 1000 Growth Index             $9,840          $9,840          $9,840



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
August 31, 1999 (Unaudited)
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $10,127,251)               $11,737,213
Joint repurchase agreement (cost -$1,677,000)      1,677,000
Corporate savings account                                 21
                                                 -----------
                                                  13,414,234
Receivable for investments sold                       26,188
Receivable for shares sold                           297,550
Dividends receivable                                   4,570
Interest receivable                                      261
Deferred organization expense - Note A                 1,890
Other assets                                             148
                                                 -----------
Total Assets                                      13,744,841
------------------------------------------------------------

Liabilities:
Payable for investments purchased                  1,531,071
Payable for shares repurchased                        99,887
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                3,597
Accounts payable and accrued expenses                 17,104
                                                 -----------
Total Liabilities                                  1,651,659
------------------------------------------------------------

Net Assets:
Capital paid-in                                   10,318,375
Accumulated net realized gain on
investments                                          168,854
Net unrealized appreciation of
investments                                        1,609,962
Distributions in excess of net
investment income                                     (4,009)
                                                 -----------
Net Assets                                       $12,093,182
============================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A* - $1,687,616/96,942                          $17.41
============================================================
Class B* - $2,714,971/155,961                         $17.41
============================================================
Class C* - $20,506/1,178                              $17.41
============================================================
Class I** - $7,670,089/440,565                        $17.41
============================================================
Maximum Offering Price Per Share***
Class A - ($17.41 x 105.26%)                          $18.33
============================================================
  * Class A, Class B and Class C shares commenced operations on
    July 1, 1999.
 ** Effective July 1, 1999, existing shares of the Fund were designated Class I shares.
*** On single retail sales of less than $50,000. On sales of
    $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended August 31, 1999  (Unaudited)
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $20)                            $28,096
Interest                                               6,614
                                                 -----------
                                                      34,710
                                                 -----------
Expenses:
Investment management fee - Note B                    31,693
Distribution and service fee - Note B
Class A                                                  179
Class B                                                  835
Class C                                                    2
Registration and filing fees                          11,006
Auditing fee                                           6,787
Custodian fee                                          6,551
Printing                                               4,121
Transfer agent fee - Note B                            1,981
Organizational expense - Note A                          881
Accounting and legal services fee -
Note B                                                   671
Trustees' fees                                           405
Miscellaneous                                            313
Legal fees                                                86
                                                 -----------
Total Expenses                                        65,511
------------------------------------------------------------
Less Expense Reductions - Note B                     (26,830)
------------------------------------------------------------
Net Expenses                                          38,681
------------------------------------------------------------
Net Investment Loss                                   (3,971)
------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                432,867
Change in net unrealized
appreciation/depreciation of
investments                                          (47,568)
                                                 -----------
Net Realized and Unrealized Gain
on Investments                                       385,299
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                           $381,328
============================================================

See notes to financial statements.



Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                               YEAR ENDED  AUGUST 31, 1999
                                                        FEBRUARY 28, 1999       (UNAUDITED)
                                                        ----------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                       $3,645          ($3,971)
Net realized gain on investments
sold                                                              295,853          432,867
Change in net unrealized
appreciation/depreciation of
investments                                                       922,438          (47,568)
                                                              -----------      -----------
Net Increase in Net Assets
Resulting from Operations                                       1,221,936          381,328
                                                              -----------      -----------
Distributions to Shareholders:
Dividends from net investment income
Class I*** - ($0.0108 and none per share, respectively)            (4,291)              --
Distributions in excess of net investment income
Class I*** - ($0.0047 and none per share, respectively)            (1,769)              --
Distributions from net realized gain on investments sold
Class I*** - ($0.6213 and $1.1000 per share, respectively)       (243,704)        (442,320)
                                                              -----------      -----------
Total Distributions to Shareholders                              (249,764)        (442,320)
                                                              -----------      -----------
From Fund Share Transactions -
Net:*                                                           2,276,910        4,299,597
                                                              -----------      -----------

Net Assets:
Beginning of period                                             4,605,495        7,854,577
                                                              -----------      -----------
End of period (including
distributions in excess of net
investment income of $38 and
$4,009, respectively)                                          $7,854,577      $12,093,182
                                                              ===========      ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
*  Analysis of Fund Share Transactions:
                                                                                            SIX MONTHS ENDED
                                                                     YEAR ENDED             AUGUST 31, 1999
                                                                 FEBRUARY 28, 1999            (UNAUDITED)
                                                             ------------------------  ------------------------
                                                                 SHARES      AMOUNT      SHARES        AMOUNT
                                                             -----------  -----------  -----------  -----------
CLASS A**
Shares sold                                                           --           --       97,167   $1,692,363
Less shares repurchased                                               --           --         (225)      (3,818)
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --       96,942   $1,688,545
                                                             -----------  -----------  -----------  -----------
CLASS B**
Shares sold                                                           --           --      161,614   $2,828,832
Less shares repurchased                                               --           --       (5,653)    (100,236)
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --      155,961   $2,728,596
                                                             -----------  -----------  -----------  -----------
CLASS C**
Shares sold                                                           --           --        1,178      $21,075
                                                             -----------  -----------  -----------  -----------
Net increase                                                          --           --        1,178      $21,075
                                                             ===========  ===========  ===========  ===========

CLASS I
Shares sold                                                      227,978   $3,737,661       85,687   $1,540,531
Shares issued to shareholders in
reinvestment of distributions                                     14,225      249,790       25,815      442,204
                                                             -----------  -----------  -----------  -----------
                                                                 242,203    3,987,451      111,502    1,982,735
Less shares repurchased                                         (106,691)  (1,710,541)    (115,961)  (2,121,354)
                                                             -----------  -----------  -----------  -----------
Net increase (decrease)                                          135,512   $2,276,910       (4,459)   ($138,619)
                                                             ===========  ===========  ===========  ===========

 ** Class A, Class B and Class C shares commenced operations on July 1, 1999.
*** Effective July 1, 1999, existing shares of the Fund were renamed Class I shares.

See notes to financial statements.





Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD FROM
                                                                     JULY 1, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                   TO AUGUST 31, 1999
                                                                      (UNAUDITED)
                                                                       --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                                     $18.14
                                                                       --------
Net Investment Loss (3)                                                   (0.00)(8)
Net Realized and Unrealized Loss on
Investments                                                               (0.73)
                                                                       --------
Total from Investment Operations                                          (0.73)
                                                                       --------
Net Asset Value, End of Period                                           $17.41
                                                                       ========
Total Investment Return at Net Asset Value (6)                           (4.02%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                        (4.13%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                 $1,688
Ratio of Expenses to Average Net Assets                                   1.25%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)                    1.93%(1)
Ratio of Net Investment Loss to Average Net Assets                       (0.19%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                                 (0.87%)(1)
Portfolio Turnover Rate                                                     45%
Fee Reduction Per Share (3)                                               $0.02

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
------------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD FROM
                                                                    JULY 1, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO AUGUST 31, 1999
                                                                      (UNAUDITED)
                                                                       --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                     $18.14
                                                                       --------
Net Investment Loss (3)                                                   (0.11)
Net Realized and Unrealized Loss on
Investments                                                               (0.62)
                                                                       --------
Total from Investment Operations                                          (0.73)
                                                                       --------
Net Asset Value, End of Period                                           $17.41
                                                                       ========
Total Investment Return at Net Asset Value (6)                           (4.02%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                        (4.13%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                 $2,715
Ratio of Expenses to Average Net Assets                                   1.95%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)                    2.63%(1)
Ratio of Net Investment Loss to Average Net Assets                       (0.87%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                                 (1.55%)(1)
Portfolio Turnover Rate                                                     45%
Fee Reduction Per Share (3)                                               $0.02

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                                     $18.14
                                                                       --------
Net Investment Loss (3)                                                   (0.01)
Net Realized and Unrealized Loss on
Investments                                                               (0.72)
                                                                       --------
Total from Investment Operations                                          (0.73)
                                                                       --------
Net Asset Value, End of Period                                           $17.41
                                                                       ========
Total Investment Return at Net Asset Value (6)                           (4.02%)(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                                        (4.13%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                    $21
Ratio of Expenses to Average Net Assets                                   1.95%(1)
Ratio of Adjusted Expenses to Average Net Assets (4,5)                    2.63%(1)
Ratio of Net Investment Loss to Average Net Assets                       (0.72%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                                                 (1.40%)(1)
Portfolio Turnover Rate                                                     45%
Fee reduction Per Share (3)                                               $0.02

See notes to financial statements.





Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                  PERIOD FROM OCTOBER 2, 1995                YEAR ENDED FEBRUARY 28,             SIX MONTHS ENDED
                                  (COMMENCEMENT OF OPERATIONS)       ----------------------------------------     AUGUST 31, 1999
                                         TO FEBRUARY 29, 1996            1997            1998            1999       (UNAUDITED)
                                         --------------------        --------        --------        --------        --------
CLASS I (9)
Per Share Operating Performance
Net Asset Value, Beginning of Period                    $8.50           $9.29          $11.01          $14.88          $17.65
                                                     --------        --------        --------        --------        --------
Net Investment Income (Loss)(3)                          0.03            0.05            0.04            0.01           (0.00)(8)
Net Realized and Unrealized Gain on
Investments                                              0.81            2.16            4.34            3.40            0.86
                                                     --------        --------        --------        --------        --------
Total from Investment Operations                         0.84            2.21            4.38            3.41            0.86
                                                     --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                    (0.03)          (0.04)          (0.03)          (0.02)             --
Distributions in Excess of Net Investment
Income                                                     --              --              --           (0.00)(8)          --
Distributions from Net Realized Gain on
Investments                                             (0.02)          (0.45)          (0.48)          (0.62)          (1.10)
                                                     --------        --------        --------        --------        --------
Total Distributions                                     (0.05)          (0.49)          (0.51)          (0.64)          (1.10)
                                                     --------        --------        --------        --------        --------
Net Asset Value, End of Period                          $9.29          $11.01          $14.88          $17.65          $17.41
                                                     ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (6)          9.94%(2)       24.19%          40.52%          22.92%           4.97%(2)
Total Adjusted Investment Return at Net
Asset Value (6,7)                                      (5.63%)(2)      17.40%          37.95%          21.89%           4.63%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $549            $883          $4,605          $7,855          $7,670
Ratio of Expenses to Average Net Assets                 0.95%(1)        0.95%           0.95%           0.95%           0.95%(1)
Ratio of Adjusted Expenses to Average Net
Assets (4,5)                                           38.57%(1)        7.74%           3.52%           1.98%           1.63%(1)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                      0.91%(1)        0.49%           0.34%           0.06%          (0.05%)(1)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (4,5)                              (36.71%)(1)      (6.30%)         (2.23%)         (0.97%)         (0.73%)(1)
Portfolio Turnover Rate                                   21%            142%             91%             54%             45%
Fee Reduction Per Share (3)                             $1.36           $0.68           $0.33           $0.17           $0.06

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share
(9) Effective July 1, 1999, existing shares of the Fund were designated Class I shares.

See notes to financial statements.





Schedule of Investments
August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Core Growth Fund on August 31, 1999. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                            NUMBER         MARKET
ISSUER, DESCRIPTION                                                       OF SHARES         VALUE
-------------------------------                                          ----------     ---------
COMMON STOCKS
Advertising (0.50%)
Omnicom Group, Inc.                                                           800         $60,300
                                                                                      -----------
Aerospace (3.37%)
General Dynamics Corp.                                                      3,400         214,200
Goodrich (B.F.) Co. (The)                                                   1,300          48,019
United Technologies Corp.                                                   2,200         145,475
                                                                                      -----------
                                                                                          407,694
                                                                                      -----------
Automobile/Trucks (1.53%)
Lear Corp.*                                                                 4,600         184,862
                                                                                      -----------
Banks - United States (0.26%)
Comerica, Inc.                                                                600          31,237
                                                                                      -----------
Building (2.06%)
Black & Decker Corp. (The)                                                  1,000          52,625
Centex Corp.                                                                1,300          36,562
Clayton Homes, Inc.                                                         1,125          10,687
Danaher Corp.                                                               1,700          99,875
Georgia-Pacific Corp.                                                       1,200          49,650
                                                                                      -----------
                                                                                          249,399
                                                                                      -----------
Computers (19.69%)
America Online, Inc.*                                                       3,800         346,988
Cadence Design Systems, Inc.*                                               3,800          51,775
Cisco Systems, Inc.*                                                        7,600         515,375
Computer Associates International, Inc.                                     2,500         141,250
Dell Computer Corp.*                                                        5,600         273,350
EMC Corp.*                                                                  1,600          96,000
Hewlett-Packard Co.                                                         1,700         179,138
International Business Machines Corp.                                         200          24,913
Microsoft Corp.*                                                            7,600         703,476
Oracle Corp.*                                                               1,100          40,150
Unisys Corp.*                                                                 200           8,600
                                                                                      -----------
                                                                                        2,381,015
                                                                                      -----------
Cosmetics & Personal Care (1.28%)
Avon Products, Inc.                                                         2,700         118,462
Dial Corp. (The)                                                            1,300          36,075
                                                                                      -----------
                                                                                          154,537
                                                                                      -----------
Diversified Operations (5.10%)
AlliedSignal, Inc.                                                          1,400          85,750
Monsanto Co.                                                                4,300         176,569
Textron, Inc.                                                                 500          40,375
Tyco International Ltd.                                                     3,100         314,069
                                                                                      -----------
                                                                                          616,763
                                                                                      -----------
Electronics (11.83%)
Analog Devices, Inc.*                                                       1,500          77,250
General Electric Co.                                                        3,200         359,400
Honeywell, Inc.                                                               500          56,750
Intel Corp.                                                                 7,200         591,750
Linear Technology Corp.                                                       800          50,350
PE Corp.-PE Biosystems Group                                                  400          27,525
Teradyne, Inc.*                                                             2,000         136,125
Texas Instruments, Inc.                                                     1,600         131,300
                                                                                      -----------
                                                                                        1,430,450
                                                                                      -----------
Finance (2.58%)
Associates First Capital Corp.
(Class A)                                                                   1,100          37,744
Citigroup, Inc.                                                             5,100         226,631
MBNA Corp.                                                                    900          22,219
Morgan Stanley Dean Witter & Co.                                              300          25,744
                                                                                      -----------
                                                                                          312,338
                                                                                      -----------
Food (0.47%)
Flowers Industries, Inc.                                                    1,900          30,044
Quaker Oats Co.                                                               400          26,725
                                                                                      -----------
                                                                                           56,769
                                                                                      -----------
Insurance (2.34%)
Equitable Companies, Inc. (The)                                             2,500         154,375
Hartford Life, Inc. (Class A)                                                 700          30,406
Marsh & McLennan Cos., Inc.                                                 1,100          80,094
PartnerRe Ltd. (Bermuda)                                                      500          18,375
                                                                                      -----------
                                                                                          283,250
                                                                                      -----------
Leisure (0.60%)
Mattel, Inc.                                                                3,400          72,462
                                                                                      -----------
Machinery (0.37%)
Ingersoll-Rand Co.                                                            700          44,537
                                                                                      -----------
Media (6.52%)
CBS Corp.*                                                                  3,100         145,700
Clear Channel Communications, Inc.*                                         2,400         168,150
Time Warner, Inc.                                                           8,000         474,500
                                                                                      -----------
                                                                                          788,350
                                                                                      -----------
Medical (16.64%)
Abbott Laboratories                                                         2,300          99,763
Amgen Inc.*                                                                 2,700         224,606
Baxter International, Inc.                                                    900          60,356
Biogen, Inc.*                                                                 800          61,400
Bristol-Myers Squibb Co.                                                    2,700         190,013
Guidant Corp.*                                                                300          17,606
Johnson & Johnson                                                           1,200         122,700
Lilly (Eli) & Co.                                                             900          67,163
Lincare Holdings, Inc.*                                                       800          21,100
Merck & Co., Inc.                                                           2,700         181,406
Omnicare, Inc.                                                              2,700          25,988
Pfizer, Inc.                                                                6,500         245,375
Schering-Plough Corp.                                                       9,700         509,856
Warner-Lambert Co.                                                          2,800         185,500
                                                                                      -----------
                                                                                        2,012,832
                                                                                      -----------
Mortgage Banking (0.97%)
Fannie Mae                                                                  1,900         118,037
                                                                                      -----------
Office (1.08%)
Pitney Bowes, Inc.                                                          1,800         106,200
Reynolds & Reynolds Co. (The)
(Class A)                                                                   1,100          24,062
                                                                                      -----------
                                                                                          130,262
                                                                                      -----------
Pollution Control (0.17%)
Allied Waste Industries, Inc.*                                              1,600          20,400
                                                                                      -----------

Retail (6.06%)
Brinker International, Inc.*                                                2,500          60,000
Dayton Hudson Corp.                                                         1,100          63,800
Home Depot, Inc. (The)                                                      3,400         207,825
Lowe's Cos., Inc.                                                           1,300          58,825
Outback Steakhouse, Inc.*                                                   1,700          50,363
Staples, Inc.*                                                                300           6,525
SYSCO Corp.                                                                 1,200          39,150
Tandy Corp.                                                                 2,100          99,225
TJX Cos., Inc. (The)                                                        2,800          80,850
Wal-Mart Stores, Inc.                                                       1,500          66,469
                                                                                      -----------
                                                                                          733,032
                                                                                      -----------
Soap & Cleaning Preparations (0.57%)
Procter & Gamble Co. (The)                                                    700          69,475
                                                                                      -----------
Telecommunications (8.53%)
ADC Telecommunications, Inc.*                                               3,300         122,306
Lucent Technologies, Inc.                                                   5,500         352,344
MCI WorldCom, Inc.*                                                         5,300         401,475
Sprint PCS*                                                                   600          35,850
Tellabs, Inc.*                                                              2,000         119,125
                                                                                      -----------
                                                                                        1,031,100
                                                                                      -----------
Textile (1.94%)
Tommy Hilfiger Corp.*                                                       6,900         234,169
                                                                                      -----------
Tobacco (1.86%)
Philip Morris Cos., Inc.                                                    3,900         146,006
UST, Inc.                                                                   2,500          79,219
                                                                                      -----------
                                                                                          225,225
                                                                                      -----------
Transport (0.58%)
Burlington Northern Santa Fe Corp.                                            100           2,900
Kansas City Southern Industries,  Inc.                                      1,300          60,206
Southwest Airlines Co.                                                        400           6,675
                                                                                      -----------
                                                                                           69,781
                                                                                      -----------
Utilities (0.16%)
Ameritech Corp.                                                               300          18,937
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $10,127,251)                                                        (97.06%)     11,737,213
                                                                          -------     -----------

                                                          INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                         RATE     (000S OMITTED)      VALUE
--------------------------------------                    --------    ------------    -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.86%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 08-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                   5.44%           $1,677      $1,677,000
                                                                                      -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                             21
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                              (13.86%)      1,677,021
                                                                          -------     -----------
TOTAL INVESTMENTS                                                        (110.92%)     13,414,234
                                                                          -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                         (10.92%)     (1,321,052)
                                                                          -------     -----------
TOTAL NET ASSETS                                                         (100.00%)    $12,093,182
                                                                          =======     ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Institutional Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: John Hancock Core Growth Fund ("the Fund"), John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock International Equity Fund, John Hancock Independence Balanced Fund, John Hancock Core Value Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. Prior to July 1, 1999, John Hancock Core Value Fund was known as John Hancock Independence Value Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund. The other ten series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. Effective July 1, 1999, the Fund, which had previously been sold only to institutional investors, also became available for sale to individual investors. Existing shares of the Fund were designated Class I shares and the Fund issued Class A, Class B, and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulation of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporated estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could have differed from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might required the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended August 31, 1999.

SECURITIES LENDING The Fund may lead its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund had no lending activity for the period ended August 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including the 12b-1 fee and the transfer agent fee) from exceeding 0.90% of the Fund's average daily net assets. Accordingly, for the period ended August 31, 1999, the reduction in the Fund's expenses with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $26,830. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $12,137. Out of this amount, $1,110 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,146 was paid as sales commissions to unrelated broker-dealers and $5,881 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1999, contingent deferred sales charges amounted to $4,994.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended August 31, 1999, there were no contingent deferred sales charges.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company (JHMLICo.) The Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1999, aggregated $7,365,976 and $3,649,829, respectively.

The cost of investments owned at August 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $11,804,817. Gross unrealized appreciation and depreciation of investments aggregated $2,043,009 and $433,613, respectively, resulting in net unrealized appreciation of $1,609,396.

SHAREHOLDER MEETING (UNAUDITED)

On June 16, 1999, a special meeting of John Hancock Core Growth Fund was held. The shareholders voted against the following proposal (votes in parentheses):

To adopt a distribution plan providing for payments to John Hancock Funds, Inc. ("JH Funds") to provide certain services to the Fund's shareholders and to reimburse JH Funds for its expenses in connection with the sale of fund shares (87,720 FOR, 115,974 AGAINST and 0 ABSTAINING).



NOTES

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NOTES

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[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 Huntington Avenue, Boston, MA 02199-7603
1-800-755-4371  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Core Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


790SA   8/99
       10/99






The latest report from your
Fund's management team


SEMIANNUAL REPORT

Core Value
Fund

(formerly Independence Value Fund)

AUGUST 31, 1999

[A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]


TRUSTEES
Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr llp
60 State Street
Boston, MA 02109


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3-1/2" x 2-1/2" photo at bottom right side of page of John Hancock Core Value Fund. Caption below reads "Fund management team members (l-r): "Paul McManus, John Forelli and John Montgomery."]

John Hancock
Core Value Fund

Value stocks briefly rebound, as corporate earnings outlook improves

On July 1, 1999, John Hancock Independence Value Fund was renamed John Hancock Core Value Fund. The Fund -- which had previously been sold only to institutional investors -- also opened for sale to individual investors.

Value stocks moved back into favor this past spring. Healthy U.S. economic growth and a pick-up in demand overseas pointed toward strong corporate earnings growth ahead. This gave investors the confidence to expand beyond a select group of blue-chip growth names. Value stocks, which are often economically sensitive, took off and briefly led the market. Throughout the spring and summer, concerns about rising interest rates caused some volatility, but the momentum continued. From February 28, 1999, through August 31, 1999, the Russell 1000 Value Index returned 6.16%, falling just short of the 7.32% return of the Standard & Poor's 500 index.

"The Fund
maintains a
balanced
approach
to value
investing..."

Fund performance

John Hancock Core Value Fund's Class A shares returned 4.35% at net asset value during the same six-month period. By comparison, the average growth and income fund returned 7.09%, according to Lipper, Inc.1 As of August 31, 1999, the Fund's Class B, Class C and Class I shares, which were introduced on July 1, 1999, had returned -7.79%, -7.79%, and -7.72%, respectively, at net asset value. Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same periods and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Citigroup 4.1%, the second is IBM 2.7%, the third Texaco 2.5%, the fourth Time Warner 2.4% and the fifth Ford Motor Co. 2.3%. A note below the table reads "As a percentage of net assets on August 31, 1999."]

"We cut back
on our
investments
in insurance,
health
services and
telephone
utilities..."

Strategy review

The Fund maintains a balanced approach to value investing, buying stocks with both cheap prices and improving earnings prospects. This approach caused the Fund to lag during a period when the market's abrupt shift from growth to value gave the biggest boost short term to deep value stocks -- those that are the cheapest. Longer term, we believe value stocks with improved earnings outlooks are more likely to retain their gains and continue climbing. Our lower-than-average stakes in top-performing sectors like energy, chemicals and metals also hindered performance, as did our investments in weaker sectors like finance, utilities, health care and transportation.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Honeywell followed by an up arrow with the phrase "Takeover by AlliedSignal." The second listing is MCI WorldCom followed by a sideways arrow with the phrase "Short-term concerns over acquisition strategy." The third listing is Hartford Financial Services Group followed by a down arrow with the phrase "Concerns about rising interest rates." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Stock-selection process explained

The Fund's in-depth stock selection process takes our analysts' estimates for earnings growth and feeds them into a proprietary data base with models that rank stocks from most to least attractive. Our aim is to choose the best stocks from this list, while matching the Fund's risk characteristics and industry weightings to those of the Russell 1000 Value Index.

Strong performers

Among our top performers recently were stocks that other companies recognized as undervalued and agreed to buy. Both Honeywell, which will merge with AlliedSignal, and Sundstrand, an aerospace company taken over by United Technologies, posted gains in excess of 50% for the period. In addition, our select energy investments -- including BP Amoco and Texaco -- rebounded as oil prices recovered. Several of our capital goods and retail names also did exceptionally well. In particular, Ingersoll-Rand, an industrial conglomerate, benefited from divesting itself of underperforming assets and focusing on its better-return businesses. Tandy's stock price rose as the company's Radio Shack stores expanded sales of cell phones and Internet services. Our two largest investments -- Citigroup and IBM -- also had great runs for the period, thanks to solid earnings outlooks at both companies.

Weakness in finance and health

The Fund's stake in finance -- roughly 30% of net assets -- hurt performance as investors overreacted to interest-rate concerns. Stocks like Bank of America, Comerica, Hartford Financial Services Group and Equitable Cos. all made little headway for the period. Health-services stocks also disappointed, as investors worried that changes in Medicare reimbursement policies would make the companies less profitable. This hurt firms like HEALTHSOUTH, a nationwide rehabilitation chain; Lincare Holdings, a home oxygen provider, and Omnicare, a drug distributor that sells to nursing homes. In addition, telecommunications services stocks were weak. Our largest holding in this area was MCI WorldCom, whose stock stalled as investors second-guessed the company's acquisition plans. We remained confident in the company's long-term strategy and added to our stake. Other large investments that fell on hard times included General Dynamics, whose stock price remained flat following a recent acquisition, and Ford Motor Company, which was hit by interest-rate concerns.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1999." The chart is scaled in increments of 2% with -8% at the bottom and 8% at the top. The first bar represents the 4.35% total return for John Hancock Core Value Fund Class A. The second bar represents the -7.79%* total return for John Hancock Core Value Fund Class B. The third bar represents the -7.79%* total return for John Hancock Core Value Fund Class C. The fourth bar represents the -7.72%* total return for John Hancock Core Value Fund Class I. The fifth bar represents the 7.09% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Core Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception July 1, 1999 through August 31, 1999."]

Buying opportunities

We cut back on our investments in insurance, health services and telephone utilities and added to more promising sectors. We bought Monsanto after its merger with American Home Products fell through and environmental concerns emerged about its new weed-killing technology. We believe the stock's downturn is temporary, given strong reception for both the company's new anti-arthritis drug and weed-killing product. We also bought Dow Chemical and W.R. Grace, whose businesses should benefit as economies worldwide improve. In the media area, we added Time Warner, which owns valuable cable assets along with a worldwide media franchise, and CBS, whose radio and billboard businesses should benefit from rising advertising prices. With the improving outlook for energy prices, we also bought stock in oil companies like Chevron, Exxon and Mobil.

"...focus on
large-
company
stocks that
are cheap
with improv-
ing earnings
prospects..."


Positive outlook

Accelerating global economic growth bodes well for economically sensitive companies with business outside the United States. At home, we expect healthy, but more moderate, U.S. economic growth to keep the lid on inflation and interest rates -- a plus for stocks. Once it becomes apparent to investors that the Federal Reserve has stopped raising interest rates, value stocks could well resume leading the market. Over time, we believe our focus on large-company stocks that are cheap with improving earnings prospects will reward shareholders.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock Core Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Effective July 1, 1999, existing shares of the Fund were designated as Class A shares and became available to individual investors. Class B, Class C and Class I* shares became effective July 1, 1999 and do not have cumulative total returns or average annual total returns as of June 30, 1999.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

* For certain institutional investors.


CLASS A

For the period ended June 30, 1999
                                                                       SINCE
                                                        ONE        INCEPTION
                                                        YEAR        (10/2/95)
                                                     -------         -------
Cumulative Total Returns                               7.53%         112.32%
Average Annual Total Returns(1)                        7.53%          22.27%

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.90% (until July 1, 2000) of the Fund's average daily net assets. In addition, the Distributor will not impose the Class A 12b-1 fee until July 1, 2000. Without the limitation of expenses and the non-imposition of the 12b-1 fee, the average annual total return for the one-year and since inception period for Class A shares would have been 6.62% and 16.59%, respectively.


WHAT HAPPENED TO AN INVESTMENT IN THE FUND...

The chart on the right shows how much a $10,000 investment in the John Hancock Core Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 1000 Value Index -- an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less than average growth orientation.

[Line chart with the heading John Hancock Core Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 1000 Value Index and is equal to $21,391 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value Fund on October 2, 1995, before sales charge, and is equal to $20,819 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $19,772 as of August 31, 1999.]

Assuming all distributions were reinvested between July 1, 1999 and August
31, 1999, the chart below shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and the value of a $250,000 investment in the Fund's Class I shares. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                             Class B      Class C        Class I
                          at $10,000   at $10,000    at $250,000
----------------------------------------------------------------
Inception Date                7/1/99       7/1/99         7/1/99
----------------------------------------------------------------
Without Sales Charge          $9,221       $9,221       $232,804
----------------------------------------------------------------
With Maximum Sales Charge     $8,760       $9,129             --
----------------------------------------------------------------
Russell 1000 Value Index      $9,347       $9,347       $233,674



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
August 31, 1999 (Unaudited)
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $9,468,279)                $10,226,816
Joint repurchase agreement
(cost - $898,000)                                    898,000
Corporate savings account                                903
                                                 -----------
                                                  11,125,719
Receivable for investments sold                       38,518
Receivable for shares sold                           133,169
Dividends receivable                                  14,147
Dividend reclaim receivable                                8
Interest receivable                                      138
Deferred organization
expense - Note A                                       1,890
Other assets                                             273
                                                 -----------
Total Assets                                      11,313,862
------------------------------------------------------------

Liabilities:
Payable for investments purchased                    788,657
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                2,565
Accounts payable and accrued expenses                 19,253
                                                 -----------
Total Liabilities                                    810,475
------------------------------------------------------------

Net Assets:
Capital paid-in                                    9,570,468
Accumulated net realized
gain on investments                                  127,541
Net unrealized appreciation
of investments                                       758,537
Undistributed net investment income                   46,841
                                                 -----------
Net Assets                                       $10,503,387
============================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no par value)

Class A* - $8,131,423/660,277                         $12.32
============================================================
Class B* - $1,797,485/145,993                         $12.31
============================================================
Class C* - $37,180/3,020                              $12.31
============================================================
Class I* - $537,299/43,628                            $12.32
============================================================
Maximum Offering Price Per Share**
Class A - ($12.32 x 105.26%)                          $12.97
============================================================

 * Effective July 1, 1999, existing shares of the Fund were designated Class A shares and Class B, Class C and Class I shares commenced operations.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended August 31, 1999  (Unaudited)
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $254)                           $67,841
Interest                                               4,901
                                                 -----------
                                                      72,742
                                                 -----------
Expenses:
Investment management fee -
Note B                                                30,885
Distribution and service fee - Note B
Class A                                                3,730
Class B                                                  713
Class C                                                    8
Registration and filing fees                          10,063
Auditing fee                                           7,541
Custodian fee                                          7,199
Printing                                               3,960
Transfer agent fee - Note B                            1,907
Organization expense - Note A                            881
Accounting and legal
services fee - Note B                                    654
Trustees' fees                                           363
Miscellaneous                                            319
Legal fees                                               120
                                                 -----------
Total Expenses                                        68,343
------------------------------------------------------------
Less Expense Reductions - Note B                     (27,186)
------------------------------------------------------------
Less Class A Distribution
and Service Fee Reduction - Note B                    (3,730)
------------------------------------------------------------
Net Expenses                                          37,427
------------------------------------------------------------
Net Investment Income                                 35,315
------------------------------------------------------------
Realized and Unrealized Gain
on Investments:
Net realized gain on
investments sold                                     444,874
Change in net unrealized appreciation/
depreciation of investments                         (275,973)
                                                 -----------
Net Realized and Unrealized
Gain on Investments                                  168,901
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                           $204,216
============================================================

See notes to financial statements.



Statement of Changes in Net Assets
----------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED
                                              YEAR ENDED              AUGUST 31, 1999
                                           FEBRUARY 28, 1999            (UNAUDITED)
                                           -----------------            ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                $69,714               $35,315
Net realized gain on investments sold                834,769               444,874
Change in net unrealized appreciation/
depreciation of investments                         (193,421)             (275,973)
                                                  ----------            ----------
Net Increase in Net Assets Resulting
from Operations                                      711,062               204,216
                                                  ----------            ----------

Distributions to Shareholders:
Dividends from net investment income
Class A** - ($0.1785 and none
per share, respectively)                             (79,584)                   --
Distributions from net realized gain
on investments sold
Class A** - ($2.7712 and
$0.4400 per share, respectively)                  (1,235,864)             (340,207)
                                                  ----------            ----------
Total Distributions to Shareholders               (1,315,448)             (340,207)
                                                  ----------            ----------
From Fund Share Transactions - Net:*                (458,243)            3,954,647
                                                  ----------            ----------

Net Assets:
Beginning of period                                7,747,360             6,684,731
                                                  ----------            ----------
End of period (including undistributed
net investment income of $11,526 and
$46,841, respectively)                            $6,684,731           $10,503,387
                                                  ==========            ==========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of the Fund for the period indicated.





Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                        SIX MONTHS ENDED
                                              YEAR ENDED                 AUGUST 31, 1999
                                           FEBRUARY 28, 1999               (UNAUDITED)
                                       -------------------------   -------------------------
                                           SHARES         AMOUNT       SHARES         AMOUNT
                                       ----------     ----------   ----------     ----------
CLASS A*
Shares sold                               106,470     $1,518,766      173,733     $2,226,936
Shares issued to shareholders
in reinvestment of distributions          106,255      1,315,448       26,595        340,151
                                       ----------     ----------   ----------     ----------
                                          212,725      2,834,214      200,328      2,567,087
Less shares repurchased                  (228,113)    (3,292,457)     (80,808)    (1,071,412)
                                       ----------     ----------   ----------     ----------
Net increase (decrease)                   (15,388)     ($458,243)     119,520     $1,495,675
                                       ==========     ==========   ==========     ==========

CLASS B*
Shares sold                                    --             --      145,993     $1,839,574
                                       ----------     ----------   ----------     ----------
Net increase                                   --             --      145,993     $1,839,574
                                       ==========     ==========   ==========     ==========

CLASS C*
Shares sold                                    --             --        3,020        $38,225
                                       ----------     ----------   ----------     ----------
Net increase                                   --             --        3,020        $38,225
                                       ==========     ==========   ==========     ==========

CLASS I*
Shares sold                                    --             --       43,628       $581,173
                                       ----------     ----------   ----------     ----------
Net increase                                   --             --       43,628       $581,173
                                       ==========     ==========   ==========     ==========

* Effective July 1, 1999, existing shares of the Fund were designated Class A shares and Class B,
Class C and Class I shares commenced operations.

See notes to financial statements.





Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
The following tables include selected data for a share outstanding  throughout each period, total investment return, key ratios and supplemental data are listed as follows:

                                         PERIOD FROM OCTOBER 2, 1995                                           SIX MONTHS ENDED
                                         (COMMENCEMENT OF OPERATIONS)        YEAR ENDED FEBRUARY 28,            AUGUST 31, 1999
                                             TO FEBRUARY 29, 1996     1997            1998            1999         (UNAUDITED)
                                                    --------        --------        --------        --------        --------
CLASS A(8)
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $8.50           $9.47          $10.88          $13.93          $12.36
                                                    --------        --------        --------        --------        --------
Net Investment Income (3)                               0.10            0.23            0.21            0.15            0.06
Net Realized and Unrealized
Gain on Investments                                     0.96            1.77            3.33            1.23            0.34
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        1.06            2.00            3.54            1.38            0.40
                                                    --------        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                   (0.09)          (0.19)          (0.13)          (0.18)             --
Distributions from Net Realized
Gain on Investments Sold                                  --           (0.40)          (0.36)          (2.77)          (0.44)
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.09)          (0.59)          (0.49)          (2.95)          (0.44)
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $9.47          $10.88          $13.93          $12.36          $12.32
                                                    ========        ========        ========        ========        ========
Total Investment Return at Net
Asset Value (6)                                       12.52%(2)       21.36%          32.97%           9.87%           4.35%(2)
Total Adjusted Investment
Return at Net Asset Value (6,7)                       (1.18%)(2)      15.92%          32.02%           8.94%           3.95%(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                $682          $1,323          $7,747          $6,685          $8,131
Ratio of Expenses to Average
Net Assets                                             0.95%(1)        0.95%           0.95%           0.95%           0.95%(1)
Ratio of Adjusted Expenses to
Average Net Assets (4,5)                              34.06%(1)        6.39%           1.90%           1.88%           1.75%(1)
Ratio of Net Investment Income
to Average Net Assets                                  2.81%(1)        2.26%           1.60%           1.03%           0.93%(1)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets (4,5)                             (30.30%)(1)      (3.18%)          0.65%           0.10%           0.13%(1)
Portfolio Turnover Rate                                  12%             66%            119%             61%             44%
Fee Reduction Per Share (3)                            $1.22           $0.55           $0.12           $0.13           $0.05


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------
                                                                              FOR THE PERIOD FROM
                                                                                  JULY 1, 1999
                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                              TO AUGUST 31, 1999
                                                                                  (UNAUDITED)
                                                                                   --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                 $13.35
                                                                                   --------
Net Investment Income (3)                                                              0.00(9)
Net Realized and Unrealized
Loss on Investments                                                                   (1.04)
                                                                                   --------
Total from Investment Operations                                                      (1.04)
                                                                                   --------
Net Asset Value, End of Period                                                       $12.31
                                                                                   ========
Total Investment Return at Net
Asset Value (6)                                                                      (7.79%)(2)
Total Adjusted Investment
Return at Net Asset Value (6,7)                                                      (7.91%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                             $1,797
Ratio of Expenses to Average Net Assets                                               1.95%(1)
Ratio of Adjusted Expenses to
Average Net Assets (4,5)                                                              2.65%(1)
Ratio of Net Investment Income
to Average Net Assets                                                                 0.33%(1)
Ratio of Adjusted Net
Investment Loss to Average Net Assets (4,5)                                          (0.37%)(1)
Portfolio Turnover Rate                                                                 44%
Fee Reduction Per Share (3)                                                           $0.01

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                 $13.35
                                                                                   --------
Net Investment Income (3)                                                              0.00(9)
Net Realized and Unrealized
Loss on Investments                                                                   (1.04)
                                                                                   --------
Total from Investment Operations                                                      (1.04)
                                                                                   --------
Net Asset Value, End of Period                                                       $12.31
                                                                                   ========
Total Investment Return at Net
Asset Value (6)                                                                      (7.79%)(2)
Total Adjusted Investment
Return at Net Asset Value (6,7)                                                      (7.91%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                                $37
Ratio of Expenses to Average
Net Assets                                                                            1.95%(1)
Ratio of Adjusted Expenses to
Average Net Assets (4,5)                                                              2.65%(1)
Ratio of Net Investment Income
to Average Net Assets                                                                 0.46%(1)
Ratio of Adjusted Net
Investment Loss to Average Net Assets (4,5)                                          (0.24%)(1)
Portfolio Turnover Rate                                                                 44%
Fee Reduction Per Share (3)                                                           $0.01

See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------
                                                                              FOR THE PERIOD FROM
                                                                                  JULY 1, 1999
                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                              TO AUGUST 31, 1999
                                                                                  (UNAUDITED)
                                                                                   --------
CLASS I
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                 $13.35
                                                                                   --------
Net Investment Income (3)                                                              0.03
Net Realized and Unrealized
Loss on Investments                                                                   (1.06)
                                                                                   --------
Total from Investment Operations                                                      (1.03)
                                                                                   --------
Net Asset Value, End of Period                                                       $12.32
                                                                                   ========
Total Investment Return at Net
Asset Value (6)                                                                      (7.72%)(2)
Total Adjusted Investment
Return at Net Asset Value (6,7)                                                      (7.84%)(2)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                               $537
Ratio of Expenses to Average Net Assets                                               0.95%(1)
Ratio of Adjusted Expenses to
Average Net Assets (4,5)                                                              1.65%(1)
Ratio of Net Investment Income
to Average Net Assets                                                                 0.84%(1)
Ratio of Adjusted Net
Investment Income to Average Net Assets (4,5)                                         0.14%(1)
Portfolio Turnover Rate                                                                 44%
Fee Reduction Per Share (3)                                                           $0.01

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Effective July 1, 1999, existing shares of the Fund were designated Class A shares. The Fund which had previously only been sold to institutional investors, also became available for sale to individual investors.
(9) Less than $0.01 per share.

See notes to financial statements.




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Schedule of Investments
August 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Core Value Fund on
August 31, 1999. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           MARKET
ISSUER, DESCRIPTION                                              NUMBER OF SHARES           VALUE
---------------------------                                             ---------     -----------
COMMON STOCKS
Aerospace (4.31%)
General Dynamics Corp.                                                      3,300        $207,900
Goodrich (B.F.) Co. (The)                                                   2,000          73,875
United Technologies Corp.                                                   2,579         170,536
                                                                                      -----------
                                                                                          452,311
                                                                                      -----------
Automobile/Trucks (3.45%)
Borg-Warner Automotive, Inc.                                                  400          18,950
Dana Corp.                                                                    500          21,781
Ford Motor Co.                                                              4,700         244,987
Lear Corp.*                                                                 1,100          44,206
Meritor Automotive, Inc.                                                    1,500          32,719
                                                                                      -----------
                                                                                          362,643
                                                                                      -----------
Banks - United States (15.09%)
AmSouth Bancorp.                                                            7,900         172,812
Bank of America Corp.                                                       3,800         229,900
Bank of New York Co., Inc.                                                  1,400          50,050
Chase Manhattan Corp.                                                       2,200         184,112
Citigroup, Inc.                                                             9,600         426,600
Comerica, Inc.                                                              1,600          83,300
First Tennessee National Corp.                                                600          19,200
First Union Corp.                                                           1,100          45,650
Fleet Financial Group, Inc.                                                 1,500          59,719
KeyCorp.                                                                    3,900         113,100
Mellon Bank Corp.                                                           1,600          53,400
Wells Fargo Co.                                                             3,700         147,306
                                                                                      -----------
                                                                                        1,585,149
                                                                                      -----------
Beverages (0.29%)
Anheuser-Busch Cos., Inc.                                                     400          30,800
                                                                                      -----------
Broker Services (0.21%)
Merrill Lynch & Co., Inc.                                                     300          22,388
                                                                                      -----------
Building (3.22%)
Black & Decker Corp. (The)                                                  1,800          94,725
Centex Corp.                                                                  600          16,875
Danaher Corp.                                                                 900          52,875
Fleetwood Enterprises, Inc.                                                   800          16,300
Georgia-Pacific Group                                                       1,300          53,788
Masco Corp.                                                                 1,200          33,975
Ryland Group, Inc.                                                          1,000          24,063
Webb (Del E.) Corp.                                                         1,200          26,100
Willamette Industries, Inc.                                                   500          19,813
                                                                                      -----------
                                                                                          338,514
                                                                                      -----------
Chemicals (1.28%)
Dow Chemical Co. (The)                                                        700          79,537
Grace (W. R.) & Co.*                                                        1,200          22,950
Solutia, Inc.                                                               1,600          32,000
                                                                                      -----------
                                                                                          134,487
                                                                                      -----------
Computers (4.14%)
Cadence Design Systems, Inc.*                                               1,800          24,525
Computer Associates International, Inc.                                       700          39,550
Hewlett-Packard Co.                                                           800          84,300
International Business Machines
Corp.                                                                       2,300         286,494
                                                                                      -----------
                                                                                          434,869
                                                                                      -----------
Consumer Products Miscellaneous (0.40%)
American Greetings Corp. (Class A)                                          1,500          41,531
                                                                                      -----------
Diversified Operations (5.22%)
Johnson Controls, Inc.                                                        300          20,513
Monsanto Co.                                                                4,200         172,462
National Service Industries, Inc.                                             900          28,800
Ogden Corp.                                                                 1,300          29,575
Textron, Inc.                                                               1,800         145,350
Tyco International Ltd.                                                     1,500         151,969
                                                                                      -----------
                                                                                          548,669
                                                                                      -----------
Electronics (2.05%)
Honeywell, Inc.                                                             1,200         136,200
Teradyne, Inc.*                                                               900          61,256
Thomas & Betts Corp.                                                          400          18,000
                                                                                      -----------
                                                                                          215,456
                                                                                      -----------

Finance (3.74%)
Associates First Capital Corp.
(Class A)                                                                   1,800         $61,763
Charter One Financial, Inc.                                                 3,100          72,560
Fannie Mae                                                                  1,500          93,187
Golden West Financial Corp.                                                   600          54,488
Household International, Inc.                                                 900          33,975
Morgan Stanley Dean Witter & Co.                                              900          77,231
                                                                                      -----------
                                                                                          393,204
                                                                                      -----------
Food (0.69%)
Flowers Industries, Inc.                                                    1,200          18,975
Quaker Oats Co.                                                               800          53,450
                                                                                      -----------
                                                                                           72,425
                                                                                      -----------
Household (0.35%)
Premark International, Inc.                                                 1,100          36,575
                                                                                      -----------
Insurance (9.10%)
Allstate Corp. (The)                                                          300           9,844
American General Corp.                                                      1,700         120,700
American International Group, Inc.                                          1,125         104,273
Aon Corp.                                                                   1,200          40,050
Equitable Cos., Inc. (The)                                                  2,600         160,550
Hartford Financial Services Group, Inc.  (The)                              2,400         109,050
Hartford Life, Inc. (Class A)                                                 600          26,063
Lincoln National Corp.                                                      1,000          46,875
Marsh & McLennan Cos., Inc.                                                 1,550         112,859
PartnerRe Ltd. (Bermuda)                                                      400          14,700
Travelers Property Casualty Corp.
(Class A)                                                                   1,400          49,700
XL Capital, Ltd. (Class A)                                                  3,200         161,000
                                                                                      -----------
                                                                                          955,664
                                                                                      -----------
Leisure (0.63%)
Mattel, Inc.                                                                3,100          66,069
                                                                                      -----------
Machinery (1.27%)
Ingersoll-Rand Co.                                                          2,100         133,612
                                                                                      -----------
Media (4.70%)
CBS Corp. *                                                                 4,000         188,000
Clear Channel Communications, Inc.*                                           800          56,050
Time Warner, Inc.                                                           4,200         249,112
                                                                                      -----------
                                                                                          493,162
                                                                                      -----------
Medical (1.89%)
Baxter International, Inc.                                                  1,500         100,594
Cardinal Health, Inc.                                                       1,200          76,500
Lincare Holdings, Inc.*                                                       800          21,100
                                                                                      -----------
                                                                                          198,194
                                                                                      -----------
Metal (0.33%)
Ryerson Tull, Inc.                                                          1,800          34,088
                                                                                      -----------
Office (0.97%)
Avery Dennison Corp.                                                          600          32,925
Pitney Bowes, Inc.                                                            900          53,100
Reynolds & Reynolds Co. (The)
(Class A)                                                                     700          15,313
                                                                                      -----------
                                                                                          101,338
                                                                                      -----------
Oil & Gas (10.14%)
Atlantic Richfield Co.                                                      2,400         211,050
BP Amoco Plc, American Depositary
Receipts (ADR) (United Kingdom)                                               600          67,275
Chevron Corp.                                                               1,600         147,600
El Paso Energy Corp.                                                        1,000          36,563
Exxon Corp.                                                                 1,800         141,975
Mobil Corp.                                                                   700          71,662
Royal Dutch Petroleum Co.
(Netherlands)                                                               1,400          86,625
Sunoco, Inc.                                                                1,300          42,331
Texaco, Inc.                                                                4,100         260,350
                                                                                      -----------
                                                                                        1,065,431
                                                                                      -----------
Paper & Paper Products (1.11%)
Kimberly-Clark Corp.                                                        1,600          91,100
Smurfit-Stone Container Corp.*                                              1,200          25,425
                                                                                      -----------
                                                                                          116,525
                                                                                      -----------
Pollution Control (0.11%)
Allied Waste Industries, Inc.*                                                900          11,475
                                                                                      -----------
Retail (1.44%)
Brinker International, Inc. *                                               2,600          62,400
May Department Stores Co. (The)                                               600          23,438
Outback Steakhouse, Inc.*                                                     600          17,775
Tandy Corp.                                                                   400          18,900
TJX Cos., Inc.                                                              1,000          28,875
                                                                                      -----------
                                                                                          151,388
                                                                                      -----------
Telecommunications (5.91%)
AT&T Corp.                                                                  3,100         139,500
Bell Atlantic Corp.                                                         1,600          98,000
MCI WorldCom, Inc.*                                                         2,800         212,100
Nortel Networks Corp. (Canada)                                                800          32,850
Sprint Corp. (FON Group)                                                    1,200          53,250
Sprint Corp. (PCS Group)                                                      900          53,775
US WEST, Inc.                                                                 600          31,350
                                                                                      -----------
                                                                                          620,825
                                                                                      -----------

Textile (0.85%)
Tommy Hilfiger Corp.*                                                       2,000          67,875
WestPoint Stevens, Inc.                                                       900          21,600
                                                                                      -----------
                                                                                           89,475
                                                                                      -----------
Tobacco (1.99%)
Philip Morris Cos., Inc.                                                    3,100         116,056
Universal Corp.                                                               600          17,025
UST, Inc.                                                                   2,400          76,050
                                                                                      -----------
                                                                                          209,131
                                                                                      -----------
Transportation (3.13%)
Airborne Freight Corp.                                                        600          15,113
Alaska Air Group, Inc.*                                                       400          17,300
Burlington Northern Santa Fe Corp.                                          1,900          55,100
Delta Air Lines, Inc.                                                         900          45,731
Kansas City Southern Industries, Inc.                                       1,200          55,575
Northwest Airlines Corp. *                                                    600          17,700
Southwest Airlines Co.                                                      1,500          25,031
UAL Corp.*                                                                    900          58,331
Union Pacific Corp.                                                           800          38,950
                                                                                      -----------
                                                                                          328,831
                                                                                      -----------
Utilities (9.36%)
Ameren Corp.                                                                1,900          76,119
Ameritech Corp.                                                             1,900         119,937
BellSouth Corp.                                                             2,900         131,225
DQE, Inc.                                                                     800          30,950
Florida Progress Corp.                                                      1,900          89,062
FPL Group, Inc.                                                             1,200          64,800
GTE Corp.                                                                   1,600         109,800
Montana Power Co.                                                             600          18,563
NiSource, Inc.                                                              1,000          23,750
OGE Energy Corp.                                                              900          21,150
PECO Energy Co.                                                             1,200          48,750
Reliant Energy, Inc.                                                        3,700         102,444
SBC Communications, Inc.                                                      900          43,200
Southern Co. (The)                                                          3,800         102,837
                                                                                      -----------
                                                                                          982,587
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $9,468,279)                                                         (97.37%)     10,226,816
                                                                      -----------     -----------

                                                         INTEREST       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                          RATE   (000s OMITTED)          VALUE
----------------------------------                       --------    ------------     -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.55%)
Investment in a joint repurchase
agreement transaction with
Barclay's, Inc. - Dated 08-31-99,
due 09-01-99 (Secured by U.S.
Treasury Bonds, 5.250% thru
9.125%, due 05-15-18 thru
11-15-28 and U.S. Treasury
Notes, 4.500% thru 7.750%,
due 09-30-00 thru 02-15-05)
- Note A                                                   5.440%            $898        $898,000

Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.15%                                                                            903

TOTAL SHORT-TERM INVESTMENTS                                               (8.56%)        898,903
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (105.93%)     11,125,719
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (5.93%)       (622,332)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $10,503,387
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Institutional Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: John Hancock Core Value Fund ("the Fund"), John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock International Equity Fund, John Hancock Independence Balanced Fund, John Hancock Core Growth Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund. Prior to July 1, 1999, John Hancock Core Value Fund was known as John Hancock Independence Value Fund, John Hancock Core Growth Fund was known as John Hancock Independence Growth Fund and John Hancock Medium Capitalization Growth Fund was known as John Hancock Multi-Sector Growth Fund. The other ten series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. Effective July 1, 1999, the Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors. Existing shares of the Fund were designated Class A shares and Class B, Class C, and Class I shares commenced operations. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulation of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation".

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporated estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could have differed from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might required the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended August 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund had no lending activity for the period ended August 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including the 12b-1 fee and the transfer agent fee) from exceeding 0.90% of the Funds average daily net assets. Accordingly, for the period ended August 31, 1999, the reduction in the Fund's expenses with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $27,186. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $14,016. Out of this amount, $1,252 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,333 was paid as sales commissions to unrelated broker-dealers and $10,431 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1999, there were no contingent deferred sales charges.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended August 31, 1999, there were no contingent deferred sales charges.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. The Distributor has waived the Fund's Class A 12b-1 payments until July 1, 2000, which as of August 31, 1999 amounted to $3,730. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company (JHMLICo.) The Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1999, aggregated $6,813,500 and $3,334,417, respectively.

The cost of investments owned at August 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $10,366,279. Gross unrealized appreciation and depreciation of investments aggregated $1,132,128 and $373,591, respectively, resulting in net unrealized appreciation of $758,537.

SHAREHOLDER MEETING (UNAUDITED)

On June 16, 1999, a special meeting of John Hancock Core Value Fund was held. The shareholders approved the following proposal (votes in parentheses):

To adopt a distribution plan providing for payments to John Hancock Funds, Inc. ("JH Funds") to provide certain services to the Fund's shareholders and to reimburse JH Funds for its expenses in connection with the sale of fund shares (401,584 FOR, 87,668 AGAINST and 18,165 ABSTAINING).



NOTES

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NOTES

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NOTES

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Core Value Fund. It may be used as sales literature when preceded or
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objectives and operating policies.


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880SA   8/99
       10/99